As filed with the Securities and Exchange Commission on April 24, 2025
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933File No. 333-155153
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 23
☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940File No. 811-21697
Amendment No. 205
☒
(Check appropriate box or boxes.)
Nationwide VL Separate Account-G

(Exact Name of Registrant)
Nationwide Life and Annuity Insurance Company

(Name of Depositor)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Depositor's Principal Executive Offices) (Zip Code)
(614) 249-7111

Depositor's Telephone Number, including Area Code
Denise L. Skingle, Senior Vice President and Secretary
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
May 1, 2025

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2025 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Nationwide YourLife® Survivorship VUL
Last Survivor Flexible Premium Adjustable Variable Universal Life Insurance Policies
Issued by
Nationwide Life and Annuity Insurance Company
through its
Nationwide VL Separate Account-G
The date of this prospectus is May 1, 2025.
This prospectus contains basic information about the policies that should be understood before investing. Read this prospectus carefully and keep it for future reference.
Variable life insurance policies are complex products with unique benefits and advantages and are intended as a vehicle for long-term financial planning, not short-term savings. There are costs and charges associated with these benefits and advantages - costs and charges that are different, or do not exist at all within other life insurance products. With help from financial professionals, purchasers are encouraged to compare and contrast the costs and benefits of the policy described in this prospectus against those of other life insurance products, especially other variable life insurance products offered by Nationwide and its affiliates. This process of comparison and analysis should aid in determining whether the purchase of the policy described in this prospectus is consistent with the purchaser’s life insurance objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics and needs.
Variable life insurance policies are not insured by the Federal Deposit Insurance Corporation or any other federal government agency, and are not deposits of, guaranteed by, or insured by the depository institution where offered or any of its affiliates. The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable life insurance policies, has been prepared by the SEC’s staff and is available at Investor.gov.
Under state law a Policy Owner may, for a limited time, cancel the policy and receive a refund (commonly referred to as the "right to cancel" period). The length of the right to cancel period depends on state law and may vary depending on whether the policy was purchased to replace another policy. The minimum right to cancel period is 10 days. Upon cancellation, Nationwide will refund the amount prescribed by state law. The amount Nationwide refunds will be Cash Value and any charges deducted or, in certain states, the greater of the Premium paid or the policy's Cash Value plus any charges deducted. For more information, see Right to Cancel (Examination Right).
This prospectus is not an offering in any jurisdiction where such offering may not lawfully be made. Not all Riders, terms, conditions, benefits, programs, features, and investment options are available or approved for use in every state. Contact Nationwide to review a copy of the policy and any Riders or endorsements, see Contacting the Service Center. This prospectus contains all material rights and features of the policy.
The purpose of this policy is to provide life insurance protection for the beneficiary named by the Policy Owner. If the purchaser’s primary need is not life insurance protection, then purchasing this policy may not be in the best interest of the purchaser. Nationwide makes no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.
If this policy is being purchased to replace existing life insurance, the purchaser should carefully consider the benefits, features, and costs of this policy versus those of the policy being replaced.
Nationwide offers a variety of variable universal life policies. Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others including the policy described herein. These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.

Glossary
Accumulation Unit – An accounting unit of measure of an investment in, or share of, a Sub-Account. Accumulation Unit values are initially set at $10 for each Sub-Account.
Attained Age – A person's Issue Age plus the number of full years since the Policy Date.
Base Policy Specified Amount – The amount of insurance coverage selected under the base policy, excluding any Rider Specified Amount.
Cash Surrender Value – The Cash Value minus Indebtedness and any surrender charge.
Cash Value – The total amount allocated to the Sub-Accounts, the policy loan account, and the fixed investment options.
Code – The Internal Revenue Code of 1986, as amended.
Commissionable Target Premium – is an amount used in the calculation of the Percent of Premium Charge and total compensation Nationwide pays. Commissionable Target Premium is actuarially derived based on the Base
Policy Specified Amount, the Insureds' characteristics and the death benefit option of the policy.

Death Benefit – The amount paid upon the Surviving Insured's death, before the deduction of any Indebtedness, or due and unpaid policy charges.
Directed Monthly Deductions – A Policy Owner's election to have deductions for monthly policy charges, including
Rider charges, deducted from a single Sub-Account or the Fixed Account rather than proportionally. If the selected investment option’s value is insufficient to cover the full monthly deduction, the remainder of the monthly deduction will be deducted proportionally from the Sub-Accounts and/or Fixed Account. The Long-Term Fixed Account and
amounts allocated to Enhanced Dollar Cost Averaging programs are not available for Directed Monthly Deduction election.

Fixed Account – An investment option that is funded by Nationwide's general account.
Grace Period – A 61-day period after which the Policy will Lapse if sufficient payments are not made to prevent Lapse.
In Force – Any time during which benefits are payable under the policy and any elected Rider(s).
Indebtedness – The total amount of all outstanding policy loans, including principal and interest due.
Initial Death Benefit Guarantee Period – The length of time during which the Guaranteed Policy Continuation Provision is available.
Insureds – The persons whose lives are insured under the policy. The death of the Surviving Insured triggers payment of the Death Benefit.
Investment Experience – The market performance of a mutual fund/Sub-Account.
Issue Age – A person's age based on their birthday nearest the Policy Date. If their last birthday was more than 182 days prior to the Policy Date, their nearest birthday will be their next birthday.
Lapse – The policy terminates without value.
Long-Term Fixed Account – An investment option that is funded by Nationwide’s general account.
Maturity Date – The policy anniversary on which the younger Insured reaches, or would have reached, Attained Age 120.
Minimum Required Death Benefit – The lowest Death Benefit that will qualify the policy as life insurance under the Code.
Monthly Initial Death Benefit Guarantee Premium – Dollar amounts used to calculate the Premium that must be paid to meet the requirements of the Guaranteed Policy Continuation Provision.
Nationwide – Nationwide Life and Annuity Insurance Company.
Net Accumulated Premiums – Cumulative Premiums less any partial surrenders, Indebtedness, and any Returned Premium.

Net Amount At Risk – The base policy's Death Benefit minus the policy's Cash Value.
Net Asset Value (NAV) – The price of each share of a mutual fund in which a Sub-Account invests. NAV is calculated by subtracting the mutual fund's liabilities from its total assets, and dividing that figure by the number of shares outstanding. Nationwide uses NAV to calculate the value of Accumulation Units. NAV does not reflect deductions made for charges taken from the Sub-Accounts.

Net Premium – Premium after transaction charges, but before any allocation to an investment option.
Policy Data Page(s) – The Policy Data Page(s) are issued as part of the policy and contain information specific to the policy and the Insureds, including coverage and Rider elections. Updated Policy Data Page(s) will be issued if the
Policy Owner makes any changes to coverage elections after the policy is issued.

Policy Date – The date the policy takes effect as shown in the Policy Data Pages. Policy years, months, and anniversaries are measured from this date.
Policy Owner – The person or entity named as the owner on the application, or the person or entity assigned ownership rights.
Policy Monthaversary – The same day of the month as the Policy Date for each succeeding month. In any month where such day does not exist (e.g. 29th, 30th, or 31st), the Policy Monthaversary will be the last day of that calendar month.

Policy Proceeds or Proceeds – Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or is surrendered, adjusted to account for any unpaid charges, Indebtedness and Rider benefits.

Premium – Amount(s) paid to purchase and maintain the policy.
Premium Load – The aggregate of the sales load and premium tax charges.
Returned Premium – Any return of Premium due to Code Section 7702 or 7702A.
Rider – An optional benefit purchased under the policy. Rider availability and Rider terms may vary depending on the state in which the policy was issued.
Rider Specified Amount – The portion of the Total Specified Amount attributable to the Additional Term Insurance Rider.
SEC – Securities and Exchange Commission.
Service Center – The department of Nationwide responsible for receiving all service and transaction requests relating to the policy. For service and transaction requests submitted other than by telephone (including fax requests), the
Service Center is Nationwide's mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is Nationwide's operations processing facility. Information on how to contact the Service Center is in the Contacting the Service Center provision.

Sub-Account(s) – The mechanism used to account for allocations of Net Premium and Cash Value among the policy's variable investment options.
Substandard Rating – An underwriting classification based on medical and/or non-medical factors used to determine what to charge for life insurance based on characteristics of the Insureds beyond traditional factors for standard risks, which include Attained Age, sex, and tobacco habits of the Insureds. Substandard Ratings are shown in the
Policy Data Pages as rate class multiples (medical factors) and/or monthly flat extras (medical and/or non-medical factors). The higher the rate class multiple or monthly flat extra, the greater the risk assessed and the higher the cost of coverage.

Surviving Insured – The living Insured after one of the Insureds dies.
Total Specified Amount – The sum of the Base Policy Specified Amount and the Rider Specified Amount, if applicable.
Valuation Period – The period during which Nationwide determines the change in the value of the Sub-Accounts.
One Valuation Period ends and another begins as of the close of regular trading on the New York Stock Exchange.

Variable Account – Nationwide VL Separate Account-G, a separate account that Nationwide established to hold policy owner assets allocated to variable investment options. The Variable Account is divided into Sub-Accounts, each of which invests in a separate underlying mutual fund.

Table of Contents (continued)

Important Information You Should Consider About the Policy
FEES AND EXPENSES
Charges for Early Withdrawals
Surrender Charge – For up to 15 years from the Policy Date, or effective date of any Base
Policy Specified Amount increase, a surrender charge is deducted if the policy is surrendered, Lapses, or there is a requested decrease of the Base Policy Specified
Amount (see Surrender Charge). This charge will vary based upon the individual characteristics of the Insured. The maximum surrender charge is $44.16 per $1,000 of
Specified Amount, or 4.416% of the Specified Amount. For example, for a policy with a
$100,000 Base Policy Specified Amount, a complete surrender could result in a surrender charge of $4,416.

Partial Surrender Fee – Deducted from the partial surrender amount requested (see
Partial Surrender Fee). Currently, Nationwide waives the Partial Surrender Fee.
Nationwide may elect in the future to assess a Partial Surrender Fee. The Partial
Surrender Fee assessed to each surrender will not exceed the lesser of $25 or 5% of the amount surrendered.

Transaction Charges
The policy owner may also be charged for other transactions as follows:
● Sales Load Charge – Deducted from each Premium payment applied to a policy.
● Premium Taxes Charge – Deducted from each Premium payment applied to a policy.
● Illustration Charge - Upon requesting an illustration.
● Rider Charges – One time rider charges for certain benefits, deducted upon invoking the rider.
See Standard Policy Charges and Policy Riders and Rider Charges.

Ongoing Fees and Expenses (periodic charges)
In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of optional benefits available under the policy, and such fees and expenses are set based on characteristics of the Insured (e.g., age, sex, and rating classification), see Standard Policy Charges and Policy Riders and
Rider Charges. Please refer to the Policy Data Pages of your policy for rates applicable to the policy.

A policy owner will also bear expenses associated with the underlying mutual funds under the policy, as shown in the following table:
	Annual Fee	Minimum	Maximum
	Investment options (underlying mutual fund fees and expenses)	0.11%[1]	2.46%[1]
1 As a percentage of underlying mutual fund net assets.

RISKS
Risk of Loss	Policy owners of variable life insurance can lose money by investing in the policy, including loss of principal (see Principal Risks).
Not a Short-Term Investment
The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash (see Principal Risks).

A surrender charge may apply (see Surrender Charge). In addition, taking policy loans may increase the risk of Lapse and may result in adverse tax consequences (see Policy
Loans).

Risks Associated with Investment Options
● Investment in this policy is subject to the risk of poor investment performance.
Investment Experience can vary depending on the performance of the investment options chosen by the policy owner.
● Each investment option and each general account option will have its own unique risks.
● Review the prospectuses and disclosures for the investment options before making an investment decision.
See Principal Risks.

RISKS
Insurance Company Risks
Investment in the policy is subject to the risks associated with Nationwide, including that any obligations (including under any general account options), guarantees, or benefits are subject to the claims-paying ability of Nationwide. More information about Nationwide, including its financial strength ratings, is available by contacting the Service Center (see
Principal Risks).

Policy Lapse
The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly policy charges, including Rider charges. Cash Surrender Value can be reduced by unfavorable Investment Experience, policy loans, partial surrenders and the deduction of policy charges. Payment of insufficient Premium may cause the policy to Lapse. There is no separate additional charge associated with reinstating a Lapsed policy. The Death
Benefit will not be paid if the policy has Lapsed.

For more information, see Principal Risks and Lapse.

RESTRICTIONS
Investments
● Nationwide may restrict the form in which Sub-Account transfer requests will be accepted (see Sub-Account Transfers).
● Nationwide may limit the frequency and dollar amount of transfers involving the fixed interest options (see Fixed Investment Options Transfers).
● Nationwide reserves the right to add, remove, and substitute investment options available under the policy (see Addition, Deletion, or Substitution of Mutual Funds).
● Transfers between Sub-Accounts are subject to restrictions designed to deter short-term and excessively frequent transfers. Nationwide may restrict the form in which transfer requests will be accepted (see Transfer Restrictions).
● Not all investment options may be available under your policy (see Appendix A:
Underlying Mutual Funds Available Under the Policy).

Optional Benefits
● Certain optional benefits may be subject to availability, eligibility, and/or invocation requirements. Availability of certain optional benefits may be subject to Nationwide’s underwriting approval for the optional benefit.
● Certain optional benefits limit or restrict the investment options available for investment.
● Policy loans are not permitted while benefits are being paid under certain optional benefits.
● Nationwide reserves the right to discontinue offering any optional benefit. Such a discontinuance will only apply to new policies and will not impact any policies already In
Force.
For more information, see Policy Riders and Rider Charges.

TAXES
Tax Implications
● Consult with a tax professional to determine the tax implications of an investment in and payments received under this policy.
● Earnings on the policy are generally not taxable to the policy owner, unless withdrawn from the policy. Partial and full surrenders from the policy will be subject to ordinary income tax and may be subject to a tax penalty.
For more information, see Taxes.

CONFLICTS OF INTEREST
Investment Professional Compensation
Some financial professionals receive compensation for selling the policy. Compensation can take the form of commissions and other indirect compensation in that Nationwide may share the revenue it earns on this policy with the financial professional’s firm. This conflict of interest may influence a financial professional, as these financial professionals may have a financial incentive to offer or recommend this policy over another investment (see A
Note on Charges).

Exchanges
Some financial professionals may have a financial incentive to offer an investor a new policy in place of the one he/she already owns. An investor should only exchange his/her policy if he/she determines, after comparing the features, fees, and risks of both policies, that it is preferable for him/her to purchase the new policy, rather than to continue to own the existing one (see Exchanging the Policy for Another Life Insurance Policy).

Overview of the Policy
Purpose
The primary benefit of this policy is life insurance coverage. Nationwide will pay the Death Benefit Proceeds upon the Surviving Insured's death if both Insureds die while the policy is In Force. The policy is In Force when: the policy has been issued; the initial Premium has been paid; at least one Insured is living; the policy has not been surrendered for its Cash Surrender Value; and the policy has not Lapsed.
The Cash Value and Death Benefit, to the extent the Death Benefit includes or is based on the Cash Value, will not be fixed but will be dependent on the investment performance of the investment options in which the Policy Owner is invested, and cumulative separate account and policy charges assessed by Nationwide over the life of the policy.
Prospective purchasers should consult with a financial professional to determine whether this policy is appropriate for them, taking into consideration his/her particular needs, including investment objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics. Generally speaking, this policy is intended as a long-term investment, it is not a short-term investment and is not appropriate for an investor who needs ready access to cash, see Principal Risks.
Premiums
The Policy Owner will select a Premium payment plan for the policy at the time of application. Within limits, the Policy Owner may vary the frequency and amount of Premium payments, see Premium Payments and Unfavorable Sub-Account Investment Experience .
Net Premium, loan repayments, and Cash Value may be allocated among fixed and/or variable investment options available in the policy.
The policy currently offers two fixed investment options, the Fixed Account and the Long-Term Fixed Account. Both of these options will earn interest daily at an effective annual rate, see Fixed Investment Options. The Long-Term Fixed Account may earn a higher interest rate than the Fixed Account, but will also be subject to greater allocation, transfer, and partial surrender restrictions, see Fixed Investment Options Transfers.
The variable investment options offered under the policy correspond to mutual funds designed to be the underlying investment options of variable insurance products. Nationwide VL Separate Account-G contains a separate Sub-Account for each of the underlying mutual funds offered in the policy.
Additional information about the underlying mutual funds is available in Appendix A: Underlying Mutual Funds Available Under the Policy.
Payment of insufficient Premium may cause the policy to Lapse.
Policy Features
Death Benefit Options
Note: The Death Benefit will be the greater of the amount produced by the death benefit option in effect on the date of the Surviving Insured's death or the Minimum Required Death Benefit, see The Minimum Required Death Benefit .
Death Benefit Option 1: The Death Benefit will be the Total Specified Amount as of the Surviving Insured's date of death.
Death Benefit Option 2: The Death Benefit will be the Total Specified Amount plus the Cash Value as of the Surviving Insured's date of death.
Death Benefit Option 3: The Death Benefit will be the Total Specified Amount plus the accumulated Premium account (which consists of all Premium payments, up to the maximum stated in the Policy Data Pages, plus interest), less any partial surrenders, as of the Surviving Insured's date of death.
For additional information, see Standard Death Benefit Options.
Choice of Policy Proceeds
The Policy Proceeds may be paid in a lump sum, or a variety of options that will pay out over time.

Coverage Flexibility
Subject to conditions, the Policy Owner may choose to:
•
change the death benefit option;
•
increase or decrease the Base Policy Specified Amount and/or Rider Specified Amount;
•
change beneficiaries; and
•
change ownership of the policy.
Continuation of Coverage Guarantee Feature
The policy will remain In Force during the policy continuation period as long as sufficient Premium is paid to meet the requirements set forth in Guaranteed Policy Continuation Provision.
Access to Cash Value
Subject to conditions, the Policy Owner may:
•
take a policy loan, see Policy Loans.
•
take a partial surrender, see Partial Surrender.
•
surrender the policy for its Cash Surrender Value at any time while the policy is In Force, see Full Surrender.
Transfer Requests
Policy Owners may request to transfer allocations between available investment options of the policy (i.e., the fixed investment options and Sub-Accounts). Requests to transfer allocations between policy investment options will be processed in the Valuation Period they are received at the Service Center as long as the request is in good order. Requests that are not in good order may be delayed or returned, see Contacting the Service Center.
Restrictions or limitations on transfers from the general account option(s) may delay a Policy Owner’s ability to transfer Cash Value to the Sub-Accounts. Additionally, transfer requests from a Sub-Account may be subject to short-term trading fees and policies and procedures intended to reduce the potentially detrimental impact that disruptive trading has on Investment Experience. For additional information, see Transfers Among and Between the Policy Investment Options.
Taxes
Earnings on the policy are generally not taxable to the Policy Owner, unless withdrawn from the policy. This is known as tax deferral. In addition, beneficiaries generally will not have to include Death Benefit Proceeds as taxable income, see Taxes.
Assignment
Policy Owners may assign the policy as collateral for a loan or another obligation while the policy is In Force, see Assigning the Policy.
Right to Cancel (Examination Right)
For a limited time, the Policy Owner may cancel the policy and Nationwide will refund the amount prescribed by state law, see Right to Cancel (Examination Right).
Riders
The Policy Owner may purchase one or more of the Riders listed below, subject to availability in the state where the policy is issued. There may be additional charges assessed for elected Riders and Rider charges may vary based upon the individual characteristics of the Insured. Operation and benefits of the Riders described in this prospectus may vary by the state where the policy is issued.
•
Overloan Lapse Protection Rider
•
Adjusted Sales Load Life Insurance Rider
•
Policy Split Option Rider
•
Additional Term Insurance Rider
•
No Charge Four Year Term Insurance Rider

•
Four Year Term Insurance Rider
•
Extended Death Benefit Guarantee Rider
•
For additional information, see Policy Riders and Rider Charges.

Fee Table
The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering or taking partial surrenders from the policy. Please refer to the Policy Data Pages of your policy for information about the specific fees you will pay based on the options you have elected.
The first table describes the fees and expenses that a Policy Owner will pay at the time the Policy Owner pays Premium into the policy, surrenders or takes partial surrenders from the policy, or transfers Cash Value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Sales Load[1]	Upon making a Premium payment	Maximum: $65 from each $1,000 of Premium	Currently: $45 from each $1,000 of Premium
Premium Taxes	Upon making a Premium payment	Maximum: $35 from each $1,000 of Premium	Currently: $35 from each $1,000 of Premium
Illustration Charge[2]	Upon requesting an illustration	Maximum: $25	Currently: $0
Partial Surrender Fee	Upon a partial surrender	Maximum: lesser of $25 or 2% of the amount surrendered from the policy's Cash Value	Currently: $0
Surrender Charge3†	Upon surrender, policy Lapse, and certain Base Policy Specified Amount decreases	Maximum: $44.16 per $1,000 of Base Policy Specified Amount	Minimum: $0.78 per $1,000 of Base Policy Specified Amount
Representative: male, Issue Age 55, non-
tobacco and female, Issue Age 55, non-
tobacco, Total Policy Specified Amount
and Base Policy Specified Amount
$1,000,000, Death Benefit Option 1 and a
complete surrender of the policy in year
one
	Upon surrender, policy Lapse, and certain Base Policy Specified Amount decreases	$21.57 per $1,000 of Base Policy Specified Amount from the policy's Cash Value
Overloan Lapse Protection Rider Charge†	Upon invoking the Rider	Maximum: $42.50 per $1,000 of Cash Value	Minimum: $1.50 per $1,000 of Cash Value
Representative: the younger Insured is Attained Age 85 with a Cash Value of $500,000	Upon invoking the Rider	$32 per $1,000 of Cash Value
†
This charge will vary based upon the individual characteristics of the Insureds. Representative charges shown in the table may not be representative of the charge that a particular Policy Owner will pay. Policy Owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
1
The current Sales Load shown in the table is charged during each of the first 15 policy years for Premium paid up to the Commissionable Target Premium in each year, see Premium Load.
2
The policy owner will be expected to pay the Illustration Charge by check or money order at the time of the request. This charge will not be deducted from Cash Value.
3
For policies issued prior to January 1, 2014, the maximum Surrender Charge is $50.00 per $1,000 of Base Policy Specified Amount, the minimum Surrender Charge is $0.52 per $1,000 of Base Policy Specified Amount, and the representative Surrender Charge is $21.11 per $1,000 of Base Policy Specified Amount.

The next table describes the fees and expenses that a Policy Owner will pay periodically while the policy is In Force, not including underlying mutual fund operating expenses.
Periodic Charges Other than Annual Underlying Mutual Fund Expenses
Base Contract Charges
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charge†	Monthly	Maximum: $83.34 per $1,000 of Net Amount At Risk	Minimum: $0.01 per $1,000 of Net Amount At Risk
Representative: male, Issue Age 55, non- tobacco and female, Issue Age 55, non- tobacco, Total Specified Amount and Base Policy Specified Amount $1,000,000, Death Benefit Option 1 and policy year one	Monthly	$0.01 per $1,000 of Net Amount At Risk
Flat Extra Charge[1]	Monthly	Maximum: $2.08 per $1,000 of Net Amount At Risk for each Flat Extra assessed
Mortality and Expense Risk Charge	Monthly	Maximum: $0.67 per $1,000 of Cash Value allocated to the Sub- Accounts
Administrative Per Policy Charge	Monthly	Maximum: $20.00 per policy	Currently: $15.00 per policy
Underwriting and Distribution Charge†	Monthly	Maximum: $0.74 per $1,000 of Base Policy Specified Amount	Minimum: $0.03 per $1,000 of Base Policy Specified Amount
Representative: male, Issue Age 55, non- tobacco and female, Issue Age 55, non- tobacco, Base Policy Specified Amount $1,000,000, Death Benefit Option 1 and policy year one	Monthly	$0.18 per $1,000 of Base Policy Specified Amount
Policy Loan Interest Charge[2]	Annually and at the time of certain events and transactions	Maximum: 3.90% of Indebtedness
Optional Benefit Charges
Charge	When Charge is Deducted	Amount Deducted
Adjusted Sales Load Life Insurance Rider Charge	Monthly	Maximum for each 1% of Premium Load replaced: $0.14 for each $1,000 of aggregate Premiums	Currently for each 1% of Premium Load replaced: $0.14 for each $1,000 of aggregate Premiums
Four Year Term Insurance Rider Charge†	Monthly	Maximum: $83.34 per $1,000 of Rider Death Benefit	Minimum: $0.01 per $1,000 of Rider Death Benefit

Optional Benefit Charges
Representative: male, Issue Age 55, non- tobacco and female, Issue Age 55, non- tobacco, Total Specified Amount and Base Policy Specified Amount $1,000,000, Death Benefit Option 1 and policy year one	Monthly	$0.01 per $1,000 of Rider Death Benefit
Additional Term Insurance Rider Charge†	Monthly	Maximum: $83.34 per $1,000 of Rider Death Benefit	Minimum: $0.01 per $1,000 of Rider Death Benefit
Representative: male, Issue Age 55, non- tobacco and female, Issue Age 55, non- tobacco, Total Specified Amount and Base Policy Specified Amount $1,000,000, Death Benefit Option 1 and policy year one	Monthly	$0.01 per $1,000 of Rider Death Benefit
Policy Split Option Rider Charge†	Monthly	Maximum: $0.03 per $1,000 of Total Specified Amount	Minimum: $0.01 per $1,000 of Total Specified Amount
Representative: male, Issue Age 55, non- tobacco and female, Issue Age 55, non- tobacco, Total Specified Amount and Base Policy Specified Amount $1,000,000, Death Benefit Option 1 and policy year one	Monthly	$0.03 per $1,000 of Total Specified Amount
Extended Death Benefit Guarantee Rider Charge†	Monthly	Maximum: $0.16 per $1,000 of Base Policy Specified Amount covered by Rider	Minimum: $0.02 per $1,000 of Base Policy Specified Amount covered by Rider
Representative: male, Issue Age 55, non-
tobacco and female, Issue Age 55, non-
tobacco, Total Specified Amount and Base
Policy Specified Amount $1,000,000,
Death Benefit Option 1, in the first policy
year, Extended Death Benefit Guarantee
Percentage of 100%, a lifetime Extended
Death Benefit Guarantee Duration
	Monthly	$0.12 per $1,000 of Base Policy Specified Amount covered by Rider
†
This charge will vary based upon the individual characteristics of the Insureds. Representative charges shown in the table may not be representative of the charge that a particular Policy Owner will pay. Policy Owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
1
The Flat Extra Charge is only applicable if certain factors result in an Insured having a Substandard Rating, see Cost of Insurance Charge. An Insured with more than one Substandard Rating may be assessed more than one Flat Extra Charge.
2
Currently, the Administrative Per Policy Charge is $15.00 per month during the first 15 policy years and $5.00 per month thereafter.
3
The maximum and current Policy Loan Interest Charge rates are stated as gross rates of interest charged.

The next table shows the minimum and maximum total operating expenses charged by the underlying mutual funds that a Policy Owner may periodically pay while the policy is In Force. A complete list of the underlying mutual funds available under the policy, including their annual expenses, may be found at the back of this document in Appendix A: Underlying Mutual Funds Available Under the Policy.
Annual Underlying Mutual Fund Expenses
	Minimum	Maximum
(Expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses, as a percentage of average underlying mutual fund net assets.)	0.11%	2.46%
Principal Risks
Variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. Policy Owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary. Policy Owners accessing the Cash Value could incur potentially substantial surrender charges. The Cash Value, and the Death Benefit to the extent the Death Benefit includes or is based on the policy's Cash Value, will be dependent upon the investment performance of the Policy Owner's investment allocations and the fees, expenses and charges paid over the life of the policy. A Policy Owner may not earn sufficient returns from the investment options offered by Nationwide in the policy and selected by the Policy Owner to pay the policy’s periodic charges in which case additional Premium payments may be required over the life of the policy to prevent Lapse. Policy guarantees that exceed the value in the Variable Account, including payment of the Death Benefit, are subject to Nationwide's claims paying ability. If Nationwide experiences financial distress, it may not be able to meet its obligations.
Unfavorable Sub-Account Investment Experience
The Sub-Accounts invest in underlying mutual funds. Underlying mutual funds are variable investments, meaning their value will increase or decrease based on the performance of their portfolio holdings. As such, the Sub-Accounts may generate unfavorable Investment Experience. Unfavorable Investment Experience and the deduction of policy and Sub-Account charges may lower the policy’s Cash Value potentially resulting in a Lapse of insurance coverage, even if all Premium is paid as planned.
Note: A customized projection of policy values (a "policy illustration") is available from your financial professional at the time of application and after the policy is issued. The Policy Owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the Policy Owner intends to pay and when. The Policy Owner also selects assumed Investment Experience. Illustrated Premium and assumed Investment Experience are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant market decline, additional Premium may be required to meet a Policy Owner's goals and/or to prevent the policy from Lapsing even if all Premium is paid as planned.
Risk of Policy Lapse
Cash Surrender Value can be reduced by unfavorable Investment Experience, policy loans, partial surrenders and the deduction of policy charges. Underlying mutual fund fees are factored into the NAV used to calculate the Accumulation Unit Value of each Sub-Account and may also reduce Cash Surrender Value, see Mutual Fund Operating Expenses. Whenever Cash Surrender Value is insufficient to cover the policy’s charges, the policy is at risk of Lapse; the policy could terminate without value and insurance coverage would cease. Lapse may also have adverse income tax consequences if the policy has outstanding Indebtedness.
Risk of Increase in Current Fees and Charges
Subject to the guaranteed maximum rates stated in the Policy Data Pages, Nationwide may change policy and/or Rider charges and rates under the policy any time there is a change in Nationwide's future expectations related to items such as company investment earnings, mortality experience, persistency experience, expenses (including reinsurance expenses) and taxes. Nationwide will provide at least 30 days advance notice of any increase in policy and/or Rider charges.

If a change in the charges or rates causes an increase to the policy and/or Rider charges, the policy's Cash Value could decrease. If a change in the charges or rates causes a decrease to the policy and/or Rider charges, the policy's Cash Value could increase. Policy and Rider charges will not exceed the maximum charges shown in the fee tables, see Fee Table and Standard Policy Charges.
Limitation of Access To Cash Value
A Policy Owner can access Cash Value through loans, full surrender, and partial surrenders, subject to limitations and any applicable processing fees and surrender charges. Limitations include the amount and frequency of the loan or partial surrender, see Policy Loans and Surrenders. Partial surrenders will reduce the Base Policy Specified Amount as well as other policy benefits, and policy loans may increase the risk of Lapse.
Fixed Investment Options Transfer Restrictions and Limitations
In addition to the Sub-Accounts available under the policy, Net Premium can be allocated to the fixed investment options. Before the policy's Maturity Date, the Policy Owner may make transfers involving the fixed investment options without penalty or adjustment, subject to transfer restrictions. These transfers will be in dollars and Nationwide may limit the frequency and dollar amount of transfers involving the fixed investment options. See Fixed Investment Options Transfers for details about restrictions that apply to transfers to and from the fixed investment options.
Sub-Account Transfer Limitations
Frequent transfers among the Sub-Accounts may dilute the value of Accumulation Units, cause the underlying mutual funds to incur higher transaction costs, and interfere with the underlying mutual funds’ ability to pursue their stated investment objectives. This could result in less favorable Investment Experience and a lower Cash Value. Nationwide has instituted procedures to minimize disruptive transfers. While Nationwide expects these procedures to reduce the adverse effect of disruptive transfers, it cannot ensure that it has eliminated these risks.
Sub-Account Investment Risk
A comprehensive discussion of the risks of each underlying mutual fund may be found in the mutual fund’s prospectus. Read each mutual fund's prospectus before investing. Free copies of each mutual fund's prospectus may be obtained by contacting the Service Center, see Contacting the Service Center.
Investment Option Restrictions
Nationwide limits the Sub-Accounts available for allocation of Premium and transfers of Cash Value when the Extended Death Benefit Guarantee Rider is elected. Nationwide selected the available Sub-Accounts on the basis of factors associated with the underlying mutual funds' investment objectives, strategies, and risks, and Sub-Accounts were excluded from availability on the basis of similar considerations. In general, the permitted investment options are more conservative than those that are not permitted. By electing the Extended Death Benefit Guarantee Rider and accepting the investment option restrictions, Policy Owners may be foregoing investment gains that could otherwise be realized by investing in investment options that are not available under the Rider.
Adverse Tax Consequences
Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion of the Death Benefit Proceeds from the taxable income of the policy's beneficiary. Partial and full surrenders from the policy may be subject to taxes. The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code. Generally, tax treatment of modified endowment contracts is less favorable when compared to a life insurance policy that is not a modified endowment contract. For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income and not a return of investment, see Taxes.
The Death Benefit Proceeds of a life insurance policy are includible in the gross estate of the Surviving Insured for federal income tax purposes if either (a) the Death Benefit Proceeds are payable to the executor of the estate of the Surviving Insured, or (b) the Surviving Insured possessed any incident of ownership in the policy. The death of both Insureds within three years of a policy assignment or other transfer may require inclusion of the Death Benefit Proceeds in the gross estate of the Surviving Insured. Also, the estate of the first Insured to die may be required to include the value of the policy if the first Insured possessed any incident of ownership in the policy. For this purpose, the Treasury Regulations provide that the term "incident of ownership" is to be construed very broadly, and includes any right that the Insureds may have with respect to the economic benefits in the policy. Consult a qualified tax advisor on all tax matters involving the policy described herein.
State Variations
Due to variations in state law, many features of the policy described in this prospectus may be different or may not be available at all depending on the state in which the policy is issued.
Possible variations include, but are not limited to, Rider terms and availability, availability of certain investment options, duration of the right to cancel period, policy exchange rights, policy Lapse and/or reinstatement requirements, and the duration of suicide and incontestability periods. Variations due to state law are subject to change without notice at any time. This prospectus describes all the material features of the policy. To review a copy of the policy and any Riders or endorsements for the state in which the policy will be issued, the Policy Owner can contact the Service Center, see Contacting the Service Center.
Cybersecurity
Nationwide’s businesses are highly dependent upon its computer systems and those of its business partners and service providers. This makes Nationwide susceptible to operational and information security risks resulting from a cybersecurity incident. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by Nationwide, and indirect risks, such as denial of service attacks on service provider websites and other operational disruptions that impede Nationwide’s ability to conduct its businesses or administer the policy (e.g., calculate unit values or process transactions).
Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools, and mobile technology have expanded potential targets for cyber-attack.
Cyber-attacks affecting Nationwide, the underlying mutual funds, intermediaries, and other service providers may adversely affect Nationwide and policy values. As a result of a cybersecurity incident, Nationwide may be subject to regulatory fines and financial losses and/or reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict. Although Nationwide undertakes substantial efforts to protect its computer systems from cyber-attacks, including internal processes and technological defenses that are preventative or detective, and other controls designed to provide multiple layers of security assurance, there can be no guarantee that Nationwide, its service providers, or the underlying mutual funds will be able to avoid cybersecurity incidents affecting Policy Owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.
In the event that policy administration or policy values are adversely affected as a result of a failure of Nationwide’s cybersecurity controls, Nationwide will take reasonable steps to take corrective action and restore policy values to the levels that they would have been had the cybersecurity incident not occurred. Nationwide will not, however, be responsible for any adverse impact to policies or policy values that result from the Policy Owner or its designee’s negligent acts or failure to use reasonably appropriate safeguards to protect against cyber-attacks or to protect personal information.
Business Continuity Risks
Nationwide is exposed to risks related to natural and man-made disasters, such as storms, fires, earthquakes, public health crises, geopolitical disputes, military actions, and terrorist acts, which could adversely affect Nationwide’s ability to administer the policy. Nationwide has adopted business continuity policies and procedures that may be implemented in the event of a natural or man-made disaster, but such business continuity plans may not operate as intended or fully mitigate the operational risks associated with such disasters.

Nationwide outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While Nationwide closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond Nationwide’s control. If one or more of the third parties to whom Nationwide outsources such critical business functions experience operational failures, Nationwide’s ability to administer the policy could be impaired.
Nationwide Life and Annuity Insurance Company
The policy is issued by Nationwide with its home office at One Nationwide Plaza, Columbus, Ohio 43215.
Nationwide VL Separate Account-G
Organization, Registration, and Operation
Nationwide VL Separate Account-G is a separate account established under Ohio law. Nationwide owns the assets in this account and is obligated to pay all benefits under the policies. Nationwide may use the separate account to support other variable life insurance policies that it issues. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of federal securities laws. For purposes of federal securities laws, the separate account is, and will remain, fully funded at all times. This registration does not involve the SEC's supervision of the separate account's management or investment practices or policies.
The separate account is divided into Sub-Accounts that invest in shares of the underlying mutual funds. Nationwide buys and sells the mutual fund shares at their respective NAV. Any dividends and distributions from a mutual fund are reinvested at NAV in shares of that mutual fund.
Income, gains, and losses, whether or not realized, from the assets in the separate account will be credited to, or charged against, the separate account without regard to Nationwide's other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account's own Investment Experience and not the investment experience of Nationwide's other assets. The separate account's assets are held separately from Nationwide’s other assets and are not part of Nationwide’s general account. Nationwide may not use the separate account's assets to pay any of its liabilities other than those arising from the policies or other policies supported by the Variable Account. Nationwide will hold assets in the separate account equal to its liabilities. The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.
Nationwide does not guarantee any money placed in this separate account. The value of each Sub-Account will increase or decrease, depending on the Investment Experience of the corresponding underlying mutual fund. A Policy Owner could lose some or all of their money.
Addition, Deletion, or Substitution of Mutual Funds
Where permitted by applicable law, Nationwide reserves the right to:
•
remove, close, combine, or add Sub-Accounts and make new Sub-Accounts available;
•
substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;
•
transfer assets supporting the policies from one Sub-Account to another, or from one separate account to another;
•
combine the separate account with other separate accounts, and/or create new separate accounts;
•
deregister the separate account under the 1940 Act, or operate the separate account or any Sub-Account as a management investment company under the 1940 Act or as any other form permitted by law; and
•
modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.
Nationwide reserves the right to make other structural and operational changes affecting this separate account.

Nationwide will provide notice of any of the changes above. Also, to the extent required by law, Nationwide will obtain the required orders, approvals, and/or regulatory clearance from the appropriate government agencies (such as the various insurance regulators or the SEC). Also, to the extent required by state law, Nationwide will accept an irrevocable election from the Policy Owner to transfer 100% of the policy's Cash Value to the Fixed Account if received within 60 days after the date the Policy Owner received notification of a material change in the investment policy of the separate account.
Substitution of Securities
Nationwide may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:
(1)
shares of a current underlying mutual fund are no longer available for investment; or
(2)
further investment in an underlying mutual fund is inappropriate.
Nationwide will not substitute shares of any underlying mutual fund in which the Sub-Accounts invest without any necessary prior approval of the appropriate state and/or federal regulatory authorities. All affected Policy Owners will be notified in writing by U.S. mail, or any other means permitted by law, in the event there is a substitution, elimination, or combination of shares.
The substitute mutual fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Premium, or both. Nationwide may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in its sole discretion. The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.
Deregistration of the Separate Account
Nationwide may deregister Nationwide VL Separate Account-G under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no outstanding policies supported by the separate account or for any other purpose approved by the SEC.
All Policy Owners will be notified in the event Nationwide deregisters Nationwide VL Separate Account-G.
Voting Rights
Although the separate account owns the mutual fund shares, Policy Owners are the beneficial owner of those shares. When a matter involving a mutual fund is subject to shareholder vote, unless there is a change in existing law, Nationwide will vote the separate account's shares only as instructed by Policy Owners.
When a shareholder vote occurs, a Policy Owner will have the right to instruct Nationwide how to vote. The weight of each vote is based on the number of mutual fund shares that corresponds to the amount of Cash Value a policy has allocated to that mutual fund's Sub-Account (as of a date set by the mutual fund). Nationwide will vote shares for which no instructions are received in the same proportion as those that are received. What this means is that when only a small number of Policy Owners vote, each vote has a greater impact on, and may control the outcome of the vote.
Material Conflicts
The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the Variable Account and one or more of the other separate accounts in which these underlying mutual funds participate.
Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the Policy Owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect Policy Owners and variable annuity payees, including withdrawal of the separate account from participation in the underlying mutual fund(s) involved in the conflict.
Policy Investment Options
Policy Owners designate how Net Premium payments are allocated among the Sub-Accounts and/or the fixed investment options. Allocation instructions must be in whole percentages and the sum of the allocations must equal 100%.

Fixed Investment Options
Nationwide's obligations under the fixed investment options are backed by assets of its general account. The general account contains all of Nationwide's assets other than those in the Variable Account and other Nationwide separate accounts and is used to support Nationwide's annuity and insurance obligations.
Subject to applicable law, Nationwide has sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Nationwide bears the full investment risk for all amounts allocated to the fixed investment options.
Because of exemptive and exclusionary provisions, interests in the fixed investment options have not been and will not be registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts. Nationwide has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment options. Disclosure regarding the fixed investment options, however, is subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.
Minimum Guaranteed Interest Rate
Nationwide guarantees that Cash Value allocated to the fixed investment options will accrue interest daily at an effective annual rate that Nationwide determines without regard to the actual investment experience of the general account. Interest crediting rates are set at the beginning of each calendar quarter but are subject to change at any time. Nationwide will credit any interest in excess of the guaranteed interest crediting rate at its sole discretion. Nationwide may not credit any interest in excess of the guaranteed interest crediting rate and different rates may apply to different Premium allocations or exchanges.
There are currently two fixed investment options available under the policy: the Fixed Account and the Long-Term Fixed Account. The Long-Term Fixed Account may not be available in the state where the policy is issued. The effective annual rate Nationwide declares for the fixed investment options will never be less than 2% for policies with a Policy Date on or after August 1, 2014, 3% for policies with a Policy Date prior to August 1, 2014.
Interest Crediting Risks and Lapse
The policy owner assumes the risk that the actual credited interest rate may not exceed the guaranteed interest crediting rate. Premiums applied to the policy at different times may receive different interest crediting rates. The interest crediting rate may also vary for new Premium versus Sub-Account transfers. Interest credited to the fixed investment options may be insufficient to pay the policy's charges. Additional Premium payments may be required over the life of the policy to prevent it from Lapsing.
Note: Interest credited on a current basis in excess of the guaranteed minimum is not guaranteed and Nationwide may offer promotional rates for new issues and/or in force policies that may not be sustainable for long periods of time. In addition, interest credited on a non-guaranteed basis varies over time, is rarely the same year-over-year, and may be limited to the guaranteed minimum for extended periods of time.
Nationwide’s Claims-Paying Ability
Guaranteed benefits or interest crediting associated with the fixed investment options is a general account obligation of Nationwide. Therefore, any guaranteed benefit, interest crediting, and the policy owner's right to receive payment, is subject to Nationwide’s claims-paying ability and may be subordinate to other claims on the general account in the event Nationwide becomes insolvent.
Restrictions on Transfers to and from the Fixed Investment Options
Prior to the policy's Maturity Date, the policy owner may make transfers involving the fixed investment options. These transfers will be in dollars. Nationwide may impose limits on the dollar amount, percentage of Cash Value, number, and/or frequency of transfers involving the fixed investment options, see Fixed Investment Options Transfers for details about restrictions that apply to transfers to and from the fixed investment options.
Interest Crediting on Long-Term Fixed Account
Nationwide anticipates that the interest crediting rate for the Long-Term Fixed Account will be higher than the interest crediting rate for the Fixed Account. This is because assets supporting the Long-Term Fixed Account interest rate are invested for longer durations, which will generally produce higher rates of return, than assets supporting the Fixed

Account interest rate. Because its supporting assets are invested for longer durations, the Long-Term Fixed Account has stricter allocation, partial surrender, and transfer limitations. However, longer investment durations may not always produce higher returns. Therefore, the interest rate credited to the Long-Term Fixed Account may be the same as, or lower than, the Fixed Account crediting rate. The Long-Term Fixed Account limitations will apply regardless of whether or not the Long-Term Fixed Account is credited a higher rate of interest than the Fixed Account.
Variable Investment Options
The variable investment options available under the policy are Sub-Accounts that invest in underlying mutual funds that are registered with the SEC. The mutual funds' registration with the SEC does not involve the SEC's supervision of the management or investment practices or policies of the mutual funds. The mutual funds are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.
Each Sub-Account's assets are held separately from the assets of the other Sub-Accounts. The result is that each Sub-Account operates independently of the other Sub-Accounts so the income or losses of one Sub-Account will not affect the Investment Experience of any other Sub-Account.
Information about each underlying mutual fund, including its name, type, adviser and subadviser (if applicable), current expenses, and performance, is available in Appendix A: Underlying Mutual Funds Available Under the Policy. Each underlying mutual fund issues its own prospectus that contains more detailed information about the underlying mutual fund. For more information on an underlying mutual fund, refer to the prospectus for the mutual fund. To obtain free copies of prospectuses for the underlying mutual funds, Policy Owners can contact Nationwide using any of the methods described in Contacting the Service Center.
Underlying mutual funds in the separate account are NOT publicly available mutual funds. They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.
The investment advisors of the underlying mutual funds may manage publicly available mutual funds with similar names and investment objectives. However, the underlying mutual funds are NOT directly related to any publicly available mutual fund. Policy Owners should not compare the performance of a publicly available mutual fund with the performance of underlying mutual funds participating in the separate account. The performance of the underlying mutual funds could differ substantially from that of any publicly available mutual funds.
The particular underlying mutual funds available under the policy may change from time to time, see Information on Underlying Mutual Fund Service Fee Payments. Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment. New underlying mutual funds or new share classes of currently available underlying mutual funds may be added. In the case of new share class additions, future allocations may be limited to the new share classes. The Policy Owner will receive notice of any such changes that effect the policy.
In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms, or their affiliates may be added to the separate account. These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.
Valuation of Accumulation Units
Nationwide accounts for the value of a Policy Owner's interest in the Sub-Accounts by using Accumulation Units. The value of each Accumulation Unit varies daily based on the Investment Experience of the underlying mutual fund in which the Sub-Account invests. Nationwide uses each underlying mutual fund's Net Asset Value (NAV) to calculate the daily Accumulation Unit value for the corresponding Sub-Account. Note, however, that the Accumulation Unit value will not equal the underlying mutual fund's NAV. This daily Accumulation Unit valuation process is referred to as "pricing" the Accumulation Units, see How Sub-Account Investment Experience is Determined.
Accumulation Units are priced as of the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. EST, on each day that the NYSE is open. Nationwide will price Accumulation Units on each day that the NYSE is open for business. Any transactions received after the close of the NYSE will be priced as of the next Valuation Period. Nationwide will not price Accumulation Units on these recognized holidays (or on the dates that such holidays are observed by the New York Stock Exchange):
•
New Year's Day
•
Martin Luther King, Jr. Day

•
Presidents' Day
•
Good Friday
•
Memorial Day
•
Juneteenth National Independence Day
•
Independence Day
•
Labor Day
•
Thanksgiving
•
Christmas
In addition, Nationwide will not price Accumulation Units if:
(1)
trading on the NYSE is restricted;
(2)
an emergency exists making disposal or valuation of securities held in the separate account impracticable; or
(3)
the SEC, by order, permits a suspension or postponement for the protection of security holders.
SEC rules and regulations govern when the conditions described in items (1) and (2) exist.
How Sub-Account Investment Experience is Determined
Sub-Account allocations are accounted for in Accumulation Units. A Policy Owner's interest in the Sub-Accounts is represented by the number of Accumulation Units owned by the Policy Owner. The number of Accumulation Units associated with a given Sub-Account allocation is determined by dividing the dollar amount allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account. The number of Sub-Account Accumulation Units owned by a Policy Owner will not change except when Accumulation Units are redeemed to process a requested surrender, transfer, loan, or to take policy charges, or when additional Accumulation Units are purchased with Premium and loan repayments.
Initially, Nationwide sets the Accumulation Unit value at $10 for each Sub-Account. Thereafter, the daily value of Accumulation Units in a Sub-Account will vary depending on the Investment Experience of the underlying mutual fund in which the Sub-Account invests. Nationwide accounts for these performance fluctuations by using a "net investment factor," as described below, in the daily Sub-Account valuation calculations. Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.
Nationwide determines the net investment factor for each Sub-Account on each Valuation Period by dividing (a) by (b), where:
(a)
is the sum of:
●
the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and
●
the per share amount of any dividend or income distributions made by the mutual fund held in the Sub-Account (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus
●
a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations if changes to the law result in a modification to the tax treatment of the separate account; and
(b)
is the NAV per share of the mutual fund held in the Sub-Account determined as of the end of the immediately preceding Valuation Period.
Nationwide determines the Sub-Account’s Accumulation Unit value at the end of each Valuation Period. The Accumulation Unit value for any Valuation Period is determined by multiplying the Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.
Transfers Among and Between the Policy Investment Options
Sub-Account Transfers
Policy Owners may request transfers to or from the Sub-Accounts once per Valuation Period, subject to the terms and conditions described in this prospectus and the prospectuses of the underlying mutual funds. Transfers will be implemented by redeeming Accumulation Units from the Sub-Account(s) indicated by the Policy Owner and using the redemption proceeds to purchase Accumulation Units in another Sub-Account(s) as directed by the Policy Owner. The net result is that the Policy Owner's Cash Value will not change (except due to standard market fluctuations), but the number and allocation of Accumulation Units within the policy will change.

Neither the policies nor the mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading"). A Policy Owner who intends to use an active trading strategy should consult his/her financial professional and request information on other Nationwide policies that offer mutual funds that are designed specifically to support active trading strategies.
Nationwide discourages (and will take action to deter) short-term trading in this policy because the frequent movement between or among Sub-Accounts may negatively impact other investors in the policy. Short-term trading can result in:
•
the dilution of the value of the investors' interests in the mutual fund;
•
mutual fund managers taking actions that negatively impact performance (i.e., keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or
•
increased administrative costs due to frequent purchases and redemptions.
To protect investors in this policy from the negative impact of these practices, Nationwide has implemented, or reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies. Nationwide cannot guarantee that attempts to deter active trading strategies will be successful.
If Nationwide is unable to deter active trading strategies, the performance of the Sub-Accounts that are actively traded may be adversely impacted. Policy Owners remaining in the affected Sub-Account will bear any resulting increased costs.
Short-Term Trading Fees
Some underlying mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of the allocation to the Sub-Account. The fee is assessed against the amount transferred and is paid to the underlying mutual fund. These fees compensate the mutual fund for any negative impact on fund performance resulting from short-term trading. Some underlying mutual funds may refer to short-term trading fees as "redemption fees." If a short-term trading fee is assessed, the Policy Owner will receive a confirmation notice.
Currently, none of the underlying mutual funds assess a short-term trading fee.
U.S. Mail Restrictions
Nationwide monitors transfer activity in order to identify those who may be engaged in harmful trading practices. Transaction reports are produced and examined. Generally, a policy may appear on these reports if the Policy Owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period. A "transfer event" is any transfer, or combination of transfers, occurring in a given Valuation Period. For example, if a Policy Owner executes multiple transfers involving 10 Sub-Accounts in one Valuation Period, this counts as one transfer event. A single transfer occurring in a given Valuation Period that involves only two Sub-Accounts (or one Sub-Account if the transfer is made to or from a fixed investment option) will also count as one transfer event.
As a result of this monitoring process, Nationwide may restrict the form in which transfer requests will be accepted. In general, Nationwide will adhere to the following guidelines:
Trading Behavior	Nationwide's Response
Six or more transfer events within one calendar quarter
Nationwide will mail a letter to the Policy Owner notifying them that:
(1)they have been identified as engaging in harmful trading practices; and
(2)if their transfer events total 11 within two consecutive calendar quarters or 20 within one calendar year, the Policy Owner will be limited to submitting transfer requests via U.S. mail.

11 transfer events within two consecutive calendar quarters OR 20 transfer events within one calendar year	Nationwide will automatically limit the Policy Owner to submitting transfer requests via U.S. mail.
For purposes of Nationwide's transfer policy, U.S. mail includes standard U.S. mail, expedited U.S. mail, and expedited delivery via private carrier.

For calendar year restrictions, each January 1, Nationwide will start the monitoring anew, so that each policy starts with 0 transfer events each January 1. For restrictions on transfer events within two consecutive calendar quarters, Nationwide refreshes the transfer event restriction period at the beginning of each calendar quarter considering only transfers that occur in the current calendar quarter and occurred in the immediately preceding calendar quarter.
Managers of Multiple Policies
Some financial professionals manage the assets of multiple Nationwide policies pursuant to trading authority granted or conveyed by multiple Policy Owners. These multi-policy financial professionals may be required by Nationwide to submit all transfer requests via U.S. mail.
Other Restrictions
Nationwide reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect Policy Owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Policy Owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by Nationwide to constitute harmful trading practices, may be restricted.
Any restrictions that Nationwide implements will be applied consistently and uniformly. The Policy Owner will be notified if a transfer request is rejected.
Underlying Mutual Fund Restrictions and Prohibitions
Pursuant to regulations adopted by the SEC, Nationwide is required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:
(1)
request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any Policy Owner;
(2)
request the amounts and dates of any purchase, redemption, transfer, or exchange request ("transaction information"); and
(3)
instruct Nationwide to restrict or prohibit further purchases or exchanges by Policy Owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than Nationwide’s policies).
Nationwide is required to provide such transaction information to the underlying mutual funds upon their request. In addition, Nationwide is required to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund upon instruction from the underlying mutual fund. Nationwide and any affected Policy Owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund. If an underlying mutual fund refuses to accept a purchase or request to exchange into the underlying mutual fund, Nationwide will keep any affected Policy Owners in their current underlying mutual fund allocation.
Fixed Investment Options Transfers
Prior to the policy's Maturity Date, the policy owner may make transfers involving the fixed investment options. These transfers will be in dollars. Nationwide may impose limits on the dollar amount, percentage of Cash Value, number, and/or frequency of transfers involving the fixed investment options. Contact the Service Center for information regarding restrictions in effect for the fixed investment options at the time of a Premium payment or transfer request, see Contacting the Service Center.
Transfers to and/or from the fixed investment options may be restricted as follows:
•
Transfers to and/or from may be prohibited during the first policy year; and
•
Only one transfer to may be permitted every 12 months.
Transfers to the Fixed Account may be restricted as follows:
•
Transfers to that exceed 25% of the Cash Value (as of the end of the prior Valuation Period) may not be permitted; and
•
Transfers to that would result in the Fixed Account value exceeding 30% of the Cash Value may not be permitted.
Transfers from the Fixed Account may be restricted as follows:

•
Transfers from, of more than 25% of the Fixed Account value in any policy year (as of the end of the previous policy year), may not be permitted.
Long-Term Fixed Account Restrictions
Nationwide may refuse Premium allocations and transfers to the Long-Term Fixed Account that would cause the Long-Term Fixed Account value to exceed the lesser of: 30% of the policy's total Cash Value as of the close of business on the prior Valuation Period, or $1,000,000.
Transfers involving the Long-Term Fixed Account may be further restricted as follows.
After the first policy year, the total of all partial surrenders and transfers from the Long-Term Fixed Account within any 12 month period, determined looking back from the Valuation Period during which Nationwide received the request, is limited to the greater of:
(1)
$5,000; or
(2)
10% of the policy's Long-Term Fixed Account value as of the Policy Monthaversary 12 months prior to the Valuation Period during which Nationwide received the request. (If the request is received within one month after the first policy anniversary, the policy's Long-Term Fixed Account value on the Policy Date will be used.) This limit is cumulative and will be determined on a rolling basis. This means that any transfers and/or partial surrenders from the Long-Term Fixed Account during the 12 months prior to the Valuation Period during which Nationwide received the request will be deducted from the available amount. Information needed to calculate the available amount for transfer can be obtained by contacting the Service Center, see Contacting the Service Center.
Nationwide may further limit or refuse transfers to the Long-Term Fixed Account on a prospective basis at any time. Generally, this right will be invoked when interest rates are low by historical standards, such as times when investments necessary to support a current Long-Term Fixed Account interest crediting rate greater than the current Fixed Account interest crediting rate are not available. In addition, Nationwide does not allow transfers from the Long-Term Fixed Account as part of the asset rebalancing or dollar cost averaging programs if available.
Combined Fixed Investment Option Restriction
Nationwide may refuse Net Premium allocations or transfers of Cash Value that would cause the aggregate Cash Value allocated to the fixed investment options to be greater than 50% of the policy's total Cash Value.
Amounts transferred to the fixed investment options may be credited interest at different rates, see Fixed Investment Options. Transfers from the fixed investment options will be on a last-in, first-out basis (LIFO). Any restrictions that Nationwide implements will be applied consistently and uniformly.
Contacting the Service Center
All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:
•
by Internet at www.nationwide.com
•
by telephone at 1-800-848-6331 (TDD 1-800-238-3035)
•
by mail to Nationwide Life and Annuity Insurance Company, P.O. Box 182835, Columbus, Ohio 43218-2835
•
by fax at 1-888-677-7393
Nationwide reserves the right to restrict or remove the ability to submit service requests via Internet, phone, or fax upon written notice.
Not all methods of communication are available for all types of requests. To determine which methods are permitted for a particular request, refer to the specific transaction provision in this prospectus, or call the Service Center. Requests submitted by means other than described in this prospectus could be returned or delayed.
Service and transaction requests will generally be processed in the Valuation Period they are received at the Service Center as long as the request is in good order, see Valuation of Accumulation Units. Good order generally means that all necessary information to process the request is complete and in a form acceptable to Nationwide. If a request is not in good order, Nationwide will take reasonable actions to obtain the information necessary to process the request. Requests that are not in good order may be delayed or returned. Nationwide reserves the right to process any transaction request sent to a location other than the Service Center in the Valuation Period it is received at the Service Center. On any day the post office is closed, Nationwide is unable to retrieve service and transaction requests that are submitted by mail. This will result in a delay of the delivery of those requests to the Service Center.
If mandated under applicable law, Nationwide may be required to reject a Premium payment and to refuse to process transaction requests for transfers, surrenders, loans, and/or Death Benefit Proceeds until instructed otherwise by the appropriate regulator. Nationwide may also be required to provide information about a specific policy to government regulators.
Nationwide will use reasonable procedures to confirm that instructions are genuine and Nationwide will not be liable for following instructions that it reasonably determined to be genuine. Nationwide may record telephone requests. Telephone and computer systems may not always be available. Any telephone system or computer can experience outages or slowdowns for a variety of reasons. The outages or slowdowns could prevent or delay processing. Although Nationwide has taken precautions to support heavy use, it is still possible to incur an outage or delay. To avoid technical difficulties, submit transaction requests by mail.
The Policy
General Information
The policy is a legal contract. It will comprise and be evidenced by: a written contract; any Riders; any endorsements; the Policy Data Pages; and the application, including any supplemental application. The benefits described in the policy and this prospectus, including any optional Riders or modifications in coverage, may be subject to Nationwide’s underwriting and approval. In addition to the terms and conditions of the policy, Policy Owner rights are governed by this prospectus and protected by federal securities laws and regulations. Nationwide will consider the statements made in the application as representations, and will rely on them as being true and complete. However, Nationwide will not void the policy or deny a claim unless a statement is a material misrepresentation. If a Policy Owner makes an error or misstatement on the application, Nationwide will adjust the Death Benefit, Rider benefits, and Cash Value accordingly.
Under limited circumstances and at the request of the policy owner, Nationwide may backdate the policy by assigning a Policy Date earlier than the date the application is signed. Backdating may result in lower cost of insurance rates; however, policy charges will be deducted from the policy's Cash Value for each accrued month that the policy was backdated.
Any modification or waiver of Nationwide’s rights or requirements under the policy must be in writing and signed by Nationwide’s president or corporate secretary. No agent may bind Nationwide by making any promise not contained in the policy.
Nationwide may modify the policy, its operations, or the separate account’s operations to meet the requirements of any law or regulation issued by a government agency to which the policy, Nationwide, or the separate account is subject. Nationwide may modify the policy to assure that it continues to qualify as a life insurance policy under federal tax laws. Nationwide will notify Policy Owners of all modifications and will make appropriate endorsements to the policy.
The policy is nonparticipating, meaning that Nationwide will not be contributing any operating profits or surplus earnings toward the Policy Proceeds.
To the extent permitted by law, policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors (except as may be provided by assignment).
It is important to remember that the portion of any amounts allocated to Nationwide’s general account, including any amount allocated to the Fixed Account and Long-Term Fixed Account, and any guaranteed benefits Nationwide may provide under the policy exceeding the value of amounts held in the separate account, are subject to Nationwide’s claims paying ability.
Any money Nationwide pays, or that is paid to Nationwide, must be in the currency of the United States of America.
In order to comply with the USA PATRIOT Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.

Policy Owner and Beneficiaries
Policy Owner
The policy belongs to the owner named in the application or as a result of a valid assignment. Unless otherwise indicated, the Surviving Insured becomes the policy owner upon the death of the first Insured. The Policy Owner may name a contingent owner who will become the Policy Owner if the Policy Owner dies before Proceeds become payable. Otherwise, ownership will pass to the Policy Owner's estate, if the Policy Owner is not the Surviving Insured.
Policy Owner Rights
The Policy Owner may exercise all policy rights in accordance with policy terms while the policy is In Force, subject to Nationwide’s approval. These rights include, but are not limited to, the following:
•
changing the Policy Owner, contingent owner, and beneficiary;
•
assigning, exchanging, and/or converting the policy;
•
requesting transfers, policy loans, and partial surrenders or a complete surrender; and
•
changing insurance coverage such as death benefit option changes, adding or removing Riders, and/or increasing or decreasing the Total Specified Amount.
These rights are explained in greater detail throughout this prospectus.
Subject to Nationwide’s approval, the Policy Owner may name a different Policy Owner or contingent owner while the policy is In Force by submitting a written request to the Service Center. Any such change request will become effective as of the date signed, however, it will not affect any payment made or action taken before the change is received and recorded by Nationwide. There may be adverse tax consequences to changing parties of the policy.
Beneficiaries
The principal right of a beneficiary is to receive the Death Benefit Proceeds upon the death of the Surviving Insured while the policy is In Force. While the policy is In Force, a Policy Owner may name more than one beneficiary, designate primary and contingent beneficiaries, change or add beneficiaries, and/or direct Nationwide to distribute the Proceeds other than as described below.
If a primary beneficiary dies before the Surviving Insured dies, Nationwide will pay the Death Benefit Proceeds to the surviving primary beneficiaries. Unless specified otherwise by the Policy Owner, Nationwide will pay multiple primary beneficiaries in equal shares. A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die before the Surviving Insured dies and before any Proceeds become payable. A Policy Owner may name more than one contingent beneficiary. Unless specified otherwise by the Policy Owner, Nationwide will also pay multiple contingent beneficiaries in equal shares.
Requests to change or add beneficiaries must be submitted in writing to the Service Center. Any such change request will become effective as of the date signed, however, it will not affect any payment made or action taken before the change is received and recorded by Nationwide.
Community Property States
In community property states, the Policy Owner’s spouse may have a community property interest in the proceeds of a life insurance policy even if the spouse is not a named party on the policy. Changes of beneficiary and/or ownership, assignment, and certain financial transactions may impede the spouse’s community property interest. The spouse may need to consent to these types of transactions. The Policy Owner should seek legal advice regarding the applicability of community property laws to the policy and whether spousal consent is necessary. Nationwide is not responsible for determining the applicability of community property laws to the policy.
Purchasing a Policy
The policy is available for two Insureds between the Attained Ages of 18 and 85. To purchase the policy, prospective purchasers must submit a completed application and the required initial Premium payment.

Nationwide must receive evidence of insurability that satisfies its underwriting standards (this may require a medical examination) before it will issue a policy. Nationwide can provide prospective purchasers with the details of its underwriting standards upon request. Nationwide reserves the right to reject any application for any reason permitted by law. Additionally, Nationwide reserves the right to modify its underwriting standards on a prospective basis for newly issued policies at any time.
The minimum initial Base Policy Specified Amount in most states is $100,000. Nationwide reserves the right to modify the minimum Base Policy Specified Amount on a prospective basis for newly issued policies at any time.
Initial Premium Payment
The required initial Premium payment amount is stated in the Policy Data Pages and will depend on the following factors: the initial Base Policy Specified Amount, death benefit option elected, any Riders elected, and both Insureds' ages, sexes, health, and activities. Initial Premium may be paid to the Service Center or to an authorized Nationwide representative. The initial Premium payment will not be applied to the policy until the underwriting process is complete.
Insurance Coverage
Issuance of full insurance coverage requires that the Insureds meet all underwriting requirements, the required initial Premium is paid (including any additional Premium determined necessary through the underwriting process), and the policy is issued while both Insureds are alive. Nationwide has the right to reject any application for insurance, in which case Nationwide will return the Premium payment within two business days of the date Nationwide rejects the application.
After Nationwide approves an application, insurance coverage will begin and will be In Force on the Policy Date shown in the Policy Data Pages. Nationwide begins deducting policy charges on the Policy Date. Changes in the Total Specified Amount (which may only be requested after the first policy year) will be effective on the next Policy Monthaversary after Nationwide approves the change request.
Insurance coverage will end upon the Surviving Insured's death, when Nationwide begins to pay the Proceeds, or when the policy reaches the Maturity Date, unless it is extended. Coverage will also end if the policy Lapses.
Temporary Insurance Coverage
Temporary insurance coverage (of an amount equal to the Total Specified Amount, up to $1,000,000) may be available for no charge before full insurance coverage takes effect. Prospective purchasers must submit a temporary insurance agreement and make an initial Premium payment. The amount of this initial Premium payment will depend on the initial Total Specified Amount, choice of death benefit option, and any Riders elected. Temporary insurance coverage will remain In Force for no more than 60 days from the date of the temporary insurance agreement. If full coverage is denied, the temporary insurance coverage will terminate five days from the date Nationwide mails a termination notice (accompanied by a refund equal to the Premium payment made). If full coverage is approved, the temporary insurance coverage will terminate on the date that full insurance coverage takes effect. Allocation of the initial Net Premium will be determined by the right to examine law of the state in which the policy is issued.
Right to Cancel (Examination Right)
Under state law a Policy Owner may, for a limited time, cancel the policy and receive a refund (commonly referred to as the "right to cancel" period). The length of the right to cancel period depends on state law and may vary depending on whether the policy was purchased to replace another policy. The minimum right to cancel period is 10 days.
In order to cancel the policy during the right to cancel period, a Policy Owner must submit a written cancellation request and return the policy either to the sales representative or to the Service Center. Nationwide will honor written cancellation requests received in good order by the last day of the right to cancel period (if returned by US mail, the request must be post-marked by the last day of the right to cancel period). If the policy is canceled during the right to cancel period, Nationwide will treat the policy as if it was never issued.
Written cancellation requests received after the close of business on the date the right to cancel period expires will not be canceled free of charge.
Within seven days of receipt of a written cancellation request, Nationwide will refund the amount prescribed by state law. The amount Nationwide refunds will be Cash Value and any charges deducted or, in certain states, the greater of the Premium paid or the policy's Cash Value plus any charges deducted.

Allocation of Net Premium During Right to Cancel Period
Where state law requires the return of initial Premium for cancellations during the right to cancel period, Nationwide will allocate initial Net Premium to the fixed investment options as instructed. Nationwide will allocate initial Net Premium allocated to the Sub-Accounts to the available money market Sub-Account until the right to cancel period expires. At the expiration of the right to cancel period, Nationwide will transfer the amount held in the money market Sub-Account to the requested Sub-Accounts based on the allocation instructions in effect at the time of the transfer.
Where state law requires the return of Cash Value, Nationwide will allocate all of the initial Net Premium to the designated Sub-Accounts and fixed investment options based upon the allocation instructions in effect at the time.
Premium Payments
This policy does not require a payment of a scheduled Premium amount to keep it In Force. It will remain In Force as long as the conditions that cause a policy to Lapse do not exist, see Lapse and Unfavorable Sub-Account Investment Experience. Premium payment reminder notices will be sent according to the Premium payment schedule selected by the Policy Owner. Additional Premium payments must be submitted to the Service Center. Each Premium payment must be at least $50. Upon request, Nationwide will furnish Premium payment receipts. Policy Owners may make additional Premium payments at any time while the policy is In Force and prior to the Maturity Date, subject to the following:
•
Nationwide may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy's Net Amount At Risk.
•
Nationwide will refund Premium payments that exceed the applicable Premium limit established by the Code to qualify the policy as a contract for life insurance.
•
Nationwide will monitor Premiums paid and will notify Policy Owners when the policy is in jeopardy of becoming a modified endowment contract, see Taxes.
•
Nationwide may require that policy Indebtedness be repaid before accepting any additional Premium payments.
Premium payments will be allocated according to the allocation instructions in effect at the time the Premium is received, subject to the following limitations on fixed investment options allocations:
(1)
Nationwide may refuse Premium allocations, including initial Premium, to the fixed investment options that would cause the total value of amounts allocated to the fixed investment options to exceed 50% of your policy's total Cash Value; and
(2)
Net Premium allocations to the Long-Term Fixed Account, including initial Premium, will not be permitted:
(a)
to exceed $500,000 in any 12 month period (determined on a rolling basis considering any Premium payment allocations during the 12 months prior to the Valuation Period during which Nationwide receives a Premium payment); and/or
(b)
if, at the time the Premium is received, it would cause the policy's Long-Term Fixed Account value to exceed $1,000,000.
Nationwide may further limit or refuse Premium payments to the Long-Term Fixed Account on a prospective basis at any time. Generally, this right will be invoked when interest rates are low by historical standards, such as times when investments necessary to support a current Long-Term Fixed Account interest crediting rate greater than the current Fixed Account interest crediting rate are not available.
Cash Value
Nationwide will determine the Cash Value at least monthly. Cash Value will fluctuate daily and there is no guaranteed Cash Value. At the end of any given Valuation Period, the Cash Value is equal to the sum of:
•
the value of the Accumulation Units allocated to the Sub-Accounts, see Valuation of Accumulation Units;
•
amounts allocated to the fixed investment options, including credited interest; and
•
amounts allocated to the policy loan account (only if a loan was taken), including credited interest, see Policy Loans.

Surrenders and policy charges and deductions will reduce the Cash Value of the policy. If Cash Value is a factor in calculating a benefit associated with the policy, such as the Death Benefit or a benefit associated with an elected Rider, the value of that benefit will also fluctuate, including being reduced due to surrenders and policy charge deductions. If the policy is surrendered or Lapses, the Cash Value will be reduced by the amount of any Indebtedness.
On any date during the policy year, the Cash Value equals the Cash Value on the preceding Valuation Period, plus any Net Premium applied since the previous Valuation Period, minus any policy charges, plus or minus any investment results, and minus any partial surrenders and Returned Premium.
Changing the Amount of Insurance Coverage
After the first policy year, the policy owner may request to change the Total Specified Amount. To change the Total Specified Amount, the policy owner must submit in good order, a written request to the Service Center. Changes to the Total Specified Amount will become effective on the next Policy Monthaversary after Nationwide approves the request unless the policy owner requests and Nationwide approves a different date. However, no change will take effect unless the Cash Surrender Value, Lapse protection provided by the Guaranteed Policy Continuation Provision, or Lapse protection provided by the Extended Death Benefit Guarantee Rider, if elected, would be sufficient to keep the policy In Force for at least three months. Nationwide may limit the number of Total Specified Amount changes to one increase and one decrease each policy year. Changes to the Total Specified Amount will typically alter the Death Benefit.
Increases
To increase the Total Specified Amount, the policy owner must provide satisfactory evidence of insurability. The Insureds must be Attained Age 85 or younger at the time of the request. Any request to increase the Total Specified Amount must be at least $10,000. An increase in the Total Specified Amount may cause an increase in the Net Amount At Risk. Because the Cost of Insurance Charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will usually cause the policy's Cost of Insurance Charge to increase. An increase in the Base Policy Specified Amount and/or Rider Specified Amount may require the policy owner to make larger or additional Premium payments in order to avoid Lapsing the policy. An additional Underwriting and Distribution Charge and surrender charge schedule will also apply whenever the Base Policy Specified Amount is increased.
Decreases
The policy owner may request to decrease the Total Specified Amount. Nationwide applies Total Specified Amount decreases to the most recent Base Policy Specified Amount and/or Rider Specified Amount increase and continues applying the decrease backwards while still maintaining the original Total Specified Amount. Decreases to the Total Specified Amount may decrease the amount of policy charges. Decreases may also result in a surrender charge being assessed, see Surrender Charge. Nationwide will deny any request to reduce the Base Policy Specified Amount below the minimum Base Policy Specified Amount shown on the Policy Data Pages. Nationwide will also deny any request that would disqualify the policy as a contract for life insurance.
Right of Conversion
Within 24 months of the Policy Date, or longer if required by state law, a Policy Owner may elect to transfer 100% of the policy’s Cash Value allocated to the Sub-Accounts into the Fixed Account without regard to any restrictions otherwise applicable to such transfers.
This conversion right must be invoked in writing by submitting a request to the Service Center on a Nationwide approved form. This election is irrevocable.
Once the request has been processed, the policy will in effect become a fixed life insurance policy, and the policy's Cash Value will be credited with the Fixed Account's interest rate. In addition, the following will apply after conversion:
•
transfers out of the Fixed Account will no longer be available and the policy will no longer participate in the Investment Experience of the Sub-Accounts or the interest crediting rate of the Long-Term Fixed Account;
•
any asset rebalancing service and dollar cost averaging programs will no longer be available. Asset rebalancing and/or dollar cost averaging programs in effect prior to the conversion will terminate;
•
a Mortality and Expense Risk Charge will no longer be deducted; and
•
all other benefits, services, Riders, and charges, including loans and full and partial surrenders will continue and/or continue to be available, subject to the terms applicable prior to the conversion.

Exchanging the Policy
The policy owner has an exchange right under the policy. At any time within the first 24 months of coverage from the Policy Date, the policy owner may surrender the policy and use the Cash Surrender Value to purchase a new permanent fixed joint life insurance policy on the lives of the Insureds without evidence of insurability.
To invoke this right, the policy must be In Force and not in the Grace Period, and the policy owner must submit a written request to the Service Center on approved forms.
The new policy may be one of Nationwide’s available fixed benefit joint life insurance policies. This type of policy exchange is not a contractual right of the policy in all states and where permitted by law, Nationwide may refuse such a request. Policy exchanges are subject to Nationwide’s approval, payment of all the costs associated with the exchange, and the Insureds satisfying current underwriting standards of insurability applicable to the new policy. The policy owner may transfer Indebtedness to the new policy.
Exchange requests must be made on Nationwide forms and submitted to the Service Center. The policy must be In Force and not in a Grace Period. The policy owner must pay a surrender charge if applicable and surrender the policy to Nationwide. The policy owner must pay any money due on the exchange (any amount needed to ensure that the Cash Surrender Value of the new policy is the same as the Cash Surrender Value of this policy). The policy owner may request that any excess of the Cash Surrender Value of this policy over the Cash Surrender Value of the new policy be paid to the policy owner. The exchange may have adverse tax consequences. The new policy will take effect on the exchange date only if the Insureds are alive. This policy will terminate when the new policy takes effect.
After the first 24 months of coverage, the policy owner may still surrender the policy and use the Cash Surrender Value to purchase a new permanent fixed joint life insurance policy on the lives of the Insureds. However, issuance of the new policy will depend on the Insureds providing satisfactory evidence of insurability.
Terminating the Policy
There are several ways that the policy can terminate. The policy will automatically terminate when the Surviving Insured dies, the policy reaches the Maturity Date and is not extended (see Policy Maturity), or the Grace Period ends. The policy will also terminate if it is fully surrendered.
Terminating the policy may result in adverse tax consequences.
Assigning the Policy
The Policy Owner may assign any or all rights under the policy while it is In Force, subject to Nationwide’s approval. The beneficiary's interest will be subject to the person or entity to which the Policy Owner assigned rights. Assignments must be in writing on a form satisfactory to Nationwide. Assignments will become effective on the date signed, unless otherwise specified by the Policy Owner, and are subject to any payments or actions taken by Nationwide before it is received and recorded at the Service Center. Nationwide is not responsible for the sufficiency or validity of any assignment. Assignments will be subject to any Indebtedness, policy liens, garnishments, court orders, and any previous assignments.
Reminders, Reports, and Illustrations
Nationwide will send scheduled Premium payment reminders and transaction confirmations to Policy Owners upon request. Nationwide will also send quarterly and annual statements that show:
•
the Total Specified Amount;
•
Premiums paid;
•
all charges since the last report;
•
the current Cash Value;
•
the Cash Surrender Value; and
•
Indebtedness.
Confirmations of individual financial transactions, such as transfers, partial surrenders, and loans are generated and mailed automatically. Copies may be obtained by contacting the Service Center.

Nationwide will send these reminders and reports to the address provided on the application unless directed otherwise. At any time after the first policy year, Policy Owners may ask for an illustration of future benefits and values under the policy, see Illustration Charge.

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS
When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to multiple Policy Owners in the same household, Nationwide will mail only one copy of each document, unless notified otherwise by the Policy Owner(s). Household delivery will continue for the life of the policies. A Policy Owner can revoke their consent to household delivery and reinstitute individual delivery by contacting the Service Center. Individual delivery will resume within 30 days after receiving such notification.
Other Benefits Available Under the Policy
In addition to the standard death benefit options available under the policy, other standard or optional benefits may also be available to you. The following table summarizes information about these other benefits. For additional information on the policy’s Riders, see Policy Riders and Rider Charges. Additional information on the fees associated with each benefit is in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Guaranteed Policy Continuation	During the Initial Death Benefit Guarantee Period, the policy will not Lapse if premium requirements are satisfied	Standard
● The Monthly Initial Death Benefit Guarantee
Premium can change due to action by the policy
owner
● When the Initial Death Benefit Guarantee Period
ends, the policy may be at risk of Lapse
See Guaranteed Policy Continuation Provision

Dollar Cost Averaging	Long-term transfer program involving automatic transfer of assets	Standard
● Transfers are only permitted from the Fixed Account
and a limited number of Sub-Accounts
● Transfers may not be directed to the Fixed Account
● Transfers from the Fixed Account must be no more
than 1/30th of the Fixed Account value at the time
the program is elected
● Nationwide may modify, suspend, or discontinue
these programs at any time
● Transfers are only made monthly
See Policy Owner Services

Enhanced Dollar Cost Averaging	Long-term transfer program involving automatic transfer of Fixed Account allocations with higher interest crediting rate	Standard
● Only available at the time of application, and only
initial Premium is eligible for the program
● Transfers are only permitted from the Fixed Account
● Transfers are only made monthly and only for the
first policy year
See Policy Owner Services

Asset Rebalancing	Automatic reallocation of assets on a predetermined percentage basis	Standard	● Assets in the Fixed Account are excluded from the program ● Rebalances only permitted on a three, six, and 12 month schedule See Policy Owner Services

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Automated Income Monitor	Systematic partial surrender and/or policy loan program to take an income stream of scheduled payments from the Cash Value	Standard
● Only available to policies that are not modified
endowment contracts
● Policy owners are responsible for monitoring the
policy to prevent Lapse
● Program will terminate upon the occurrence of
specified events
● Nationwide may modify, suspend, or discontinue the
program at any time
See Policy Owner Services

Overloan Lapse Protection Rider	Prevent the policy from Lapsing due to Indebtedness	Optional
● Only available for policies for which the guideline
premium/cash value corridor life insurance
qualification test is elected
● Subject to eligibility requirements to invoke the
Rider
● Election to invoke is irrevocable
● Once invoked, all other Riders terminate (except the
Additional Term Insurance Rider, if applicable)
● Cash Value will be transferred to the Fixed Account
and may not be transferred out
● No further loans or partial surrenders may be taken
from the policy

Adjusted Sales Load Life Insurance Rider	Replacement of all or a portion of Premium Load with a monthly Rider charge	Optional
● Only available at the time of application
● A Premium Load is assessed on any amount that is
not replaced by the Rider
● The aggregate monthly Rider charges will be
greater than the amount Nationwide would have
deducted as Premium Load
● If the policy terminates within the first 10 policy
years, Nationwide will deduct an amount from the
Cash Surrender Value to compensate for the
Premium Load replaced, but not recovered, as a
Rider charge

Policy Split Option Rider	Allows policy owner to exchange the policy for two non-term individual life insurance policies without additional evidence of insurability	Optional
● Only available for election at the time of application
● Can only be invoked upon the occurrence of one of
two limited events: certain marriage terminations or
certain federal tax law changes
● The Policy owner must provide Nationwide with
written notice of a qualifying event within 12 months
of its occurrence
● Cannot be invoked during a Grace Period, after one
Insured has died, or when the older Insured
reaches Attained Age 80

Additional Term Insurance Rider	Provides term life insurance on the Insured, in addition to that under the base policy	Optional	● Available for post-issue election until the Insured reaches Attained Age 85 ● If purchase after the Policy Date, evidence of insurability is required

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
No Charge Four Year Term Insurance Rider	Adds 122.22% of the Total Specified Amount to the Death Benefit	Optional
● Automatically added to policies that meet the
underwriting requirements
● Rider benefit is limited to 122.22% of the Total
Specified Amount on the Policy Date reduced by
any decreases
● Both Insureds must die while the Policy is In Force
and within four years of the Policy Date
● If either Insured commits suicide within two years
from the Policy Date, the benefit will be limited to
the Rider’s Death Benefit will not be paid and the
Rider will terminate
● The policy owner may not change, increase, or
decrease the No Charge Four Year Term Insurance
Rider Specified Amount
● The Rider terminates if either the Extended Death
Benefit Guarantee Rider or the Policy Split Option
Rider is invoked

Four Year Term Insurance Rider	Adds an elected amount up to 122.22% of the Total Specified Amount to the Death Benefit	Optional
● Rider only available to be elected at the time of
application
● Only available if the policy is not eligible for the No
Charge Four Year Term Insurance Rider
● Rider benefit limited to the elected percentage of
the Total Specified Amount on the Policy Date
reduced by any decreases
● Both Insureds must die while the Policy is In Force
and within four years of the Policy Date
● If either Insured commits suicide within two years
from the Policy Date, the benefit will be limited to
the total charge deducted for this Rider
● The policy owner may not change, increase, or
decrease the Four Year Term Insurance Rider
Specified Amount
● The Rider terminates if either the Extended Death
Benefit Guarantee Rider or the Policy Split Option
Rider is invoked

Extended Death Benefit Guarantee Rider	Provides additional Lapse protection beyond the protection provided under the Guaranteed Policy Continuation Provision of the policy	Optional
● Rider only available to be elected at the time of
application and irrevocable
● For the Lapse protection provided by this Rider to
be available, one of two Net Accumulated Premium
tests must be met
● If at any time after the 10th policy year the policy
owner fails the 10-Year Paid-Up testing method,
that method of testing will no longer be used
● The Guarantee Amount must be between 50% and
100% of the Base Policy Specified Amount
● Minimum Guarantee Duration that may be elected
is 20 years, maximum is to the younger Insured’s
Attained Age 120
● Available investment options will be limited

Standard Policy Charges
Deductions for charges are taken from Premium payments and/or the Cash Value, as applicable, to compensate Nationwide for the services and benefits provided, the costs and expenses incurred, and the risks assumed. Certain expenses may be recovered utilizing more than one charge. Nationwide may generate a profit from any of the charges assessed under the policy.

Monthly charges are deducted from Cash Value beginning on the Policy Date. Charges are taken proportionally from the Sub-Accounts and the fixed investment options, except for the Mortality and Expense Risk Charge which is only deducted proportionally from the Sub-Accounts, unless the Policy Owner elects Directed Monthly Deductions. Charges taken against allocations to the Sub-Accounts are assessed by redeeming Accumulation Units. The number of Accumulation Units redeemed is determined by dividing the dollar amount of the charge by the Accumulation Unit value for the Sub-Account. Nationwide does not deduct policy charges or Rider charges from the Cash Value attributable to the policy loan account. For a complete description of how interest is credited and charged, see Policy Loans.
Policy and Rider charges reflect costs and risks associated with issuing the policy and Rider(s). Certain charges will vary based upon the individual characteristics of the Insureds. The Insured is assigned to an underwriting classification based upon his/her Attained Age, sex (if not unisex classified), tobacco rate type, health, and any Substandard Ratings. The policy owner can request an illustration of specific costs and/or see the Policy’s Data Pages for information about specific charges of their policy.
Nationwide may change policy and/or Rider charges and rates under the policy at any time, subject to the guaranteed maximum rates stated in the Policy Data Pages. Changes in policy and/or Rider charges and rates vary by changes in future expectations for factors including, but not limited to, Nationwide’s investment earnings, mortality experience, persistency experience, expenses, including reinsurance expenses, and taxes. Changes to policy and/or Rider charges and rates will be on a uniform basis for Insureds of the same Issue Age, sex, rate class, rate type, any Substandard Rating, Base Policy Specified Amount, and Total Specified Amount (if applicable) whose policies have been In Force for the same length of time. If a change in the charges or rates causes an increase to the policy and/or Rider charges, the policy's Cash Value could decrease. If a change in the charges or rates causes a decrease to the policy and/or Rider charges, the policy's Cash Value could increase. Any changes will be determined in accordance with state law. Policy and Rider charges will never exceed the maximum charges shown in the fee tables, see Fee Table.
Premium Load
Premium Load is comprised of the Sales Load and Premium Taxes. It will vary by policy based on the amount of Premium paid. It is deducted from each Premium payment to partially reimburse Nationwide for sales expenses and Premium taxes, and other expenses, including acquisition costs. The Premium Load also provides revenue to compensate Nationwide for assuming risks associated with the policy, and revenue that may be a profit.
Sales Load
Sales Load (as part of the Premium Load) is deducted from each Premium payment to cover sales expenses. Nationwide may waive the Sales Load on the initial Premium paid into this policy as part of a Nationwide sponsored exchange program to another Nationwide policy as permitted under the securities laws and/or rules or by order of the SEC.
On a guaranteed basis, the maximum Sales Load is:
Policy Year	Percentage of all Premium paid
1-15	6.5%
16+	4.5%
On a current basis, the Sales Load is:
Policy Year	Percentage of Premium paid up to the Commissionable Target Premium amount	Percentage of Premium paid in excess of the Commissionable Target Premium amount
1-15	4.5%	1.5%
16+	2.5%	1.5%
Premium Taxes
Premium Taxes (as part of the Premium Load) are deducted from each Premium payment to reimburse Nationwide for state and local premium taxes (at the estimated rate of 2.25%) and for federal premium taxes (at the estimated rate of 1.25%). The current (and guaranteed maximum) Premium Tax is $35 per $1,000 of Premium. This amount is not the actual amount of the tax liability Nationwide incurs. It is an estimated amount. If the actual tax liability is more or less, Nationwide will not adjust the charge retroactively.

Illustration Charge
Illustration Charges are not deducted from Premium payments or Cash Value; rather they are paid at the time of an illustration request. Nationwide currently waives the Illustration Charge. The charge is intended to compensate Nationwide for the administrative costs of generating illustrations. Nationwide may elect in the future to assess an Illustration Charge. It will not exceed $25 per illustration requested.
Partial Surrender Fee
Partial Surrender Fees are deducted from the partial surrender amount requested. Nationwide currently waives the Partial Surrender Fee. The fee is intended to compensate Nationwide for the administrative costs associated with calculating and generating the surrender amount. Nationwide may elect in the future to assess a Partial Surrender Fee. The Partial Surrender Fee assessed to each surrender will not exceed the lesser of $25 or 2% of the amount surrendered.
Surrender Charge
A Surrender Charge is deducted proportionally from Sub-Account and fixed investment options allocations if the policy is surrendered or Lapsed. When considering the potential impact of surrender charges, the policy owner should remember that variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. Attempting to minimize surrender charges by choosing a lower Base Policy Specified Amount may result in inadequate death benefit coverage, and paying less first year Premium to minimize surrender charges may result in higher cost of insurance charges and a greater chance the policy could Lapse.
The Surrender Charge is assessed to compensate Nationwide for policy underwriting expenses and sales expenses, including processing applications, conducting medical exams, determining insurability, and establishing policy records.
Depending on the policy year of the surrender and the Insureds' ages, sexes, Base Policy Specified Amount, death benefit option, and underwriting classes at the time of policy issuance or at the time an increase becomes effective, the actual Surrender Charge paid will be a decreasing percentage of the initial Surrender Charge.
Base Policy Specified Amount Increases
Each increase to the Base Policy Specified Amount (referred to as segments) will have its own Surrender Charge. The Surrender Charge for each Base Policy Specified Amount segment, when added together, will equal the total Surrender Charge.
Base Policy Specified Amount Decreases
A Surrender Charge will be deducted when a requested Base Policy Specified Amount decrease removes an entire segment of coverage. Base Policy Specified Amount decreases that do not remove an entire segment of coverage, or occur as a result of a partial surrender or change in death benefit option that does not reduce the Net Amount At Risk, will not be assessed a Surrender Charge at the time of the policy change. Instead, the Surrender Charge associated with the policy change will be deferred and will continue to reduce over time. If the policy is subsequently terminated by a complete surrender or Lapse, all Surrender Charges, including any deferred Surrender Charge, will be deducted.
Surrender Charge Waiver
Nationwide may waive the Surrender Charge if the policy owner elects to surrender it in exchange for a plan of permanent fixed life insurance, see Exchanging the Policy.
Cost of Insurance Charge
A Cost of Insurance Charge is deducted proportionally from Sub-Account and fixed investment options allocations, unless the policy owner elects Directed Monthly Deductions, on the Policy Date and on each Policy Monthaversary. This charge is intended to cover Nationwide’s expenses associated with providing expected mortality benefits and assuming certain risks associated with the policy, and to cover other expenses, including acquisition costs, and state and federal taxes. Nationwide may also profit from this charge.
The Cost of Insurance Charge is the product of the Net Amount At Risk and the cost of insurance rate. The cost of insurance rate will vary by the Insureds' sexes, Issue Ages, underwriting classes, any Substandard Ratings, how long the policy has been In Force, and the Base Policy Specified Amount and Total Specified Amount (if applicable). The cost of insurance rates are based on Nationwide’s expectations as to future mortality and expense experience, investment earnings, persistency, and taxes. Current and guaranteed monthly cost of insurance rates established at issue generally increase year over year to reflect expectations that mortality and underwriting risks generally increase as the Insured's Attained Age and the length of time the Policy has been In Force increase.
There will be a separate cost of insurance rate for the initial Base Policy Specified Amount and any Base Policy Specified Amount increase. The cost of insurance rate(s) will never be greater than what is shown on the Policy Data Pages.
Flat Extras and Substandard Ratings
Nationwide may inquire about the occupation and activities of an Insured through the underwriting process. If the activities or occupation of an Insured cause an increased health or accident risk, it may result in an Insured receiving a Substandard Rating. If this is the case, Nationwide may add an additional component to the Cost of Insurance Charge called a "Flat Extra Charge." The Flat Extra Charge accounts for the increased risk of providing life insurance when one or more of these factors apply to an Insured. The Flat Extra Charge is a component of the total Cost of Insurance Charge, so if applied it will be deducted from Cash Value on the Policy Date and the Policy Monthaversary. The monthly Flat Extra Charge is between $0.00 and $2.08 per $1,000 of the Net Amount At Risk. If a Flat Extra Charge is applied, it is shown in the Policy Data Pages. In no event will the Flat Extra Charge result in the Cost of Insurance Charge exceeding the maximum Cost of Insurance Charge shown in the Fee Table.
Nationwide will uniformly apply a change in any cost of insurance rate for Insureds of the same age, sex, underwriting class, Substandard Ratings, and Base Policy Specified Amount and Total Specified Amount (if applicable), if the policies have been In Force for the same length of time. If a change in the cost of insurance rates causes an increase to a policy’s Cost of Insurance Charge, the policy's Cash Value could decrease. If a change in the cost of insurance rates causes a decrease to the policy’s Cost of Insurance Charge, the policy's Cash Value could increase.
Mortality and Expense Risk Charge
Nationwide deducts a monthly Mortality and Expense Risk Charge proportionally from the policy's Cash Value allocated to the Sub-Accounts, unless the policy owner elects Directed Monthly Deductions, on each Policy Monthaversary. The charge will vary by policy based on the amount of Cash Value allocated to the Sub-Accounts and the length of time the policy has been In Force. The charge compensates Nationwide for assuming the risk associated with mortality and expense risk costs. The mortality risk is that the Insureds will not live as long as expected. The expense risk is that the costs of issuing and administering the policy will be more than expected. This charge is in addition to any charges assessed by the mutual funds underlying the Sub-Accounts.
The maximum guaranteed Mortality and Expense Risk Charge on an annualized basis is equal to:
	Policy Years 1-15	Policy Years 16-20	Policy Years 21+
Charge for all Variable Cash Value	$8.00 per $1,000	$5.00 per $1,000	$3.00 per $1,000
This means that on a guaranteed basis, the Mortality and Expense Risk Charge rate will decrease the longer the policy remains In Force.
On a current basis, the Mortality and Expense Risk Charge on an annualized basis is equal to:
	Policy Years 1-15	Policy Years 16-20	Policy Years 21+
Charge for first $250,000 of Variable Cash Value	$8.00 per $1,000	$5.00 per $1,000	$0.00 per $1,000
Charge for Variable Cash Value in excess of $250,000	$5.00 per $1,000	$5.00 per $1,000	$0.00 per $1,000
This means that on a current basis, the Mortality and Expense Risk Charge rate will decrease the longer the policy remains In Force and as greater amounts of Cash Value are allocated to the Sub-Accounts, subject to allocation of sufficient dollar amounts to qualify for the lower current rates.
Administrative Per Policy Charge
An administrative charge is deducted proportionally from the policy's Sub-Account and fixed investment options allocations, unless the policy owner elects Directed Monthly Deductions, on the Policy Date and each Policy Monthaversary. This charge reimburses Nationwide for the costs of maintaining the policy, including accounting and record-keeping and periodic reports to the policy owner. The charge is currently $15.00 per month in the first 15 policy years and $5.00 per month thereafter. The maximum guaranteed charge is $20.

Underwriting and Distribution Charge
An Underwriting and Distribution Charge is deducted proportionally from the policy's Sub-Account and fixed investment options allocations, unless the policy owner elects Directed Monthly Deductions, on the Policy Date and each Policy Monthaversary. The charge will vary by policy based on the Base Policy Specified Amount, the length of time the policy has been In Force, and the Attained Age of the Insured on the Policy Date. The Underwriting and Distribution Charge is intended to compensate Nationwide for sales, underwriting, distribution, and issuance of the policy.
The Base Policy Specified Amount in effect on the Policy Date and each increase to the Base Policy Specified Amount (referred to as "segments") will have its own Underwriting and Distribution Charge. The Underwriting and Distribution Charge for each segment, when added together, will equal the total Underwriting and Distribution Charge.
The guaranteed Underwriting and Distribution Charge varies by the Insureds' Attained Ages and sexes. The maximum guaranteed Underwriting and Distribution Charge per $1,000 of Base Policy Specified Amount is $0.74 and assumes both Insureds are male, Attained Age 85, with an initial Base Policy Specified Amount of $250,000 or less.
On a guaranteed basis, this charge is assessed for 15 years measured from the Policy Date for the initial Base Policy Specified Amount, and from the effective date of any increase in the Base Policy Specified Amount.
On a current basis, the Underwriting and Distribution Charge varies by the Insureds' Attained Ages, sexes and the Base Policy Specified Amount and is assessed for 15 years from the Policy Date and from the effective date of a Base Policy Specified Amount increase for all issue ages. Currently, the charge is lower than the guaranteed maximum. Unless there is a reprice of current charge rates for In Force policies, the charge rate in effect on the Policy Date, and effective dates of any Base Policy Specified Amount increases, will not change for the life of the policy regardless of any changes to the policy. Any change in current rates will be applied uniformly for Insureds with the same combination of underwriting characteristics, Base Policy Specified Amount, and the death benefit option in effect at the time of determination.
Mutual Fund Operating Expenses
In addition to the policy charges, there are also charges associated with the mutual funds in which the Sub-Accounts invest. Policy Owners do not pay these charges directly, but these charges do affect the value of the assets allocated to the Sub-Accounts because these charges are reflected in the underlying mutual fund prices that Nationwide subsequently uses to value Sub-Account units. The underlying mutual funds' prospectuses contain additional information about these charges. Policy Owners may visit the website listed in Appendix A: Underlying Mutual Funds Available Under the Policy or contact the Service Center to receive, free of charge, copies of the prospectuses for any of the underlying mutual funds available under the policy.
Reduction of Charges
The policy may be purchased by individuals, corporations, and other entities. Nationwide may reduce or eliminate certain charges (sales load, surrender charge, administrative charges, cost of insurance charge, or other charges) where the size or nature of the group allows Nationwide to realize savings with respect to sales, underwriting, administrative, or other costs. Where prohibited by state law, Nationwide will not reduce charges associated with the policy.
Nationwide determines the eligibility and the amount of any reduction by examining a number of factors, including: the number of policies owned with different insureds; the total Premium Nationwide expects to receive; the total Cash Value of commonly owned policies; the nature of the relationship among individual insureds; the purpose for which the policies are being purchased; the length of time Nationwide expects the individual policies to be In Force; and any other circumstances which are rationally related to the expected reduction in expenses.
Nationwide may lower commissions to the selling broker-dealer and/or increase charge back of commissions paid for policies sold with reduced or eliminated charges. Policy Owners should consult with a financial professional about reductions available and, where appropriate, obtain an illustration demonstrating the impact of any reduced charges on the policy.
Nationwide may change both the extent and the nature of the charge reductions. Any charge reductions will be applied in a way that is not unfairly discriminatory to Policy Owners and will reflect the differences in costs of services provided.
Entities considering purchasing the policy should note that in 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. The policies are based upon actuarial tables that distinguish between men and women unless the purchaser is an entity and requests non-sex distinct tables be used for underwriting. The policies generally provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing the policy.
A Note on Charges
During a policy's early years, the expenses Nationwide incurs in distributing and establishing the policy exceed the deductions. Nevertheless, Nationwide expects to make a profit over time because variable life insurance is intended to be a long-term financial investment. Accordingly, Nationwide has designed the policy with features and investment options that it believes support and encourage long-term ownership.
Nationwide makes many assumptions and accounts for many economic and financial factors when establishing the policy's fees and charges. The following is a discussion of some of the factors that are relevant to the policy's pricing structure.
Distribution, Promotional, and Sales Expenses
Distribution, promotional, and sales expenses include amounts paid to broker-dealer firms as commissions, expense allowances, and marketing allowances. Nationwide refers to these expenses collectively as "total compensation." The total compensation is determined as a function of Premium paid up to the Commissionable Target Premium and Premium paid in excess of Commissionable Target Premium. For a particular policy, Commissionable Target Premium is calculated based on the Base Policy Specified Amount and an actuarially derived factor.
Nationwide has the ability to customize the total compensation package paid to broker-dealer firms. Nationwide may vary the form of compensation paid or the percentage or amounts paid as commission, expense allowance, or marketing allowance, to the extent permitted by SEC and FINRA rules and other applicable laws and regulations. However, the total Premium based compensation will not exceed the 150% of Premiums paid up to the Commissionable Target Premium during the first two policy years from the Policy Date or a date of an increase of the Base Policy Specified Amount, plus 20% of any Premium paid in excess of the Commissionable Target Premium during the first two policy years from the Policy Date or a date of an increase of the Base Policy Specified Amount and 10% of all Premium paid after the first two policy years from the Policy Date or a date of an increase of the Base Policy Specified Amount. Commission may also be paid as an asset-based amount instead of a premium-based amount. If an asset-based commission is paid, it will not exceed 0.70% of the non-loaned Cash Value per year.
Marketing allowance is based on a firm’s ability and demonstrated willingness to promote and market Nationwide’s products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide’s products, which may include but not be limited to, providing conferences or seminars, sales or training programs, advertising and sales campaigns regarding the policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms.
Nationwide may also host training and/or educational meetings including the cost of travel, accommodations and meals for firms that sell the policies as well as assist such firms with marketing or advertisement costs.
The actual amount and/or forms of total compensation paid depend on factors such as the level of premiums Nationwide receives from respective broker-dealer firms and the scope of services the firms provide. Some broker-dealer firms may not receive maximum total compensation.
Individual financial professionals typically receive a portion of the commissions/total compensation paid, depending on their arrangement with their broker-dealer firm. Policy Owners should consult the financial professional to know the exact compensation arrangement associated with this policy.
Information on Underlying Mutual Fund Service Fee Payments
Nationwide's Relationship with the Underlying Mutual Funds
The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares. The separate account aggregates Policy Owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund each business day. The separate account (not the Policy Owners) is the underlying mutual fund shareholder. When the separate account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public. Nationwide incurs these expenses instead.

Nationwide also incurs the distribution costs of selling the policy (as discussed above), which benefit the underlying mutual funds by providing Policy Owners with Sub-Account options that correspond to the underlying mutual funds.
An investment advisor or subadvisor of an underlying mutual fund or its affiliates may provide Nationwide or its affiliates with wholesaling services that assist in the distribution of the policy and may pay Nationwide or its affiliates to participate in educational and/or marketing activities. These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the policy.
Types of Payments Nationwide Receives
In light of the above, the underlying mutual funds or their affiliates make certain payments to Nationwide or its affiliates (the "payments"). The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the policies and other variable policies Nationwide and its affiliates issue, but in some cases may involve a flat fee. These payments are made for various purposes, including payments for the services provided and expenses incurred by the Nationwide companies in promoting, marketing and administering the policies and underlying funds. Nationwide may realize a profit on the payments received.
Nationwide or its affiliates receive the following types of payments:
•
Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;
•
Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and
•
Payments by an underlying mutual fund's advisor or subadvisor (or its affiliates). If consistent with applicable law, such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund charges.
Furthermore, Nationwide benefits from assets invested in affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because these affiliates receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services provided. Overall, Nationwide may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.
Nationwide took into consideration the anticipated mutual fund service fee payments from the underlying mutual funds when it determined the charges imposed under the policies (apart from fees and expenses imposed by the underlying mutual funds). Without these mutual fund service fee payments, Nationwide would have imposed higher charges under the policy.
Amount of Payments Nationwide Receives
For the year ended December 31, 2024, the underlying mutual fund service fee payments Nationwide and its affiliates received from the underlying mutual funds did not exceed 0.60% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through the policy or other variable policies that Nationwide and its affiliates issued. Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.
Most underlying mutual funds or their affiliates have agreed to make payments to Nationwide or its affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all. Because the amount of the actual payments Nationwide or its affiliates receive depends on the assets of the underlying mutual funds attributable to the policy, Nationwide and its affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).
For policies owned by an employer sponsored retirement plan subject to ERISA, upon a plan trustee’s request, Nationwide will provide a best estimate of plan-specific, aggregate data regarding the amount of underlying mutual fund service fee payments Nationwide received in connection with the plan’s investments either for the previous calendar year or plan year, if the plan year is not the same as a calendar year.
Identification of Underlying Mutual Funds
Nationwide may consider several criteria when identifying the underlying mutual funds, including some or all of the following: investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, fund expenses, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, and the capability and qualification of each investment firm. Other factors Nationwide may consider during the identification process are: whether the underlying mutual fund's advisor or sub-advisor is a Nationwide affiliate; whether the underlying mutual fund or its service providers (e.g., the investment advisor or sub-advisors), or its affiliates will make mutual fund service fee payments to Nationwide or its affiliates in connection with certain administrative, marketing, and support services, as described above; or whether affiliates of the underlying mutual fund can provide marketing and distribution support for sales of the policies. Nationwide reviews the funds periodically and may remove a fund or limit its availability to new contributions and/or transfers of account value if Nationwide determines that a fund no longer satisfies one or more of the selection criteria, and/or if the fund has not attracted significant allocations from Policy Owners.
Nationwide does not recommend or endorse any particular fund and it does not provide investment advice.
There may be underlying mutual funds with lower fees and expenses, as well as other variable policies that offer underlying mutual funds with lower fees and expenses. Policy Owners should consider all of the fees and charges of the policy in relation to its features. Higher policy fees and charges and underlying mutual fund fees and expenses will result in lower policy investment performance.
Policy Riders and Rider Charges
Policy Owners may purchase one or more of the policy’s Riders. There may be additional charges assessed for elected Riders, see Fee Table. The availability, operation, and benefits of the Riders may vary by the state where the policy is issued.
Some Rider charges are assessed starting on the Policy Date and each Policy Monthaversary by taking deductions from the Cash Value. If a Rider with a monthly charge is elected after the Policy Date, Rider charges will begin to be deducted on the first Policy Monthaversary after Nationwide approves the request unless the Policy Owner requests and Nationwide approves a different date. Some Riders assess a one-time charge upon invoking the Rider.
Rider charges compensate Nationwide for the services and benefits provided, the costs and expenses incurred, and the risks assumed by Nationwide associated with offering the Riders. Nationwide may generate a profit from any of the Rider charges.
The maximum and minimum/current Rider charges are stated in the Fee Tables, see Fee Table.
Note: The charge and/or benefits received under certain Riders may be treated as a distribution from the policy for income tax purposes, see Periodic Withdrawals, Non-Periodic Withdrawals and Loans.
Overloan Lapse Protection Rider
A Policy Owner is able to prevent the policy from Lapsing due to Indebtedness by invoking the Overloan Lapse Protection Rider, which provides a guaranteed paid-up insurance benefit. The Rider is designed to enable the Policy Owner of a policy with a substantially depleted Cash Value, due to Indebtedness, to potentially avoid the negative tax consequences associated with Lapsing the policy.
Note: Neither the IRS nor the courts have ruled on the tax consequences of invoking the Overloan Lapse Protection Rider. It is possible that the IRS or a court could assert that the Indebtedness should be treated as a distribution, all or a portion of which could be taxable when the Rider is invoked. Consult with a tax advisor regarding the risks associated with invoking this Rider.
Availability
All policies for which the guideline premium/cash value corridor life insurance qualification test is elected will automatically receive the Overloan Lapse Protection Rider (state law permitting). The Rider is dormant until specifically invoked by the Policy Owner, at which time a one-time charge is assessed.
This Rider is not available for policies for which the cash value accumulation life insurance qualification test was elected.
Eligibility
The Policy Owner is eligible to invoke the Rider upon meeting the following conditions:
•
Indebtedness reaches a certain percentage of the policy's Cash Value (the percentage will range from 95% to 99% based upon the life insurance qualification test and the younger Insured’s Attained Age);
•
The younger Insured is Attained Age 75 or older;

•
The 15th anniversary of the Policy Date has been reached, regardless of any period of Lapse, and the policy is currently In Force;
•
The policy's Cash Value is at least $100,000; and
•
All amounts available for partial surrender not subject to federal income tax have been taken.
The first time the policy's Indebtedness reaches the percentage that makes the policy eligible for the Rider, Nationwide will notify the Policy Owner of the policy's eligibility to invoke the Rider. The letter will also describe the Rider, its cost, and its guaranteed benefits. The Rider may be invoked at any time, provided that the above conditions are met.
Impact on Other Riders and the Policy
All Riders will terminate or will need to be terminated by the policy owner prior to invoking the Overloan Lapse Protection Rider. An election to invoke the Overloan Lapse Protection Rider is irrevocable.
Additionally, Nationwide will adjust the policy as follows:
(1)
If not already in effect, the death benefit option will be changed to Death Benefit Option 1.
(2)
The Total Specified Amount will be adjusted to equal the lesser of: (1) the Total Specified Amount immediately before the Rider was invoked; or (2) the Total Specified Amount that will cause the Death Benefit to equal the Minimum Required Death Benefit immediately after the charge for the Rider is deducted. This "new" Total Specified Amount will be used to calculate the Death Benefit pursuant to The Death Benefit provision.
(3)
Any non-loaned Cash Value (after deduction of the Overloan Lapse Protection Rider charge) will be transferred to the Fixed Account, where it will earn the minimum guaranteed fixed interest rate of the base policy (shown in the Policy Data Pages).
After the above adjustments are made, the Indebtedness will continue to grow at the policy's loan charged rate, and the amount in the policy loan account will continue to earn interest at the policy's loan crediting rate. No additional policy or Rider charges will be assessed. No further loans or partial surrenders may be taken from the policy. Cash Value may not be transferred out of the Fixed Account. The Death Benefit will be the greater of the Total Specified Amount or the Minimum Required Death Benefit. The policy will remain as described above for the duration of the policy.
Overloan Lapse Protection Rider Charge
The Overloan Lapse Protection Rider Charge is a one-time charge deducted at the time the Rider is invoked, and is assessed against the Cash Value allocated to the Sub-Accounts and the fixed investment options. The charge is intended to cover the administrative costs and to compensate Nationwide for the risks associated with the Rider's guaranteed paid-up Death Benefit. The charge is the product of the policy's Cash Value and an age-based factor ranging from 0.15% to 4.25% as shown in the Policy Data Pages.
If the Cash Value less Indebtedness is insufficient to satisfy the charge, the Rider cannot be invoked without repaying enough Indebtedness to cover the charge.
Invoking the Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Additionally, any benefits paid pursuant to this Rider will reduce the Cash Surrender Value.
Example:
Assume a policy is currently In Force and the following:
● Insured’s Attained Age is 75
● Policy is in its 27th policy year
● Death Benefit Option 1
● Total Specified Amount: $700,000
● Indebtedness: $627,000
● Cash Value: $660,000
● Applicable age-based factor for determining rider charge: 4.60%*
* Rate is subject to change based on policy

Using the above assumptions, a decision to invoke the Rider would impact the policy as follows:
(1) The death benefit option will remain at Death Benefit Option 1.
(2) The one-time charge for invoking the Rider will be $30,360 ($660,000 x 4.60%) and will be deducted from the Cash Value, reducing the Cash Value to $629,640.
(3) The Total Specified Amount will remain at $700,000 since it is less than the Minimum Required Death Benefit of $712,611.90.
(4) The non-loaned Cash Value $2,640 ($629,640 - $627,000) will be transferred to the Fixed Account where it will earn at least the minimum guaranteed fixed interest rate.
(5) The policy loan account ($627,000) will continue to earn interest at the policy's loan crediting rate.
(6) The Indebtedness ($627,000) will continue to grow at the policy's loan interest charged rate.
(7) After this Rider is invoked, no other changes to the policy can be made
Adjusted Sales Load Life Insurance Rider
The benefit associated with the Adjusted Sales Load Life Insurance Rider is the replacement of all or a portion of the up-front Premium Load (comprised of the Sales Load and Premium Taxes) with a monthly Rider charge. A policy owner may elect the number of years (from one to seven) that Premium Load would be replaced. A Premium Load would be assessed on any amount that is not replaced by the Rider.
Availability
This Rider is only available to purchase at the time of application.
Adjusted Sales Load Life Insurance Rider Charge
A monthly Adjusted Sales Load Life Insurance Rider Charge is assessed to compensate Nationwide for the sales and premium tax expenses that it will not collect in the form of Premium Load. The aggregate monthly Rider charges will be greater than the amount Nationwide would have deducted as Premium Load. The monthly charge is the product of aggregate Premiums paid since the Policy Date, the portion of Premium Load replaced (expressed as a whole percentage of Premiums paid), and the factor of 0.0001354. The Rider's charge may vary. Each Premium payment made during the selected Rider period will cause the Rider's charge to increase. How long the Rider charge is assessed will also vary. The Rider charge will be assessed for nine policy years, plus the number of years (from one to seven) that Premium Load is replaced (with a maximum Rider charge period of 15 years). However, if a policy owner stops making Premium payments during that one to seven-year period, the Rider charge will only be assessed for nine policy years, plus the number of years that Premium payments were actually made.
Example:
Assume the policy owner anticipated making Premium payments for five years. Therefore, the policy owner could expect to have the Rider charge assessed for 14 years (nine years plus five years). However, the policy owner actually makes the last Premium payment in policy year three and does not make any additional Premium payments. Since the policy owner did not get full "use" of the Rider (the policy owner only received three years worth of
Premium Load replacement), the Rider charge will only be assessed for 12 policy years
(nine years plus the three years' worth of benefit received).

If the policy terminates within the first 10 policy years, Nationwide will deduct from the Cash Surrender Value an amount to compensate it for the Premium Load waived, but not recovered, as a Rider charge. The amount deducted from the Cash Surrender Value will equal the product of the actual Premium Load replaced by the Rider (in dollars) and the percentage from the following table that corresponds to the number of years the policy has been In Force.
Policy Year	Percentage
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	40%
8	30%
9	20%
10	10%
11 and later	0%

Example:
Assume the policy owner elected to replace the Premium Load for seven years. During the fifth policy year, the policy owner terminates the policy. During the five years the policy was
In Force, $10,000 of Premium was paid. The amount of Premium Load that the Rider replaced is $400 ($40 for each $1,000 of Premium). Therefore, Nationwide will deduct $240
(60% of $400) from the policy’s Cash Surrender Value.

The Adjusted Sales Load Life Insurance Rider Charge is deducted proportionally from the Sub-Account and fixed investment options allocations, unless the Policy Owner elects Directed Monthly Deductions. Because the Adjusted Sales Load Life Insurance Rider Charge is deducted from the policy's Cash Value, purchasing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
Policy Split Option Rider
The Policy Split Option Rider is only available for election at the time of application. The benefit provided by this Rider is the option to exchange the policy for two non-term individual life insurance policies without additional evidence of insurability. When this Rider is invoked, a separate policy on the life of each Insured will be issued.
This Rider can only be invoked upon the occurrence of one of two limited events: certain marriage terminations or certain federal tax law changes:
•
the Insureds' marriage ends by divorce, dissolution, or annulment and, to the extent it is not inconsistent with state law, a divorce, dissolution, or annulment order has been issued by a court of competent jurisdiction and such order has been in effect for at least six months; and
•
a federal tax law change occurs resulting in reduction of the marital deduction, or the maximum federal estate tax rate is reduced, to less than half of that in effect on the Policy Date.

In order to invoke the Rider, the policy owner must notify Nationwide in writing at the Service Center within 12 months after the occurrence of a qualifying event. The Rider cannot be invoked if the policy and this Rider are not In Force or are in a Grace Period.
The following will apply to the new policies issued as a result of the policy exchange:
(1)
The initial specified amount of each of the new policies will be the lesser of:
(a)
one-half of the policy's initial Total Specified Amount; or
(b)
one-half of the policy's Total Specified Amount on the exchange date.
(2)
The following policy values will be split evenly between the new policies, one-half to each:
(a)
the policy's Cash Value on the exchange date applied to the new policies as premium. If this split does not generate sufficient initial premium required for issuance of a new policy, the difference must be paid on the exchange date;
(b)
any policy Indebtedness on the exchange date. If the indebtedness applied to a new policy exceeds the maximum permitted indebtedness for that new policy, the excess must be repaid on the exchange date.
(3)
Premium requirements, charges, and deductions for each new policy will be based on the Insured's underwriting class under the existing policy and attained age as defined by the new policy.
(4)
Both new policies will be subject to any recorded assignment of the policy in effect on the exchange date.
The option will last so long as both Insureds are alive and the older Insured has not yet reached Attained Age 80. This Rider terminates on the date the older Insured reaches Attained Age 80, the date the policy terminates, or if the policy owner requests to terminate the Rider. Termination becomes effective on the next monthly anniversary.
Example:
Assume both Insureds are living, the Rider was elected at the time of application, one of the two events described above has occurred, and the following:
● Total Specified Amount of the initial policy: $500,000
● Cash Value of the initial policy: $60,000
This Rider allows the initial policy to be terminated and two new separate individual life insurance policies be issued on each Insured as follows:
Policy 1, insuring Insured 1
● Total Specified Amount = Total Specified Amount of initial policy x 50% = $500,000 x 50% = $250,000
● Premium Applied = Cash Value of initial policy x 50% = $60,000 x 50% = $30,000
Policy 2, insuring Insured 2
● Total Specified Amount = Total Specified Amount of initial policy x 50% = $500,000 x 50% = $250,000
● Premium Applied = Cash Value of initial policy x 50% = $60,000 x 50% = $30,000
Policy Split Option Rider Charge
The Policy Split Option Rider Charge compensates Nationwide for the option to exchange the policy for two individual policies, each on the life of one Insured. The charge is the product of the Total Specified Amount and the monthly policy split option cost rate. This rate is based on the average ages of the two Insureds on the Policy Date, and is stated on the Policy Data Page.
This Rider charge will be deducted proportionally from the Sub-Account and fixed investment options allocations, unless the Policy Owner elects Directed Monthly Deductions. Because the Rider charge is deducted from Cash Value, purchase of this Rider may reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
There is no Cash Surrender Value or loan value attributable to this Rider.
There is a potential federal income tax consequence that could result from exercising the benefit provided by the Policy Split Option Rider. For federal income tax purposes, the exchange of the policy for two new policies under the Policy Split

Option Rider, may not qualify for the tax free treatment for policy exchanges under Section 1035 because under the new policies, the individual Insureds are separately insured; whereas, the existing policy insures two (joint) lives. The foregoing is not comprehensive and cannot replace personalized advice provided by a competent tax professional. The policy owner should seek competent tax advice regarding the tax treatment of the policy when contemplating exchanging the policy for new policies as provided under the Policy Split Option Rider.
Termination of other Riders
Upon invoking the Policy Split Option Rider, all other Riders will automatically terminate.
Additional Term Insurance Rider
The benefit associated with the Additional Term Insurance Rider is term life insurance on the Insureds, in addition to that under the base policy. The Death Benefit Proceeds attributable to the Additional Term Insurance Rider are payable to the beneficiary upon the Surviving Insured's death if the Additional Term Insurance Rider is still In Force. The Additional Term Insurance Rider has no cash value and no loanable value nor does it modify any cash or loan values of the base policy. Policy owners should request illustrations showing the impact of purchasing coverage with and without the Additional Term Insurance Rider.
Subject to Nationwide’s underwriting approval, this Rider may be purchased at any time while the policy is In Force and both Insureds are alive and, depending upon their underwriting classification, are younger than Attained Age 80 or Attained Age 85. If purchased after the Policy Date, Nationwide will require evidence of insurability. The death benefit option for the base policy will also be the death benefit option for the Additional Term Insurance Rider.
The Additional Term Insurance Rider coverage terminates on the earliest of the following dates:
•
the date the Surviving Insured dies;
•
the original Maturity Date of the base policy;
•
the date the Rider lapses separate from the policy;
•
the date the policy terminates for any reason; or
•
the Rider is terminated by written request to the Service Center. When a written request to terminate the Rider is received, termination will be effective the Policy Monthaversary coinciding with or next following receipt of the written request to terminate by the Service Center.
Upon termination of the Rider, benefits will no longer be available and the Rider charge will no longer be assessed.
The policy owner cannot extend the Additional Term Insurance Rider coverage beyond the policy's Maturity Date, see Extending Coverage Beyond the Maturity Date.
Example:
Assume the Base Policy Specified Amount is $500,000, Death Benefit Option 2, the Cash
Value is $40,000 and the Additional Term Insurance Rider Specified Amount is $300,000.
Upon the death of the Insured, if there is no Indebtedness and no Long-Term Care benefits have been paid, the Death Benefit Proceeds under the base policy will be $540,000 and the
Additional Term Insurance Death Benefit Proceeds will be $300,000, for a total of $840,000.

Additional Term Insurance Rider Impact
Cost of Insurance Charges
Electing coverage under the Additional Term Insurance Rider, as opposed to electing coverage only under the base policy, should lower the policy owner's overall cost of insurance. This is due in part to the broker-dealer firm receiving less overall compensation for selling a policy with the Additional Term Insurance Rider. It is also possible that less Premium may be required to maintain to the Death Benefit over the life of the policy or that increased Premium may be needed if the Additional Term Insurance Rider is not purchased.
Guaranteed Policy Continuation Provision
This provision protects the policy from Lapse under certain conditions, see Guaranteed Policy Continuation Provision. However, coverage elected under the Additional Term Insurance Rider is not covered by this provision beyond the fifth policy year, see Lapse.

Extended Death Benefit Guarantee Rider
The Extended Death Benefit Guarantee Rider does not cover any insurance coverage provided by the Additional Term Insurance Rider at all, and invoking the Extended Death Benefit Guarantee Rider will terminate coverage under the Additional Term Insurance Rider, see Extended Death Benefit Guarantee Rider and Lapse.
The policy owner should consult a registered representative for more specific information on the Additional Term Insurance Rider and its potential benefits, including requesting an illustration demonstrating the impact of purchasing coverage under the Additional Term Insurance Rider.
Additional Term Insurance Rider Charge
A monthly Additional Term Insurance Rider Charge will be deducted if the Rider is elected. The Additional Term Insurance Rider Charge compensates Nationwide for providing term life insurance on the Insureds.
The monthly cost of insurance charge for this Rider is determined by multiplying the Rider monthly cost of insurance rate by the Rider death benefit. The Rider death benefit will be equal to the difference between the total Death Benefit and the base policy Death Benefit. The Additional Term Insurance Rider cost of insurance rate is based on Nationwide’s expectation as to the Insureds' mortality and expense experience. The Additional Term Insurance Rider cost of insurance rate will vary by the Insureds' sexes, Attained Ages, underwriting classes, any Substandard Ratings, and the Total Specified Amount.
The Additional Term Insurance Rider Charge will be deducted proportionally from the Sub-Account and fixed investment options allocations, unless the Policy Owner elects Directed Monthly Deductions. Because the Additional Term Insurance Rider Charge is deducted from Cash Value, purchasing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on the Cash Value.
No Charge Four Year Term Insurance Rider
This Rider is automatically added to qualified policies at issue. The qualification standards are that both Insureds are under Attained Age 70 on the Policy Date, neither Insured has any Substandard Ratings, and the Total Specified Amount is under $3,600,000.
The benefit provided by the No Charge Four Year Term Insurance Rider is an additional Death Benefit paid to the beneficiary, to help offset any additional estate tax upon receiving proof that both Insureds died while the policy is In Force and the Rider is in effect. The Rider's term is four years from the Policy Date. The No Charge Four Year Term Insurance Rider Specified Amount is 122.22% of the policy's Total Specified Amount. The policy owner may not change, increase, or decrease the No Charge Four Year Term Insurance Rider Specified Amount after the Policy Date.
Example:
Assume the following:
● Base Specified Amount is $500,000
● Death Benefit Option 2
● Cash Value is $40,000
● No Charge Four Year Term Insurance Rider Specified Amount is $611,100 ($500,000 x 122.22%)
● No Indebtedness
● No Long-Term Care benefits have been paid
● Neither the Extended Death Benefit Guarantee Rider nor the Policy Split Option Rider has been invoked
If both Insureds die within the first four policy years, and neither Insured committed suicide within the first two years from the Policy Date , the Death Benefit under the base policy will be $540,000 and the Death Benefit under the No Charge Four Year Term Insurance Rider will be $611,100, for a total Death Benefit of $1,151,100.

The No Charge Four Year Term Insurance Rider Specified Amount will not change unless the Total Specified Amount is decreased below the Total Specified Amount in effect on the Policy Date. If this occurs, the No Charge Four Year Term Insurance Rider Specified Amount will be decreased proportionally.

If either Insured commits suicide, within two years from the Policy Date, the Rider's Death Benefit will not be paid and this Rider will terminate. There is no Cash Surrender Value or loan value attributable to this Rider.
Before the term expires, the policy owner can request to terminate this Rider in writing to the Service Center, and the additional Death Benefit associated with this Rider will terminate on the next monthly anniversary from the Policy Date. This Rider will also terminate on the date the policy terminates.
There is no charge or cost for this Rider.
Interaction with Other Riders
If the Insureds qualify for the No Charge Four Year Term Insurance Rider, the policy owner cannot also elect the Four Year Term Insurance Rider.
This Rider terminates if either the Extended Death Benefit Guarantee Rider or the Policy Split Option Rider is invoked.
Four Year Term Insurance Rider
The Four Year Term Insurance Rider is available only for policies that are not eligible for the No Charge Four Year Term Insurance Rider. This Rider operates the same as, and provides the same coverage as, the No Charge Four Year Term Insurance Rider, except that this Rider is optional, carries an additional charge, and the maximum Rider Specified Amount is 122.22% of the Total Specified Amount.
This Rider is only available for election at the time of application. The benefit provided by the Four Year Term Insurance Rider is an additional Death Benefit Nationwide will pay to the beneficiary, to help offset any additional estate tax upon receiving proof that both Insureds died while the policy was In Force and the Rider was in effect. The Rider's term is four years from the Policy Date. The maximum Four Year Term Insurance Rider Specified Amount that can be elected is 122.22% of the policy's Total Policy Specified Amount. The policy owner may not change, increase, or decrease the Four Year Term Insurance Rider Specified Amount after the Policy Date.
Example:
Assume the following:
● Base Specified Amount is $500,000
● Death Benefit Option 2
● Cash Value is $40,000
● Four Year Term Insurance Rider Specified Amount is $611,100 ($500,000 x 122.22%)
● No Indebtedness
● No Long-Term Care benefits have been paid
● Neither the Extended Death Benefit Guarantee Rider nor the Policy Split Option Rider have been invoked
If both Insureds die within the first four policy years and neither Insured committed suicide within the first two years from the Policy Date, the Death Benefit under the base policy will be $540,000 and the Death Benefit under the Four Year Term Insurance Rider will be
$611,100, for a total Death Benefit of $1,151,100.

The Four Year Term Insurance Rider Specified Amount will not change unless the Total Specified Amount is decreased below Total Specified Amount in effect on the Policy Date. If this occurs, the Four Year Term Insurance Rider Specified Amount will be decreased proportionally.
If either Insured commits suicide within two years from the Policy Date, Nationwide will not pay this Rider's Death Benefit. Instead, the amount payable will equal the total charge deducted for this Rider. There is no Cash Surrender Value or loan value attributable to this Rider.
This Rider will terminate if the policy is terminated, or it can be terminated before the term expires by submitting a written request to the Service Center. Termination will remove the additional death benefit coverage and the charge associated with the Rider. Termination will be effective on the next monthly anniversary from the Policy Date.

Four Year Term Insurance Rider Charge
The Four Year Term Insurance Rider Charge compensates Nationwide for additional Death Benefit coverage while this Rider is In Force. The charge is the product of the Four Year Term Insurance Rider Specified Amount and the monthly cost of insurance rate for the base policy. This rate is the rate in effect for the initial segment of base coverage on each respective monthly anniversary when this Rider's charge is calculated.
This Rider charge will be deducted proportionally from the Sub-Account and fixed investment options allocations, unless the Policy Owner elects Directed Monthly Deductions. Because the Rider charge is deducted from Cash Value, purchase of this Rider may reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
Interaction with other Riders
This Rider terminates if either the Extended Death Benefit Guarantee Rider or the Policy Split Option Rider is invoked. This Rider is not available if the No Charge Four Year Term Insurance Rider was added automatically at issue.
Extended Death Benefit Guarantee Rider
General Information about this Rider
This Rider is only available for election at the time of application for the policy.
This Rider provides additional Lapse protection beyond the protection provided under the Guaranteed Policy Continuation Provision of the policy. Lapse protection is designed to provide the policy owner the potential long-term benefits of investing in a variable universal life policy while protecting the policy owner from losing the life insurance coverage under the base policy due to adverse or unfavorable Investment Experience.
Note: Before electing this Rider, a policy owner should consult his/her registered representative to determine if the Lapse protection provided by the policy's Guaranteed Policy Continuation Provision is sufficient to meet their goals. The Rider charge will be incurred while the Guaranteed Policy Continuation Provision of the policy is in effect. In the event Lapse protection benefits become payable during the guaranteed policy continuation period of the base policy, the benefits provided will be greater than or equal to the benefits provided under this Rider.
If this Rider is elected, and while it remains In Force, the investment options available will be limited, as described below. In addition, interaction of this Rider with other elected Riders may result in the limitation or elimination of Rider benefits, as described below.
If the policy owner does not meet one of the Premium testing methods described below, the policy owner will not receive any coverage or benefits afforded by this Rider. In addition, if at any time after the 10th policy year the policy owner fails the 10-Year Paid-Up testing method, that method of testing will no longer be used to determine whether Rider coverage applies.
The policy owner must make two irrevocable elections at the time of application:
(1)
the portion of the Base Policy Specified Amount the policy owner wants covered by the Rider (the "Guarantee Amount"). The Guarantee Amount must be between 50% and 100% of the Base Policy Specified Amount; and
(2)
the duration of the Rider coverage expressed in full policy years (the "Guarantee Duration"). The Guarantee Duration is subject to the following limits:
(a)
the minimum Guarantee Duration that may be elected is 21 years; and
(b)
the maximum Guarantee Duration that may be elected is equal to 120 years minus the younger Insured’s Attained Age on the Policy Date.
Allocation Restrictions
Nationwide may limit the investment options available for allocation of Premium and transfers of Cash Value when this Rider is elected. Nationwide selected the available Sub-Accounts on the basis of risk factors associated with the underlying mutual fund’s investment objective and Sub-Accounts were excluded from availability with this Rider on the basis of similar risk considerations. The permitted investment options are more conservative than those that are not permitted. By electing this Rider and accepting the limited menu of investment options, policy owners may be foregoing investment gains that could otherwise be realized by investing in riskier investment options that are not available under this Rider.

For a list of permitted investment options available with this Rider, see Appendix A: Underlying Mutual Funds Available Under the Policy.
The policy owner may instruct Nationwide to transfer allocations back and forth between the permitted investment options at any time while this Rider is In Force. Such transfers will be considered a transfer event. While this Rider is In Force, current and future investment allocations must be entirely (100%) to the permitted investment options. Nationwide will not process a transfer request involving an investment option that is not currently permitted under the Rider; rather, the current allocation instructions will remain in effect. The policy owner may choose to terminate the Rider and then instruct Nationwide to make allocations under any of the investment options available under the policy. Termination of the Rider will end all charges and coverage under the Rider including payment of the Guarantee Amount.
How this Rider Operates
During the Guarantee Duration, Nationwide conducts tests to determine whether the Net Accumulated Premium actually paid is equal to or greater than the required Net Accumulated Premium under either the 10-Year Paid-Up Method or the Monthly Premium Method.
The Net Accumulated Premium actually paid equals the cumulative sum of all Premiums paid from the Policy Date to the date of the most recent monthly anniversary of the Policy Date, reduced by any partial surrenders, Indebtedness, and Returned Premium.
The required Net Accumulated Premium is what must be paid for the Rider coverage to apply. Under either test, the required Net Accumulated Premium represents the amount of Premium needed to offset Nationwide’s risk that the Surviving Insured may die during a period when the policy would otherwise Lapse. In addition to the policy owner’s elections under the Rider, the required Net Accumulated Premium for each test will vary, based on the Insureds' sexes, Issue Ages, underwriting classes, any Substandard Ratings, the Base Policy Specified Amount, death benefit option, and any other optional benefits elected.
The policy owner may decide to pay the required Net Accumulated Premium under either method. Generally, the two methods of calculation are attributable to the different ways policy owners pay Premium. The 10-Year Paid-Up Method is generally used by policy owners who pay a larger Premium during the first 10 policy years. In contrast, the Monthly Premium Method is generally used by policy owners who pay a lower Premium over a longer period of time.
Described below is how and when Nationwide determines, under each method, whether the policy owner has paid the required Net Accumulated Premium for the Guarantee Amount to apply.
(1)
10-Year Paid-Up Method – This method determines a required Net Accumulated Premium that must be paid within a 10-year period beginning on the Policy Date, regardless of the Guarantee Duration. The required Net Accumulated Premium under this test is stated in the Policy Data Pages. The test is satisfied if the Net Accumulated Premium paid is equal to or greater than the required Net Accumulated Premium stated in the Policy Data Pages.
During the first 10 policy years, this test is performed on any monthly anniversary of the Policy Date on which the policy's Cash Surrender Value is insufficient to pay the monthly policy charges, including monthly charges for any elected Riders.
This test is also performed on the first monthly anniversary of the Policy Date after the end of the 10th policy year. If the test for the 10-Year Paid-Up Method is not satisfied at that time, Lapse protection under this method is no longer available and the test will no longer be performed. If the test for the 10-Year Paid-Up Method is satisfied with the first test after the end of the 10th policy year, Nationwide will retest at the following times while the Rider remains in effect and the conditions under this method are met:
(a)
on any monthly anniversary of the Policy Date on which the policy's Cash Surrender Value is insufficient to pay the monthly policy charges, including monthly charges for any elected Riders;
(b)
on any date of a partial surrender or policy loan; and
(c)
on any date there is Returned Premium.
Lapse protection is no longer available and retesting will no longer be done under the 10-Year Paid-Up Method after any of the following circumstances occur:
•
failing to satisfy the 10-Year Paid-Up Method test at any time it is performed after the end of the 10th policy year;
•
the Guarantee Duration ends or this Rider is otherwise terminated;

•
increasing the Base Policy Specified Amount;
•
changing the death benefit option; or
•
adding or increasing any Rider coverage on or after the first anniversary of the Policy Date.
If any of the circumstances above occur, the 10-Year Paid-Up Method is no longer available; however, the policy owner may still maintain the Guarantee Amount if the test under the Monthly Premium Method is satisfied.
Example:
Assume the Extended Death Benefit Guarantee Rider has not otherwise terminated, the policy is year 11, the policy would enter a Grace Period if the Rider was not In Force, and the following:
● Base Policy Specified Amount is $500,000
● Extended Death Benefit Guarantee Percentage is 50%
● Guarantee Duration is 50 years
● Net Accumulated Premium is $100,000
● Required Net Accumulated Premium under the 10-Year Paid-Up Method is $100,000
● Indebtedness is $0.00
Since the required Net Accumulated Premium under the 10-Year Paid-Up Method is equal to or greater than the Net Accumulated Premium, this test is satisfied, and the policy will remain In Force. Assuming no future loans or partial surrenders are taken, the policy will remain In Force up to policy year 50.

Extended Death Benefit Guarantee Coverage Amount: $500,000 x 50% = $250,000

Note: Depending on how the policy is issued, Guideline Premium/Cash Value Corridor Test or Cash Value Accumulation Test, paying Premium equal to the Net Accumulated Premium under the 10-Year Paid-Up Method may disqualify the policy as a contract for life insurance under Section 7702 of the Code. If this is the case, the policy owner can still pay Premium equal to (or in excess of) the required Net Accumulated Premium under the Monthly Premium Method. Request and carefully review illustrations of planned Rider elections, Premium payments, surrender, and/or policy loan activity before purchasing this Rider.
(2)
Monthly Premium Method – This method determines a monthly Premium amount that is stated in the Policy Data Pages. The required Net Accumulated Premium under this test is the sum of the monthly Premium amount in effect for each respective month from the Policy Date to the most recent monthly anniversary of the Policy Date. This test is satisfied if the Net Accumulated Premium paid is equal to or greater than the required Net Accumulated Premium under this method.
This test is performed on any monthly anniversary of the Policy Date during the Guarantee Duration on which the policy's Cash Surrender Value is insufficient to pay the monthly policy charges, including monthly charges for any elected Riders.
Unless this Rider is otherwise terminated, the Monthly Premium Method test will continue to be conducted for the entire Guarantee Duration. This test cannot be lost due to policy changes or failure to meet the test on any given occasion. However, the following policy changes may result in a change to the monthly Premium amount, and therefore the required Net Accumulated Premium, under this method and are subject to Nationwide’s approval:
●
increasing or decreasing the Base Policy Specified Amount;
●
adding or increasing any Rider coverage;
●
changing the death benefit option; or
●
changing the underwriting classification of either Insured.
Situations Where the Guarantee Amount may be Modified
Any changes to the policy resulting in a decrease of the Base Policy Specified Amount, including partial surrenders, will also result in a proportional reduction of the Guarantee Amount.

How the Grace Period under the Policy Operates with this Rider
If the policy enters a Grace Period (i.e., Lapse protection is not available under the Guaranteed Policy Continuation Provision of the policy or under the Rider), then additional Premium payments will be necessary to prevent Lapse. Nationwide will notify the policy owner in writing of:
(1)
the amount of Premium required to prevent the policy from Lapsing under Grace Period and Guaranteed Policy Continuation Provision; and
(2)
the amount of Premium required to increase the Net Accumulated Premium paid so that the the Monthly Premium Method test is satisfied.

Example:
Assume the Extended Death Benefit Guarantee Rider has not otherwise terminated, the policy is year 21, month 1, the policy would enter a Grace Period if the Rider was not In Force, and the following:
● Base Policy Specified Amount is $500,000
● Extended Death Benefit Guarantee Percentage is 50%
● Guarantee Duration is 50 years
● Net Accumulated Premium is $125,000
● Indebtedness is $0.00
● Extended Death Benefit Guarantee Monthly Premium is $200
● The required Net Accumulated Premium under the Monthly Premium Method is $200 x {[21 (Policy Year) – 1] x 12 + 1 (Policy Month)}
= $200 x {[20] x 12 + 1}
= $200 x {240 + 1}
= $200 x {241}
= $48,200
Since the required Net Accumulated Premium under the Monthly Premium Method is equal to or greater than the Net Accumulated Premium, this test is satisfied, and the policy will remain In Force up to policy year 50.

Extended Death Benefit Guarantee Coverage Amount: $500,000 x 50% = $250,000

Note: Generally the amount required to prevent the policy from Lapsing under the 10-Year Paid-Up Method test, if applicable, will be greater. Contact the Service Center to obtain this amount. If the 10-Year Paid-Up Method test is not satisfied at any time after the 10th policy year, that test will no longer apply.
This Rider and the policy to which it is attached will terminate unless sufficient Premium is paid within the 61-day Grace Period. This Rider cannot be reinstated after a Lapse, see Lapse.
Interaction with Other Riders
Overloan Lapse Protection Rider
While the policy is being kept from entering a Grace Period by this Rider, the Overloan Lapse Protection Rider cannot be invoked without first requesting termination of this Rider.
Invoking the Overloan Lapse Protection Rider at any other time will result in termination of this Rider and its charge.
Policy Split Option Rider
Before receiving any benefits under this Rider, an election to invoke the Policy Split Option Rider will result in termination of this Rider and its charge.
While receiving benefits under the Rider, the Policy Split Option Rider cannot be invoked without first terminating this Rider.

No Charge Four Year Term Insurance Rider or Four Year Term Insurance Rider
If either the No Charge Four Year Term Insurance Rider or the Four Year Term Insurance Rider is terminated by operation of this Rider then it cannot be reinstated and any charge under the terminated Rider will also terminate.
Additional Term Insurance Rider
If the Additional Term Insurance Rider is terminated by operation of this Rider, the charge for the Additional Term Insurance Rider will terminate. The policy owner may not reapply for the Additional Term Insurance Rider until the expiration of the Guarantee Duration.
Riders Terminating when Benefits under this Rider Commence
Once benefits commence under this Rider and before the end of the Guarantee Duration, no changes to the base policy will be permitted, i.e., changes to Total Specified Amount and addition of other optional Riders. In addition, if required by the terms of the Extended Death Benefit Guarantee Rider, other elected Riders may terminate or may need to be terminated by the policy owner before commencing benefits under this Rider.
If another Rider is terminated by operation of this Rider, charges under terminated Riders will end. The policy owner may not reapply for the terminated Rider(s) until the expiration of the Guarantee Duration.
Termination of the Extended Death Benefit Guarantee Rider
This Rider will terminate and no coverage will apply if any of the following occurs:
(1)
the policy owner elects to terminate this Rider. Termination will be effective the next business day following receipt at the Service Center of a written request to terminate. If the policy owner elects to terminate this Rider, Nationwide may require the policy owner to return the Rider and the policy for endorsement;
(2)
the Guarantee Duration ends; or
(3)
the policy Lapses, is surrendered, or otherwise terminates.
Note: This Rider cannot be reinstated if the policy Lapses.
Extended Death Benefit Guarantee Rider Charge
A monthly charge is deducted for the coverage provided by this Rider. The charge for each Base Policy Specified Amount segment is determined, and will vary, based on the Insureds' sexes, Issue Ages, underwriting classes, Guarantee Amount, and Guarantee Duration.
The Extended Death Benefit Guarantee Rider charge will be deducted proportionally from the Sub-Account and fixed investment options allocations, unless the Policy Owner elects Directed Monthly Deductions. Because the Extended Death Benefit Guarantee Rider charge is deducted from Cash Value, purchase of this Rider may reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
Policy Owner Services
Dollar Cost Averaging
Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations and promote a more stable Cash Value and Death Benefit over time. A Policy Owner may elect to participate in the dollar cost averaging program at the time of application or at a later date by submitting an election form to the Service Center. An election to participate in the program that is submitted after application will be effective at the end of the Valuation Period coinciding with the date requested or, if that date has passed or no date is specified, at the end of the Valuation Period during which the request was received, or the end of the right to cancel period, whichever is later.
There is no charge for dollar cost averaging and dollar cost averaging transfers do not count as transfer events. Dollar cost averaging transfers will continue to be processed until there is no more Cash Value left in the originating investment option(s) or until a Policy Owner instructs Nationwide to terminate the service. Policy Owners may direct Nationwide to automatically transfer specific amounts from the Fixed Account and the:
•
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I
•
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class V

•
Nationwide Variable Insurance Trust - NVIT Loomis Short Term High Yield Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I)
to any other Sub-Account. Certain Sub-Accounts may or may not be available depending on when the policy was purchased, see Appendix A: Underlying Mutual Funds Available Under the Policy for details on Sub-Account availability. Transfers from the Fixed Account must be no more than 1/30th of the Fixed Account value at the time the program is elected.
Nationwide does not assure the success of these strategies and cannot guarantee that dollar cost averaging will result in a profit or protect against a loss. A policy owner should carefully consider his or her financial ability to continue these programs over a long enough period of time to purchase Accumulation Units when their value is low, as well as when their value is high. Nationwide may modify, suspend, or discontinue these programs at any time. Nationwide will notify policy owners in writing 30 days before doing so. If Nationwide suspends or discontinues a dollar cost averaging program at a time when other requested transfers from the Fixed Account are subject to restrictions, further transfers from the Fixed Account will be subject to the restrictions until or unless another dollar cost averaging program is offered and elected, see Fixed Account Restrictions.
Example:
Policy Owner elects to participate in Dollar Cost Averaging and has transferred $30,000 to the Fixed Account, which will serve as the source investment option for her Dollar Cost
Averaging program. She would like the Dollar Cost Averaging transfers to be allocated as follows: $1,500 to Sub-Account L and $1,000 to Sub-Account M. Each month, Nationwide will automatically transfer $2,500 from the Fixed Account and allocate $1,000 to Sub-
Account M and $1,500 to Sub-Account L until the Fixed Account is depleted.

Enhanced Dollar Cost Averaging
Periodically, Nationwide may offer enhanced dollar cost averaging programs. When offered, these programs will be available only at the time of application. All or a portion of the initial Premium may be applied to a program. Subsequent Premium is not eligible for inclusion in the program. Under an enhanced dollar cost averaging program, the interest rate credited to the initial Premium allocated to the Fixed Account will be greater than the interest rate credited to standard Fixed Account allocations. Enhanced dollar cost averaging programs will last for one year. Cash Value attributable to the enhanced dollar cost averaging program will be transferred from the program according to the Policy Owner’s allocation instructions for Net Premium based on the following schedule:
Beginning of Month	Fraction of Cash Value Transferred
2	1/11
3	1/10
4	1/9
5	1/8
6	1/7
7	1/6
8	1/5
9	1/4
10	1/3
11	1/2
12	Remaining Amount

Enhanced Dollar Cost Averaging transfers are not considered transfer events.
Example:
At the time of application, the Policy Owner elects to participate in Enhanced Dollar Cost
Averaging and submits an initial Premium of $25,000 to be allocated to the Fixed Account, which will receive an enhanced interest crediting rate. He would like the Enhanced Dollar
Cost Averaging transfers to be allocated as follows: 40% to Sub-Account L and 60% to Sub-
Account M. Each month, Nationwide will automatically transfer Cash Value attributable to the Enhanced Dollar Cost Averaging program to the selected Sub-Accounts based on the schedule above (1/11 of the Cash Value will be transferred at the beginning of month 2;
1/10 of the program’s Cash Value will be transferred at the beginning of month 3; etc.).

Asset Rebalancing
A policy owner may elect to participate in an asset rebalancing program. Asset rebalancing involves the automatic rebalancing of the Cash Value in the chosen Sub-Accounts (up to 20) on a periodic basis. Cash Value allocated to the fixed investment options is not eligible for asset rebalancing. A policy owner can schedule asset rebalancing to occur every three, six, or 12 months on days when Nationwide prices Accumulation Units. There is no charge for asset rebalancing and it does not count as a transfer event.
A policy owner may elect to participate in an asset rebalancing program at the time of application or at a later date by submitting an election form to the Service Center. Premium received with or after the asset rebalancing application will continue to be initially allocated according to the Policy owner’s instructions for Net Premium, unless they elect on the asset rebalancing application to replace the allocation instructions for Net Premium with the asset rebalancing program’s Sub-Account allocations. Whether this election is made or not, all Cash Value in the Sub-Accounts will be reallocated according to the asset rebalancing program’s allocations at the frequency elected by the Policy owner. Manual transfers will not automatically terminate the program. As long as a policy with asset rebalancing elected remains In Force, termination of asset rebalancing will only occur as a result of specific instruction by a policy owner to do so. Nationwide may modify, suspend, or discontinue asset rebalancing programs at any time.
Example:
Policy Owner elects to participate in Asset Rebalancing and has instructed his Cash Value be allocated as follows and rebalanced on a quarterly basis: 40% to Sub-Account A, 40% to
Sub-Account B, and 20% to Sub-Account C. Each quarter, Nationwide will automatically rebalance Policy Owner’s Cash Value by transferring Cash Value among the three elected
Sub-Accounts so that his 40%/40%/20% allocation remains intact.

Automated Income Monitor
Automated Income Monitor is an optional systematic partial surrender and/or policy loan program that may be elected at any time, at no additional cost. This program is only available to policies that are not modified endowment contracts.
Automated Income Monitor programs are intended for policy owners who wish to take an income stream of scheduled payments from the Cash Value of the policy. The income stream is generated via partial surrenders until the policy cost basis is depleted, then through policy loans. Taking partial surrenders and/or policy loans may result in adverse tax consequences, will reduce policy values and therefore limit the ability to accumulate Cash Value, and may increase the likelihood the policy will Lapse. Before requesting the Automated Income Monitor program, policy owners should consult with financial and tax advisors.
At the time of application for a program, Nationwide will provide policy owners with an illustration of the proposed income stream and impacts to the Cash Value, Cash Surrender Value, and Death Benefit. Policy owners must submit this illustration along with an application when electing an Automated Income Monitor program. Programs will commence at the beginning of the next Policy Monthaversary after Nationwide receives the election form and illustration. On each policy anniversary thereafter Nationwide will provide an updated In Force illustration to assist policy owners in determining whether to continue, modify, or discontinue an elected program. Policy owners may request modification or termination of a program at any time by written request to the Service Center.
A policy owner’s program will be based on the policy's Cash Surrender Value at the time of election and each succeeding policy anniversary, and on the following elections:

(1)
Payment type:
(a)
Fixed Amount: If a policy owner elected payments of a fixed amount, the amount received will not vary with policy Investment Experience; however, the length of time the elected payment amount can be sustained will vary based on the illustration assumptions below and the policy's Investment Experience; or
(b)
Fixed Duration: If a policy owner elected payments for a fixed duration, the amount received during the first year will be based on the illustration assumptions below. After the first year, the amount will vary based on the illustration assumptions and policy Investment Experience to maintain the elected duration.
(2)
Illustration assumptions:
(a)
an assumed variable rate of return specified by the policy owner from the available options stated in the election form;
(b)
minimum Cash Surrender Value targeted by the policy owner to have remaining on the policy's Maturity Date, or other date specified by the policy owner. This dollar amount is used to calculate available income. It is not guaranteed to be the Cash Surrender Value on the specified date;
(c)
a policy owner may also request a change of death benefit option, or a decrease in Base Policy Specified Amount to be effective in conjunction with commencing a program or to occur at a future date; and
(d)
payment frequency: monthly; quarterly; semi-annually; or annually. Payments on a monthly basis are made by direct deposit (electronic funds transfer) only.
Generally, higher variable rate of return assumptions, a lower target Cash Surrender Value, and Death Benefit Option 1, will result in larger projected payments or longer projected durations. However, larger payments or longer duration may increase the likelihood the policy will Lapse.
Note: Policy owners are responsible for monitoring the policy to prevent Lapse. Nationwide will provide annual In Force illustrations based on current Cash Surrender Values and the elected illustration assumptions to assist policy owners with preventing Lapse. Policy owners may request modification or termination of a program at any time by written request to the Service Center.
Example:
Assume:
● Insured’s Issue Age was 45.
● Policy owner paid Premiums totaling $490,000 during the first 25 policy years.
● Just prior to policy year 26 (Attained Age 70) the policy’s Cash Value is just over $1,000,000 and the Investment in the Contract is $490,000.
● The policy owner completes an Automated Income Monitor election form and chooses a
5% gross rate of return, a goal of $100,000 Cash Surrender Value at Attained Age 95 and the Fixed Duration option for 25 years.

● The first AIM In Force illustration is run that solves for an annual income amount at an assumed 5% gross rate of return and a goal of at least $100,000 of Cash Surrender
Value at Attained Age 95. The result of the solve is an annual income amount of $66,720.

A partial surrender of $66,720 will be processed and sent to the policy owner. Each year thereafter, if the Automated Income Monitor program has not been terminated, another illustration will be run with the same assumptions and income solve. The appropriate partial surrender amount based on each solve will be processed. This will continue until the entire
$490,000 Investment in the Contract has been distributed through partial surrenders, then the income amounts will be processed as loans.

Automated Income Monitor programs are subject to the following additional conditions:
(1)
To prevent adverse tax consequences, a policy owner can authorize Nationwide to make scheduled payments via policy loan when:
(a)
the policy's cost basis is reduced to zero;
(b)
a partial surrender within the first 15 policy years would be a taxable event;

(c)
or to prevent the policy from becoming a MEC, see Taxes.
Note: Partial surrenders and policy loans taken under the Automated Income Monitor program are subject to the same terms and conditions as other partial surrenders and policy loans, see Partial Surrender and Policy Loans.
(2)
While a program is in effect, no Premium payment reminder notices will be sent unless requested; however, Premium payments will be accepted.
(3)
Programs will terminate on the earliest of the following:
(a)
Nationwide’s receipt at the Service Center of a written request to terminate participation;
(b)
at the time the policy enters a Grace Period or terminates for any reason;
(c)
at the time of a requested partial surrender or policy loan outside the program;
(d)
upon a change of policy owner;
(e)
for income based on a fixed duration, the end of the period the policy owner specified at the time of election;
(f)
on any policy anniversary when the current Cash Surrender Value is less than or equal to the target Cash Surrender Value assumption the policy owner specified;
(g)
at any time the scheduled partial surrender or policy loan would cause the policy to fail to qualify as life insurance under Section 7702 of the Code; or
(h)
the policy's Maturity Date.
Additionally, the program will terminate when one of the following Riders is invoked or begins providing benefits: the Overloan Lapse Protection Rider, the Extended Death Benefit Guarantee Rider, and the Policy Split Option Rider.
Nationwide will notify policy owners upon termination of an Automated Income Monitor program. In addition, Nationwide may modify, suspend, or discontinue Automated Income Monitor programs at any time. Nationwide will notify policy owners in writing 30 days before doing so.
Policy Loans
After the expiration of the right to cancel period and while the policy is In Force, a policy owner may take a policy loan. A policy loan will be effective as of the date Nationwide receives the policy owner's written request at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Notwithstanding anything to the contrary set forth in this prospectus, Nationwide may accept requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions, see Contacting the Service Center.
Taking a policy loan may increase the risk of Lapse and may result in adverse tax consequences. Unpaid loan interest charges accrue daily at a compounded annual interest rate and can cause the policy's Indebtedness to grow significantly. The policy owner should request an illustration demonstrating the impact of a policy loan on the policy's Cash Value, Cash Surrender Value, and Death Benefit Proceeds.
Loan Amount
The minimum loan amount is $200. The maximum loanable amount is equal to 90% of the Cash Value allocated to the Sub-Accounts plus 100% of the Cash Value allocated to the fixed investment options and 100% of the policy loan account, if any, less any surrender charge and any Indebtedness. Nationwide pays the policy loan to the policy owner with assets from its general account. Nationwide then uses the policy's Cash Value as collateral for the loan as described below.

Collateral and the Policy Loan Account
As collateral for the policy loan, Nationwide transfers an amount equal to the policy loan from the policy's investment options. Collateral amounts are transferred from the Cash Value to the policy loan account (which is part of Nationwide's general account). Amounts held as collateral against a policy loan do not participate in the Investment Experience of the Sub-Accounts. Policy loans can permanently affect the Death Benefit Proceeds and the Cash Value of the policy, even if repaid. The policy loan account may be subject to Nationwide's creditors in the event of insolvency.
Amounts transferred from the policy's Cash Value equal to the policy loan account are deducted from the Sub-Accounts in the same proportion as the Sub-Account allocations, unless the policy owner has instructed otherwise. Nationwide will only transfer amounts from the Fixed Account if the loan amount exceeds 90% of the Cash Value allocated to the Sub-Accounts. Nationwide will only transfer amounts from the Long-Term Fixed Account if the Sub-Account and Fixed Account allocations are depleted.
The policy owner will earn interest on the collateral held in the policy loan account. Interest will accrue daily at no less than the guaranteed minimum annualized rate stated on the Policy Data Pages. Interest credited to the policy loan account is an obligation of Nationwide’s general account and is dependent on Nationwide’s financial strength and claims paying ability. The interest earned on the policy loan account may be different than the rate earned on Cash Value allocated to the fixed investment options.
Interest Charged
Nationwide charges interest against policy Indebtedness. Indebtedness is the total amount of all outstanding policy loans, including principal and compounded interest due. The guaranteed maximum annualized interest charged rate is 3.90%. On a current basis, rates may change and may vary by policy year, subject to the guaranteed maximum. Policy loan interest charges may provide revenue for risk charges and profit.
If policy loan interest is not paid when due, policy Indebtedness will continue to compound at the interest rate in effect, see When Interest is Charged and Credited. If not paid when due, Nationwide will transfer an amount equal to the unpaid interest from the policy's investment options and add it to the policy loan account causing the original policy loan amount (now, "Indebtedness") to increase by the amount of the unpaid interest charged. Amounts transferred from the policy's investment options as unpaid interest charges will be transferred to the policy loan account in the same manner as a new loan.
Note: Over time, unpaid loan interest charges can cause the policy's Indebtedness to be significant. In some cases, policy Indebtedness may be significant enough to cause the policy to Lapse. In general, it is advantageous to repay Indebtedness and at a minimum, the interest charged on Indebtedness, at least annually.
Upon a full surrender, Lapse, or maturity, the amount received in the original loan request(s), plus unpaid loan interest charged is considered "received" under the Code and may result in adverse tax consequences, see Surrender, Lapse, Maturity.
When Interest is Charged and Credited
Interest charged against Indebtedness accrues daily. Interest earned on collateral also accrues daily. Nationwide will transfer interest charged on Indebtedness from the policy's investment options to the collateral account, and transfer interest credited on collateral from the policy loan account to the investment options:
•
Annually, at the end of a policy year;
•
At the time a new loan is requested;
•
When a loan repayment is made;
•
Upon the Surviving Insured's death;
•
Upon policy Lapse; and/or
•
Upon a full surrender of the policy.
In most cases, the interest earned on collateral will be less and in some cases, significantly less, than the interest charged against the Indebtedness.

Repayment
The policy owner may repay all or part of policy Indebtedness at any time while the policy is In Force. The minimum loan repayment amount, if any, is stated in the policy. The policy owner should contact the Service Center to obtain loan pay-off amounts.
Note: Interest earned on collateral is not deducted from Indebtedness to calculate loan pay off amounts. If a loan repayment is made, the policy owner's Cash Value is credited with interest earned on collateral and the amount of the loan repayment is deducted from the policy's Indebtedness.
Nationwide will treat any payments made as Premium payments, unless the policy owner specifies that the payment should be applied against the policy's Indebtedness. It may be beneficial for the policy owner to repay Indebtedness before making additional Premium payments because Premium Load charges are deducted from Premium payments but not from loan repayments.
If the policy owner makes a loan repayment, it will be applied to the Sub-Accounts and the fixed investment options in accordance with the allocation instructions in effect at the time the payment is received, unless the policy owner indicates otherwise. If any portion of an outstanding loan balance has been transferred from the Long-Term Fixed Account, loan repayments will first be allocated to the Long-Term Fixed Account. Once any outstanding loan balance attributable to the Long-Term Fixed Account has been repaid, loan repayment allocations to the Long-Term Fixed Account will not be permitted: 1) to exceed $500,000 in any 12-month period (determined on a rolling basis considering any loan repayment allocations during the 12 months prior to the Valuation Period during which Nationwide receives a loan repayment); and/or 2) if, at the time the loan repayment is received, it would cause the policy's Cash Value allocated to the Long-Term Fixed Account to exceed $1,000,000.
Repaying Indebtedness will cause the Death Benefit and net Cash Surrender Value to increase accordingly.
Example:
Assume the following:
● The policy’s Cash Value is $43,000 and it is allocated entirely to the Sub-Accounts.
● There is no existing Indebtedness.
● The Policy Owner has requested a $6,000 policy loan at the beginning of the first Policy Year.
*For reference, the maximum policy loan would be $38,700 = $43,000 x 90% - $0.00 (Indebtedness)
Once the $6,000 loan is approved, $6,000 is paid directly to the Policy Owner from
Nationwide. $6,000 is transferred from the Sub-Accounts to the policy loan account. This serves as collateral for Nationwide. The policy’s Indebtedness on the day of the loan is
$6,000.

● At the end of the first Policy Year, assume the only loan the Policy Owner requested was the $6,000 loan. Assuming the Policy Owner has not made any loan repayments, the
Indebtedness at the end of the next occurring policy anniversary is $6,120 due to $120 of accrued loan interest during the year ($6,000 + $120 = $6,120). Should a claim for the
Death Benefit Proceeds be made, the Proceeds would be reduced by the $6,120
Indebtedness.

● Assuming no loan repayments are ever made, Indebtedness continues to accrue interest.
All unpaid loan interest will also be treated as new policy loans and loan interest will continue to accumulate as Indebtedness

● If the Policy Owner submits a loan repayment, the amount of the loan repayment will be transferred from the policy loan account and credited to the Cash Value.
● If any Indebtedness exists when the Surrender Proceeds or Death Benefit Proceeds become payable, the Proceeds will be reduced by the total Indebtedness.

Lapse
The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly policy charges, including Rider charges, see Unfavorable Sub-Account Investment Experience. A policy owner can avoid Lapsing the policy by paying the amount required by the Guaranteed Policy Continuation Provision, purchasing and meeting the requirements of the Extended Death Benefit Guarantee Rider, or by invoking the Overloan Lapse Protection Rider to prevent the policy from Lapsing due to Indebtedness. Before any Lapse, there is a Grace Period during which a policy owner can take action to prevent the Lapse. Subject to certain conditions, a policy owner may reinstate a policy that has Lapsed.
Guaranteed Policy Continuation Provision
The policy provides for a Guaranteed Policy Continuation Provision during the Initial Death Benefit Guarantee Period shown in the Policy Data Pages. During the Initial Death Benefit Guarantee Period, the policy will not Lapse if at the time a Lapse would otherwise occur, the Premium paid, reduced for any Indebtedness, partial surrenders, and/or Returned Premiums, is equal to or greater than the sum of the Monthly Initial Death Benefit Guarantee Premium in effect for each respective month since the policy was issued.
The Monthly Initial Death Benefit Guarantee Premium required is stated in the Policy Data Pages and will vary by the Insureds' sexes, Issue Ages, underwriting classes, any Substandard Ratings, the Total Specified Amount and any Riders elected.
The Monthly Initial Death Benefit Guarantee Premium can only change due to action taken by the Policy Owner. If a Policy Owner has made any changes to the policy after it is issued, including any partial surrenders, increases or decreases to the Total Specified Amount, adding or terminating a Rider, and/or changing the death benefit option, the Monthly Initial Death Benefit Guarantee Premium may change. A change will result in reissued Policy Data Pages which will show the new Monthly Initial Death Benefit Guarantee Premium. Upon request and for no charge, Nationwide will determine whether Premium payments, minus any Indebtedness and partial surrenders, and/or Returned Premiums are sufficient to keep the Guaranteed Policy Continuation Provision in effect.
When the Initial Death Benefit Guarantee Period ends, if the Cash Surrender Value remains insufficient to cover the monthly policy charges, the policy is at risk of Lapsing and a Grace Period will begin. There is no separate additional charge for the Guaranteed Policy Continuation Provision.
Duration of the Initial Death Benefit Guarantee Period
The Initial Death Benefit Guarantee Period begins when Nationwide issues the policy. The duration of the Initial Death Benefit Guarantee Period depends on the Insured's Issue Age on the Policy Date, as reflected in the following table:
Younger Insured's Attained Age at Policy Issuance:	18-69	70 or older
Duration of Initial Death Benefit Guarantee Period:	the lesser of 20 policy years or to the Younger Insured's Attained Age 75	five policy years
Grace Period
If the Cash Surrender Value on any Policy Monthaversary is not sufficient to cover the current monthly deductions and the requirements of the Guaranteed Policy Continuation Provision or the Extended Death Benefit Guarantee Rider, if applicable, are not met, then a Grace Period will begin. At the beginning of a Grace Period, the Policy Owner will receive a notice from Nationwide that will indicate the amount of Premium that must be paid to avoid Lapsing the policy. If the required Premium is not paid within 61 days, the policy and all Riders will Lapse. The amount is equal to:
1) The lesser of:
•
the amount of Premium required to pay any due and unpaid policy charges; or
•
during the Initial Death Benefit Guarantee Period, the amount of Premium that will bring the Guaranteed Policy Continuation Provision back into effect; or
•
if the Extended Death Benefit Guarantee Rider is elected and the Initial Death Benefit Guarantee Period has ended, the amount of Premium that will satisfy the Rider; plus

2) Premium projected to keep the policy In Force for three additional months.
The Grace Period will not alter the operation of the policy or the payment of Proceeds.
Reinstatement
A Policy Owner may request reinstatement of a Lapsed policy by:
(1)
submitting, at any time within three years after the end of the Grace Period (or longer if required by state law) and before the Maturity Date, a written request to the Service Center to reinstate the policy;
(2)
providing evidence of insurability satisfactory to Nationwide;
(3)
paying:
(a)
if the policy is not in the Initial Death Benefit Guarantee Period, sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period, plus the policy charges due on the reinstatement date, plus any amount needed to increase the Cash Value, minus any Indebtedness and any surrender charge, to zero; or
(b)
if the policy is in the Initial Death Benefit Guarantee Period, the lesser of:
i.
sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period, plus the policy charges due on the reinstatement date, plus any amount needed to increase the Cash Value, minus any Indebtedness and any surrender charge, to zero; or
ii.
sufficient Premium to meet the Monthly Initial Death Benefit Guarantee Premium requirement of the Guaranteed Policy Continuation Provision; and
(c)
sufficient Premium, to pay policy charges and/or Monthly Initial Death Benefit Guarantee Premium to meet the requirements of the Guaranteed Policy Continuation Provision as applicable, to keep the policy In Force for three months (or less if required by state law) from the date of reinstatement; and
(4)
repaying or reinstating any Indebtedness that existed at the end of the Grace Period.
The Policy Owner may also reinstate coverage under certain Riders subject to satisfactory evidence of insurability.
If Nationwide approves the application for reinstatement and receives the required Premium, the effective date of a reinstated policy, including any reinstated Riders, will be the coinciding or next Policy Monthaversary following the date Nationwide approves the application for reinstatement.
If the policy is reinstated, the Cash Value on the date of reinstatement will be set equal to the lesser of the surrender charge corresponding to the policy year in which the policy is reinstated or the Cash Value at the end of the most recent Grace Period. Nationwide will add any Premiums or loan repayments that were made to reinstate the policy to the Cash Value.
The Sub-Account allocations that were in effect at the start of the Grace Period will be reinstated, unless the Policy Owner indicates otherwise.
Surrenders
Full Surrender
The policy may be surrendered for the Cash Surrender Value at any time while it is In Force. A surrender will be effective as of the date Nationwide receives the Policy Owner’s written surrender request in good order at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Any applicable surrender charges will be deducted from the policy’s Cash Value, see Surrender Charge. See Payment of Policy Proceeds for additional information.

Policy Restoration after a Full Surrender
Prior to both Insureds’ death, Nationwide will permit restoration of a surrendered policy pursuant to established procedures to meet the requirements of state insurance law regarding the replacement of life insurance (i.e., use of the Proceeds from a surrendered policy to purchase a new policy). Restored policies will be treated as if they were never surrendered for all purposes, including Investment Experience, interest, and deduction of charges, see Policy Restoration Procedure in the Statement of Additional Information.
Partial Surrender
A policy owner may request a partial surrender of the policy's Cash Surrender Value at any time after the first policy year. A partial surrender will be effective as of the date Nationwide receives the policy owner's written request at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Notwithstanding anything to the contrary set forth in this prospectus, Nationwide may accept requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions, see Contacting the Service Center. A Partial Surrender Fee may be applied to each partial surrender that equals the lesser of $25 or 2% of the amount surrendered. Currently, Nationwide waives the partial surrender fee, see Partial Surrender Fee. See Payment of Policy Proceeds for additional information.
Nationwide reserves the right to limit the number of partial surrenders to one per policy year. The minimum amount of any partial surrender request is $200. In policy years 2-10, the maximum amount of a partial surrender in any given policy year is 10% of the Cash Surrender Value as of the beginning of the policy year. In policy years 11+, the maximum amount of a partial surrender is equal to the Cash Surrender Value less the greater of $500 or three times the most recent monthly deductions. Monthly deductions are calculated for each month, beginning on the Policy Date, as follows:
(1)
Mortality and Expense Risk Charge; plus
(2)
Administrative Per Policy Charge; plus
(3)
the monthly cost of any additional benefits provided by any Riders; plus
(4)
the Base Policy Specified Amount Cost of Insurance.
A partial surrender cannot cause the Total Specified Amount to be reduced below the Minimum Total Specified Amount indicated on the Policy Data Page, and after any partial surrender, the policy must continue to qualify as life insurance under Section 7702 of the Code. Partial surrenders may be subject to income tax penalties. They could also cause the policy to become a "modified endowment contract" under the Code, which could change the income tax treatment of any distribution from the policy, see Taxes.
If a policy owner takes a partial surrender, Nationwide will surrender Accumulation Units proportionally from the Sub-Accounts equal to the amount of the partial surrender. If there is insufficient value in the Sub-Accounts, Nationwide will surrender amounts from the fixed investment options.
Nationwide will surrender amounts allocated to the Long-Term Fixed only if there is insufficient value in the Sub-Accounts and the Fixed Account. The total of all partial surrenders and transfers from the Long-Term Fixed Account within any 12 month period is limited to the greater of:
(1)
$5,000; or
(2)
10% of the Cash Value in the Long-Term Fixed Account determined as of the Policy Monthaversary, coinciding with or last preceding the date 12 months prior to the beginning of the Valuation Period during which Nationwide received the request. If the request is received within one month after the first policy anniversary, the Cash Value of the Long-Term Fixed Account on the Policy Date will be used.
Reduction of the Base Policy Specified Amount due to a Partial Surrender
When a partial surrender is taken, the Base Policy Specified Amount will be reduced by the amount necessary to prevent an increase in the Net Amount At Risk. The Base Policy Specified Amount reduction will not exceed the partial surrender amount. The policy's charges going forward will be based on the new Base Policy Specified Amount.
Any reduction of the Base Policy Specified Amount will be made in the following order: against the most recent increase in the Base Policy Specified Amount, then against the next most recent increases in the Base Policy Specified Amount in succession, and finally, against the initial Base Policy Specified Amount.

The Death Benefit
Standard Death Benefit Options
Policy Owners have a choice of one of three available death benefit options under the policy. If a death benefit option is not selected, Nationwide will issue the policy with Death Benefit Option 1. Not all death benefit options are available in all states.
Note: The Death Benefit will be the greater of the amount produced by the death benefit option in effect on the date of the Surviving Insured's death or the Minimum Required Death Benefit, see The Minimum Required Death Benefit .
Death Benefit Option 1: The Death Benefit will be the Total Specified Amount as of the Surviving Insured's date of death.
Death Benefit Option 2: The Death Benefit will be the Total Specified Amount plus the Cash Value as of the Surviving Insured's date of death.
Death Benefit Option 3: The Death Benefit will be the Total Specified Amount plus the accumulated Premium account (which consists of all Premium payments, up to the maximum stated in the Policy Data Pages, plus interest), less any partial surrenders, as of the Surviving Insured's date of death.
The interest rate attributable to the accumulated Premium account is referred to as the Death Benefit Option 3 Interest Rate and is stated in the Policy Data Pages. The amount of the accumulated Premium account will be no less than zero and no greater than twice the Total Specified Amount.
Calculation of the Death Benefit
The Death Benefit will be calculated when Nationwide has received (at the Service Center) all information required to process the claim for Death Benefit Proceeds, including, but not limited to, proof that both Insureds have died and any other information Nationwide may reasonably require. The Death Benefit may be subject to an adjustment if an error or misstatement was made upon application, or if either Insured dies by suicide.
While the policy is In Force, the Death Benefit will never be less than the Base Policy Specified Amount. The Death Benefit will depend on the death benefit option elected, certain Riders, and the tax test elected as discussed in greater detail below. The Death Benefit may vary with the Cash Value of the policy, which is affected by Investment Experience, Indebtedness, and any due and unpaid monthly deductions that accrued during a Grace Period.
The Minimum Required Death Benefit
The policy has a Minimum Required Death Benefit. The Minimum Required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.
The tax tests for life insurance generally require that the policy have a significant element of life insurance and not be primarily an investment vehicle. At the time the policy is issued, the Policy Owner irrevocably elects one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:
•
the cash value accumulation test; or
•
the guideline premium/cash value corridor test.
If a specific test is not elected, Nationwide will issue the policy with the guideline premium/cash value corridor test. If the cash value accumulation test is elected, the Overloan Lapse Protection Rider is not available.
Cash Value Accumulation Test
The cash value accumulation test determines the Minimum Required Death Benefit by multiplying the Cash Value by a percentage calculated as described in the Code. The percentages depend upon the Insureds' ages, sexes, and underwriting classifications. Under the cash value accumulation test, there is no limit to the amount that may be paid in Premiums as long as there is sufficient Death Benefit in relation to the Cash Value at all times.
Guideline Premium/Cash Value Corridor Test
The guideline premium/cash value corridor test determines the Minimum Required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value. These percentages are set out in the Code, but the percentage varies only by the Attained Age of the younger Insured.

In deciding which test to elect for the policy, consider the following:
•
The cash value accumulation test generally allows flexibility to pay more Premium, subject to Nationwide's approval of any increase in the policy's Net Amount At Risk that would result from higher Premium payments. Premium payments under the guideline premium/cash value corridor test are limited by Section 7702 of the Code.
•
Generally, the guideline premium/cash value corridor test produces a higher Death Benefit in the early years of the policy while the cash value accumulation test produces a higher Death Benefit in the policy's later years.
•
Monthly cost of insurance charges that vary with the amount of the Death Benefit may be greater during the years when the elected test produces a higher Death Benefit.
Regardless of which test is elected, Nationwide will monitor compliance to ensure that the policy meets the statutory definition of life insurance under the Code. As a result, the Death Benefit Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes. Nationwide may refuse additional Premium payments or return Premium payments so that the policy continues to meet the Code's definition of life insurance. Consult a qualified tax advisor on all tax matters involving the policy.
Changes in the Death Benefit Option
After the first policy year, a Policy Owner may elect to change the death benefit option from either Death Benefit Option 1 to Death Benefit Option 2, or from Death Benefit Option 2 to Death Benefit Option 1. A Policy Owner may not change to Death Benefit Option 3. However, a Policy Owner may change from Death Benefit Option 3 to Death Benefit Option 1 or Death Benefit Option 2. Nationwide will permit only one change of the death benefit option per policy year. The effective date of a change will be the Policy Monthaversary following the date Nationwide approves the change.
For any change in the death benefit option to become effective, the Cash Surrender Value, or Premiums paid under the Guaranteed Policy Continuation Provision if applicable, after the change must be sufficient to keep the policy In Force for at least three months.
Upon effecting a death benefit option change, the Total Specified Amount may be changed (either increased or decreased) so that the Net Amount At Risk remains the same before and after the change on the date of the change. Because the policy's Net Amount At Risk remains the same before and after the change, changing the death benefit option and preserving the Net Amount At Risk by itself does not alter the policy charges. The policy charges going forward will be based on the adjusted Total Specified Amount, except for the per $1,000 of Specified Amount charge, which will continue to be based on the original Total Specified Amount for each segment of insurance coverage. Depending on changes in factors such as fluctuations in the policy's Cash Value, these charges may increase or decrease after the death benefit option change.
The Policy Owner should request an illustration demonstrating the impact of a change in the policy's death benefit option.
Nationwide will refuse a death benefit option change that would reduce the Total Specified Amount to a level where the Premium already paid would exceed any Premium limitations under the Code.
Where the Policy Owner has selected the guideline premium/cash value corridor test, a change in death benefit option will not be permitted if it results in the total Premium paid exceeding any Premium limitations under Section 7702 of the Code.
Incontestability
Nationwide will not contest payment of the Death Benefit based on the initial Total Specified Amount after the policy has been In Force during the Insureds’ lifetimes for two years from the Policy Date, and, in some states, within two years from a reinstatement date. For any change in Total Specified Amount requiring evidence of insurability, Nationwide will not contest payment of the Death Benefit based on such increase after it has been In Force during the Insureds’ lifetimes for two years from its effective date, and, in some states, within two years from a subsequent reinstatement date. The incontestability period in some states may be less than two years.
Suicide
If either Insured dies by suicide within two years from the Policy Date, and, in some states, within two years of a reinstatement date, Nationwide will pay no more than the sum of the Premiums paid, less any Indebtedness, and less any partial surrenders. Similarly, if either Insured dies by suicide within two years from the date an application for an increase in the Total Specified Amount is accepted by Nationwide, and, in some states, within two years from a subsequent reinstatement date, Nationwide will pay no more than the Death Benefit Proceeds associated with insurance that has been In Force for at least two years from the Policy Date, plus all policy charges associated with any increase in Total Specified Amount that has been In Force for a shorter period. The suicide period in some states may be less than two years.
Policy Maturity
If the policy is In Force on the Maturity Date, coverage will automatically be extended (unless otherwise elected by the policy owner) until the Surviving Insured's date of death at which time Proceeds will be paid to the beneficiary, see Extending Coverage Beyond the Maturity Date.
If the policy owner elects not to extend coverage beyond the Maturity Date, Nationwide will pay the Proceeds generally within seven days after the written request for payment is received at the Service Center. Nationwide may postpone payment of the Proceeds on the days that it is unable to price Accumulation Units, see Valuation of Accumulation Units. The Proceeds will equal the policy's Cash Value minus any Indebtedness. The policy is terminated once the Proceeds are paid.
The primary purpose of extending coverage beyond the Maturity Date is to continue the life insurance coverage, and avoid current income taxes on any earnings in excess of the policy cost basis if the maturity Proceeds are taken, see Surrender, Lapse, Maturity.
Assuming no Indebtedness exists on the Maturity Date and that no partial surrenders or loans are taken after the Maturity Date, the Proceeds after the Maturity Date will equal or exceed the Proceeds on the Maturity Date. However, because the loan interest rate charged may be greater than loan interest credited, if Indebtedness on or after the Maturity Date exists, Proceeds after the Maturity Date may be less than the Proceeds on the Maturity Date.
Extending Coverage Beyond the Maturity Date
The termination of some policy and/or Rider benefits will coincide with extension of coverage beyond the Maturity Date. If coverage is extended beyond the Maturity Date:
(1)
the policy's Total Specified Amount will be equal to the Base Policy Specified Amount on the date that the younger Insured reached or would have reached Attained Age 120, subject to any adjustment for partial surrenders, and reduced for any subsequent Base Policy Specified Amount decreases;
(2)
no changes to the Base Policy Specified Amount and/or the Total Specified Amount will be permitted;
(3)
no changes to the death benefit option will be permitted;
(4)
100% of the policy's Cash Value will be transferred to the Fixed Account;
(5)
if the Additional Term Insurance Rider is in effect, the extension of coverage will not apply to the Rider Specified Amount;
(6)
no additional Premium payments will be permitted;
(7)
no additional monthly periodic charges will be deducted;
(8)
loan interest will continue to be charged on Indebtedness; and
(9)
the policy owner can request partial surrenders.
Notwithstanding the above, if the Overloan Lapse Protection Rider was invoked, the Proceeds may be reduced, see Overloan Lapse Protection Rider.
Coverage beyond the Maturity Date will not be extended when the policy would fail the definition of life insurance under the Code.
Payment of Policy Proceeds
Normally, Nationwide will make a lump sum payment of the Proceeds within seven days after the written request for payment is received at the Service Center. However, Nationwide may postpone payment of the Proceeds from:
•
the general account options for up to six months;

•
on the days that it is unable to price Sub-Account Accumulation Units, see Valuation of Accumulation Units; and/or
•
as permitted or required by federal securities laws and rules and regulations of the SEC.
Death Benefit Proceeds are paid from Nationwide’s general account. For payout options other than lump sum, Nationwide will issue a settlement contract in exchange for the policy, see Policy Settlement Options.
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy Maturity Date or the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be surrendered and placed in a non-interest bearing account. While in the non-interest bearing account, Nationwide will continue to perform due diligence required by state law. Once the state mandated period has expired, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on Nationwide's books and records, or to Ohio, Nationwide's state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
Policy Settlement Options
Proceeds (Death Benefit, maturity Proceeds, or Cash Surrender Value) may be paid out in a lump sum, or in another form that is elected at application.
At any time before the Proceeds become payable, a policy owner may request to change the payout option by writing to the Service Center.
If more than one payout option is elected, at least $2,000 must be apportioned to each option and each payment (made at the specified interval) must be at least $20. The settlement options below are based on predetermined fixed payments.
If the policy owner does not make an election as to the form of the Proceeds, upon the Surviving Insured's death, the beneficiary may make the election. Changing the beneficiary of the policy will revoke the payout option(s) in effect at that time. Proceeds are neither assignable nor subject to claims of creditors or legal process. If the beneficiary does not make an election, Nationwide will pay the Proceeds in a lump sum.
Note that for the remainder of Payment of Policy Proceeds provision, "payee" means the person(s) entitled to the Proceeds.
Life Income with Payments Guaranteed Option
If the Life Income with Payments Guaranteed Option is elected, Nationwide will retain the Proceeds and make payments to the payee at specified intervals for a guaranteed period (10, 15, or 20 years) and, if the payee is still living at the end of the guaranteed period, the payments will continue for the rest of the payee’s life. During the guaranteed period, Nationwide will pay interest on the remaining Proceeds at a rate of at least 2.5% per annum, compounded annually. Nationwide will determine annually if any interest in excess of 2.5% will be paid. The Proceeds can be paid at the beginning of 12-, six, three, or one month intervals.
Once payments begin under this option, withdrawals are not permitted. If a payee dies before the guaranteed period has elapsed, Nationwide will make the remaining payments to the payee’s estate. If the payee dies after the guaranteed period has elapsed, no further payments will be made.
Joint and Survivor Life Option
If the Joint and Survivor Life Option was elected, Nationwide will retain the Proceeds and make equal payments to the payees at specified intervals for the life of the last surviving payee. The Proceeds can be paid at the beginning of 12-, six, three, or one month intervals.

Once payments begin under this option, withdrawals are not permitted. Payments will cease upon the death of the last surviving payee. Nationwide will make no payments to the last surviving payee's estate. It is possible that only one payment will be made under this option if both payees die prior to the first payment.
Life Income Option
If the Life Income Option is elected, Nationwide will use the Proceeds to purchase an annuity with the payee as annuitant. The amount payable will be based on current individual immediate annuity purchase rates in effect on the date the immediate annuity is elected. The Proceeds will be paid 30 days after this option is elected and future payments can be paid at the end of 12, 6, 3, or 1 month intervals.
Once payments begin under this option, withdrawals are not permitted. Payments will cease upon the payee’s death. Nationwide will make no payments to the payee’s estate. It is possible that only one payment will be made under this option if the payee dies prior to the first payment.
Some or all of the payout options listed may not be available in all states. Forms of payout other than the three listed above may be requested, but are subject to Nationwide’s approval. Requests for other forms of payout must be based on fixed payments; no variable payment options are permitted. The amount of payments and duration of any other payout options will be determined by Nationwide.
Payments to Minors
Nationwide will not make payments directly to minors. Contact a legal advisor for options to facilitate payment of Policy Proceeds intended for a minor’s benefit.
Taxes
The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and will depend on the policy owner's particular circumstances. The policy owner should seek competent tax advice regarding the tax treatment of the policy given their situation. The following discussion provides a general overview of the Code's provisions relating to certain common life insurance policy transactions. It does not cover state, local, or other taxes. Some of the items discussed below may not be applicable to the life insurance policy described herein. It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.
Types of Taxes
Federal Income Tax
Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.
Federal Transfer Tax
In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of property made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person's death (the federal estate tax).
The federal gift tax is imposed on the value of the property (including cash) transferred by gift. Each donor is allowed to exclude an amount per recipient from the value of present interest gifts. An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse as well as for certain amounts that pass to the decedent’s surviving spouse.
If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The GSTT is imposed at a flat rate equal to the maximum estate tax rate subject to any applicable exemptions.
The Tax Cuts and Jobs Act (the "Act") of 2017, doubled the basic estate and gift tax exclusion amount from $5 million to $10 million for estates of persons dying and gifts occurring after December 31, 2017. The exclusion amount is adjusted annually for inflation.

Buying the Policy
Federal Income Tax
Generally, the Code treats life insurance premiums as a nondeductible expense for income tax purposes.
Federal Transfer Tax
Generally, the Code treats the payment of premiums on a life insurance policy as a gift when the premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner). Gifts are not generally included in the recipient’s taxable income. If the policy owner (whether or not they are the insured) transfers ownership of the policy to another person, the transfer may be subject to a federal gift, estate, and income tax.
Investment Gain in the Policy
The income tax treatment of increases in the policy's cash value depends on whether the policy is "life insurance" under the Code. If the policy meets the statutory definition of life insurance, then the increase in the policy's cash value is not included in the policy owner's taxable income for federal income tax purposes unless it is distributed to the policy owner before the death of the insured.
To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code. Nationwide believes the policy meets the statutory requirements of Code Section 7702 and will monitor the policy’s compliance with Section 7702, and take whatever steps are necessary to stay in compliance.
Diversification and Investor Control
In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, the income and gain in the policy would be currently taxed as ordinary income for federal income tax purposes.
Nationwide will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, take appropriate action to remain in compliance.
For a variable life policy to receive favorable tax treatment, the life insurance company must be considered the owner of the separate account assets supporting the investment options within the policy. If the policy owner is considered to exercise investment control over the separate account assets, the policy owner will be treated as the owner of those assets and not the insurance company. As a result, the income and gain attributed to the separate account assets will be taxed currently to the policyholder. The IRS has issued guidance that the number of underlying investment options available or the number of transfer opportunities available under a variable insurance product may be relevant in determining whether the variable policyowner will be considered the owner of the separate account assets. Should the Treasury Secretary issue additional rules or regulations that would limit the extent to which a policy owner may direct their investment to particular underlying investment options without being treated as the owner of the separate account, then Nationwide will take whatever steps are available to remain in compliance.
Based on the above, we believe that the policy qualifies as life insurance for federal income tax purposes.
Periodic Withdrawals, Non-Periodic Withdrawals and Loans
The tax treatment described in this section applies to withdrawals, loans, premiums Nationwide accepts but then returns in order to meet the Code's definition of life insurance, and amounts deducted from the policy’s Cash Value used to pay the cost of any rider to the policy.
The income tax treatment of cash distributions and loans from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.
Depending on the policy owner’s circumstances, the use of the cash value of the policy to pay for the cost of any rider to the base life policy, could be treated as a distribution, and would be subject to the rules described below. Policy owners should seek competent tax advice regarding the tax treatment of the addition of any rider to the policy taking into account the policy owner’s individual facts and circumstances.

A Life Insurance Policy that is a Modified Endowment Contract
The policies offered by this prospectus may or may not be issued as modified endowment contracts. If a policy is issued as a modified endowment contract, it will always be a modified endowment contract. A policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional premiums.
Section 7702A of the Code defines a modified endowment contract as a life insurance policy where the total premiums paid at any time during the first 7 contract years exceeds the sum of the seven pay premiums, which is the sum of the level annual premiums that would have been paid at that time if the policy provided for paid up benefits after the payment of 7 level annual premiums. A policy may become a modified endowment contract because of a "reduction in benefits" as defined by Section 7702A of the Code, or may become subject to a new 7-year testing period because of a "material change."
The Code provides special rules for the taxation of partial surrenders, loans, collateral assignments, and other pre-death distributions from modified endowment contracts. Under these special rules, such transactions are treated first as a distribution of gain to the extent that the cash value of the policy exceeds the 'investment in the contract' (generally, the net Premiums paid for the policy). In addition, a 10% penalty generally applies to the taxable portion of such distributions unless an exception to the 10% penalty applies.
All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.
If the policy is not issued as a modified endowment contract, Nationwide will monitor the policy and advise the Policy Owner if the payment of a Premium, or other transaction, may cause the policy to become a modified endowment contract. It is only with the Policy Owner's written authorization that Nationwide will permit the policy to become a modified endowment contract. Otherwise, Nationwide will reject the requested action or refund any Premium paid that exceeds the modified endowment limits.
A Life Insurance Policy that is NOT a Modified Endowment Contract
Distributions from a life insurance policy that is not a modified endowment contract is generally treated as being first a return of nontaxable premiums paid (investment in the contract), and then taxable income after full recovery of the investment in the contract. Distributions not in excess of investment in the contract will reduce the owner's investment in the contract.
However, in certain circumstances a distribution from a policy that is not a modified endowment contract may not be treated as being first a return of non-taxable investment in the contract as previously described. If during the first 15 years after a policy is issued, a cash distribution is made because of or in anticipation of a reduction in the face amount of the death benefit, then the cash distribution may be fully or partially taxable to the policy owner. The policy owner should consult a competent tax advisor to carefully consider this potential tax consequence and seek further information before requesting any changes in the terms of the policy.
In general, interest paid on a policy loan will not be deductible. In addition, unlike a modified endowment contract, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime. Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.
Surrender, Lapse, Maturity
A full surrender, cancellation of the policy by lapse, or the maturity of the policy on its maturity date may have adverse income tax consequences. If the amount received (or is deemed received upon maturity) plus total policy indebtedness exceeds the investment in the contract, then the excess generally will be treated as taxable ordinary income, regardless of whether the policy is a modified endowment contract. In circumstances where the policy indebtedness is very large, the amount of tax could exceed the amount of cash distributed to the policy owner at surrender.
The purpose of the maturity date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes. Although Nationwide believes that the extension provision will cause the policy to continue to be treated as life insurance after the initially scheduled maturity date, that result is not certain due to a lack of specificity in the guidance on the issue. The policy owner should consult with a qualified tax advisor regarding the possible adverse tax consequences that could result from an extension of the scheduled maturity date.

Additional Medicare Tax
Section 1411 of the Code imposes a surtax of 3.8% on certain net investment income received by individuals and certain trusts and estates. The surtax is imposed on the lesser of (a) net investment income or (b) the excess of the modified adjusted gross income over a threshold amount. For individuals, the threshold amount is $250,000 (married filing jointly); $125,000 (married filing separately); or $200,000 (other individuals). The threshold for an estate or trust is $15,650.
Modified adjusted gross income is equal to adjusted gross income with several modifications; the policy owner should consult with a tax advisor regarding how to determine the policy owner’s modified adjusted gross income for purposes of determining the applicability of the surtax.
Net investment income includes, but is not limited to, interest, dividends, capital gains, rent and royalty income, and income from nonqualified annuities; and may include taxable gains from the sale or surrender of a life insurance policy.
Sale of a Life Insurance Policy
If a life insurance policy is transferred or sold, it may be taxable to the extent of the gain in the policy and, all or a portion of the gain will be treated as ordinary income. For purposes of calculating gain on the sale of a life insurance policy, the owner’s investment in the contract is not reduced for previously imposed cost of insurance (COI) charges.
Under the transfer for value rule, the sale of the policy may result in a portion of the death benefit proceeds being taxable income when paid to the beneficiary. However, exceptions to the transfer for value rule will prevent taxation of the death benefit proceeds if the transfer is to the insured under the policy, a partner of the insured, a partnership of which the insured is a partner, or to a corporation in which the insured is a shareholder or officer.
Nevertheless, the exceptions to the transfer for value rule noted above are not available if the life insurance policy was transferred in a reportable policy sale. Therefore, in a reportable policy sale some portion of the death benefit proceeds will taxable.
Special tax reporting requirements apply to the sale of a life insurance policy in a reportable policy sale or the transfer of a life insurance policy to a foreign person. Under these reporting requirements the buyer of a life insurance policy in a reportable policy sale must report the amount of the sales proceeds to the IRS and to the insurance company that issued the policy. Upon receipt of 1) notice of sale from the buyer or 2) any notice of a transfer of a life insurance policy to a foreign person, the insurance company is then required to report information related to the life insurance policy to the IRS. A policy owner contemplating the transfer or sale of the policy should consult a qualified tax advisor.
Exchanging the Policy for Another Life Insurance Policy
Generally, policy owners will be taxed on amounts received in excess of the investment in the contract when the policy is surrendered in full. However, if the policy is exchanged for another life insurance policy, endowment contract, or annuity contract, the policy owner will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035. To satisfy Section 1035, the insured named in the policy must be the insured under the new policy.
If the policy or contract is subject to a policy indebtedness that is discharged as part of the exchange transaction, the discharge of the indebtedness may be taxable. Policy owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.
Federal Income Taxation of Death Benefits
Death of Insured
Under Section 101 of the Code, the death benefit is generally excludable from the beneficiary’s gross income by reason of the insured’s death. However, if the policy had been transferred to a new policy owner for valuable consideration (e.g., through a sale of the policy), a portion of the death benefit may be includible in the beneficiary’s gross income when it is paid (see, Sale of a Life Insurance Policy).
The payout option selected by the policy's beneficiary may affect how the payments received by the beneficiary are taxed. Under the various payout options, the amount payable to the beneficiary may include earnings on the death benefit, which will be taxable as ordinary income. For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the death benefit. The policy's beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option based on their individual circumstances.
Accelerated Death Benefits
The death benefit under a life insurance policy may be distributed at a time earlier than the death of the insured, and all or a portion of the distribution may still be excludable from gross income under the Code.
Terminal Illness
The death benefit under a life insurance policy may be distributed when the insured is considered a "terminally ill individual" as that term is defined under Section 101 of the Code. In this situation the distribution is treated as paid by reason of the insured’s death and will generally be excluded from gross income under Section 101 of the Code.
Federal Transfer (Estate, Gift and Generation Skipping Transfer) Taxes
When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.
If the beneficiary is two or more generations younger than the insured, the death benefit may be subject to the GSTT. Pursuant to regulations issued by the Treasury, Nationwide may be required to withhold a portion of the proceeds and pay them directly to the IRS as the GSTT payment.
If the policy owner is not the insured or a beneficiary, then payment of the death benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.
Special Considerations for Corporations
Special federal income tax considerations for life insurance policies owned by employers
Sections 101(j) and 6039I of the Code provide special rules regarding the tax treatment of death benefits that are payable under life insurance policies owned by the employer of the insured. These provisions are generally effective for life insurance policies issued after August 17, 2006. If a life insurance policy was originally issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of Section 101(j). Policies issued after August 17, 2006 in a Section 1035 exchange for a contract issued before that date are generally excluded from the operation of these provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.
Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable to the employer that may be excluded from income cannot exceed the sum of premiums paid and other payments made by the policy owner for the policy. Consequently, under this general rule, some portion of the death benefit will be taxable.
The general rule of taxability will not apply if (1) the statutory notice and consent requirements are satisfied before the policy is issued, and (2) one of the following apply:
1.
The insured was an employee at any time during the 12-month period before the insured’s death.
2.
At the time that the policy is issued, the insured is either a director, a "highly compensated employee" (as defined in the Code), or a "highly compensated individual" (as defined in the Code).
3.
The death benefit is paid to a family member of the insured (as defined under the Code), an individual who is a designated beneficiary (other than the employer) of the insured, a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate, or
4.
The death benefit is used to buy an equity interest in the employer from the family member of the insured, beneficiary, trust or estate.
Code Section 6039I requires any policy owner of an employer-owned policy to file an annual return showing (a) the number of employees of the policy owner, (b) the number of such employees insured under employer-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policy owner, and (e) that the policy owner has a valid consent for each insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained). Proper recordkeeping is also required by this section.
It is the employer’s responsibility to (a) provide the proper notice to each insured, (b) obtain the proper consent from each insured, (c) inform each insured in writing that the employer-owner will be the beneficiary of any proceeds payable upon the death of the insured, and (d) file the annual return required by Section 6039I. If the employer-owner fails to provide the necessary notice and information, or fails to obtain the necessary consent, the death benefit will be taxable when received. If the employer-owner fails to file a properly completed return under Section 6039I, a penalty may apply.
Due to the complexity of these rules, and because they are affected by the policy owner’s facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Limitation on interest and other business deductions
Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations. These cases involved relatively large loans against the policy's cash value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company. Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid. Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted. Corporations should consider, in consultation with tax advisors familiar with these matters, the impact of these decisions on the corporation's intended use of the policy.
Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Business Uses of the Policy
The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the policy owner is contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, the policy owner should be sure to consult a tax advisor as to tax attributes of the arrangement.
Non-Resident Aliens and Other Persons Who are Not Citizens of the United States
Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the death benefit, or other distributions and/or ownership of the policy.
In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.
If the policy owner is a non-resident alien, or a resident alien, or if any of the policy's beneficiaries (including the policy owner's spouse) are not citizens of the United States, the policy owner should confer with a competent tax advisor with respect to the tax treatment of this policy.
If the policy owner, the insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the death benefit, or other distributions and/or ownership of the policy.

FATCA
Under Sections 1471 through 1474 of the Internal Revenue Code (commonly referred to as FATCA), distributions from a policy to a foreign financial institution or to a nonfinancial foreign entity, each as described by FATCA, may be subject to United States tax withholding at a flat rate equal to 30% of the taxable amount of the distribution, irrespective of the status of any beneficial owner of the policy or of the distribution. Nationwide may require you to provide certain information or documentation (e.g., Form W-9 or Form W-8BEN) to determine its withholding requirements under FATCA.
Withholding and Tax Reporting
Distribution of taxable income from a life insurance policy, including a life insurance policy that is a modified endowment contract, is subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of their request not to withhold. If the policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax.
A policy owner is not permitted to waive withholding if the payee does not provide Nationwide with a taxpayer identification number; or if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect. In that instance, a distribution will be subject to withholding rates established by Section 3405 of the Code and will be applied against the amount of income that is distributed.
However, interest earned on a death benefit may be subject to mandatory back-up withholding. Mandatory backup withholding means that Nationwide is required to withhold taxes on income earned at the rate established by Section 3406 of the Code. Mandatory backup withholding may arise if Nationwide has not been provided a taxpayer identification number, or if the IRS notifies Nationwide that back-up withholding is required.
In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
•
the value each year of the life insurance protection provided;
•
an amount equal to any employer-paid Premiums;
•
some or all of the amount by which the current value exceeds the employer's interest in the policy; and/or
•
interest that is deemed to have been forgiven on a loan that Nationwide deems to have been made by the employer.
Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.
Taxes and the Value of the Policy
For federal income tax purposes, a separate account is not a separate entity from the company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of accumulation units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.
At present, Nationwide does not expect to incur any federal income tax liability that would be chargeable to the accumulation units. Based upon these expectations, no charge is being made against the policy's accumulation units for federal income taxes. If, however, Nationwide determines that taxes may be incurred, Nationwide reserves the right to assess a charge for these taxes.
Nationwide may also incur state and local taxes (in addition to those described in the discussion of the premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of the policy's accumulation units.
Tax Changes
The foregoing is a general discussion of various tax matters pertaining to life insurance policies. It is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice. The policy owner should consult their independent legal, tax and/or financial professional.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies. There is no way to know whether the federal tax treatment of life insurance policies will continue. Future legislation, regulation, or interpretation may adversely impact the federal tax treatment of life insurance policies. In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy. The policy owner should consult their independent legal, tax and/or financial professional.
Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. Nationwide makes no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.
Legal Proceedings
Nationwide Life and Annuity Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, the "Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency, and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.
Nationwide Investment Services Corporation
The general distributor, NISC (the "Company"), is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency and state securities divisions. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.

Financial Statements
Financial statements for the Variable Account and financial statements and schedules of Nationwide are located in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by contacting the Service Center, or can be found online at https://nationwide.onlineprospectus.net/NW/C000073670NW/index.php?ctype=product_sai.

Appendix A: Underlying Mutual Funds Available Under the Policy
The following is a list of underlying mutual funds available under the policy. More information about the underlying mutual funds is available in the prospectuses for the underlying mutual funds, which may be amended from time to time and can be found online at https://nationwide.onlineprospectus.net/NW/C000073670NW/index.php. This information can also be obtained at no cost by calling 1-800-848-6331 or by sending an email request to FLSS@nationwide.com. Depending on the optional benefits chosen, access to certain underlying mutual funds may be limited.
The current expenses and performance information below reflects fees and expenses of the underlying mutual funds, but do not reflect the other fees and expenses that the policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each underlying mutual fund’s past performance is not necessarily an indication of future performance.
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Equity	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Discovery Value Portfolio: Class A Investment Advisor: AllianceBernstein L.P.	0.81%	10.02%	8.86%	7.63%
Allocation	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Dynamic Asset Allocation Portfolio: Class A This Sub-Account is only available in policies issued before May 1, 2014 Investment Advisor: AllianceBernstein L.P.	0.85%*	10.65%	3.40%	4.07%
Equity	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS International Value Portfolio: Class B This Sub-Account is only available in policies issued before May 1, 2020 Investment Advisor: AllianceBernstein L.P.	1.17%	4.81%	3.29%	3.00%
Equity	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Sustainable Global Thematic Portfolio: Class B Investment Advisor: AllianceBernstein L.P.	1.16%*	5.96%	8.77%	9.45%
Equity	Allspring Variable Trust - VT Small Cap Growth Fund: Class 2 This Sub-Account is only available in policies issued before May 1, 2013 Investment Advisor: Allspring Funds Management, LLC Sub-Advisor: Allspring Global Investments, LLC	1.17%	18.70%	6.60%	8.65%
Equity	American Funds Insurance Series® - Global Small Capitalization Fund: Class 4 Investment Advisor: Capital Research and Management Company	1.16%*	2.12%	2.74%	5.54%
Fixed Income	American Funds Insurance Series® - U.S. Government Securities Fund: Class 2 Investment Advisor: Capital Research and Management Company	0.51%*	0.75%	0.14%	1.10%
Equity	American Funds Insurance Series® - Washington Mutual Investors Fund: Class 4 Investment Advisor: Capital Research and Management Company	0.77%*	18.85%	11.92%	9.99%
Fixed Income	BlackRock Variable Series Funds II, Inc. - BlackRock High Yield V.I. Fund: Class I Investment Advisor: BlackRock Advisors, LLC Investment Sub-Advisor: BlackRock International Limited	0.54%*	8.26%	4.42%	5.00%
Allocation	BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class I Investment Advisor: BlackRock Advisors, LLC Investment Sub-Advisor: BlackRock International Limited and BlackRock (Singapore) Limited	0.76%*	9.23%	6.01%	5.59%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Allocation	BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012 Investment Advisor: BlackRock Advisors, LLC Sub-Advisor: BlackRock International Limited and BlackRock (Singapore) Limited	0.91%*	9.09%	5.84%	5.43%
Equity	BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares This Sub-Account is only available in policies issued before May 1, 2013 Investment Advisor: BNY Mellon Investment Adviser, Inc.	0.60%*	7.96%	7.70%	8.33%
Equity	BNY Mellon Stock Index Fund, Inc.: Initial Shares This Sub-Account is only available in policies issued before May 1, 2013 Investment Advisor: BNY Mellon Investment Adviser, Inc. Sub-Advisor: Mellon Investments Corporation	0.27%	24.66%	14.21%	12.81%
Equity	Delaware VIP Trust - Macquarie VIP Small Cap Value Series: Service Class Investment Advisor: Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust) Investment Sub-Advisor: Macquarie Investment Management Global Limited	1.04%	11.02%	6.83%	7.30%
Allocation	Deutsche DWS Variable Series II - DWS Global Income Builder VIP: Class A Investment Advisor: DWS Investment Management Americas, Inc.	0.65%	9.10%	5.07%	5.71%
Fixed Income	DFA Investment Dimensions Group Inc. - Dimensional VA Global Bond Portfolio (formerly, DFA Investment Dimensions Group Inc. - VA Global Bond Portfolio) Investment Advisor: Dimensional Fund Advisors LP Investment Sub-Advisor: Dimensional Fund Advisors Ltd. And DFA Australia Limited	0.21%	5.38%	0.81%	1.53%
Allocation	DFA Investment Dimensions Group Inc. - Dimensional VA Global Moderate Allocation Portfolio: Institutional Class (formerly, DFA Investment Dimensions Group Inc. - VA Global Moderate Allocation Portfolio: Institutional Class) Investment Advisor: Dimensional Fund Advisors LP	0.28%*	11.99%	7.77%	6.95%
Equity	DFA Investment Dimensions Group Inc. - Dimensional VA International Small Portfolio (formerly, DFA Investment Dimensions Group Inc. - VA International Small Portfolio) Investment Advisor: Dimensional Fund Advisors LP Investment Sub-Advisor: Dimensional Fund Advisors Ltd. And DFA Australia Limited	0.39%	3.82%	4.11%	5.91%
Equity	DFA Investment Dimensions Group Inc. - Dimensional VA International Value Portfolio (formerly, DFA Investment Dimensions Group Inc. - VA International Value Portfolio) Investment Advisor: Dimensional Fund Advisors LP Investment Sub-Advisor: Dimensional Fund Advisors Ltd. And DFA Australia Limited	0.28%	6.62%	7.08%	5.62%
Fixed Income	DFA Investment Dimensions Group Inc. - Dimensional VA Short- Term Fixed Portfolio (formerly, DFA Investment Dimensions Group Inc. - VA Short-Term Fixed Portfolio) Investment Advisor: Dimensional Fund Advisors LP Investment Sub-Advisor: Dimensional Fund Advisors Ltd. And DFA Australia Limited	0.12%	5.48%	1.91%	1.57%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Equity	DFA Investment Dimensions Group Inc. - Dimensional VA U.S. Large Value Portfolio (formerly, DFA Investment Dimensions Group Inc. - VA U.S. Large Value Portfolio) Investment Advisor: Dimensional Fund Advisors LP	0.21%	13.38%	8.43%	8.52%
Equity	DFA Investment Dimensions Group Inc. - Dimensional VA U.S. Targeted Value Portfolio (formerly, DFA Investment Dimensions Group Inc. - VA U.S. Targeted Value Portfolio) Investment Advisor: Dimensional Fund Advisors LP	0.28%	8.14%	12.55%	9.46%
Fixed Income	DFA Investment Dimensions Group Inc. - Dimensional VIT Inflation-Protected Securities Portfolio: Institutional Class (formerly, DFA Investment Dimensions Group Inc. - VIT Inflation- Protected Securities Portfolio: Institutional Class) Investment Advisor: Dimensional Fund Advisors LP	0.11%	1.88%	1.82%
Fixed Income	Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares This Sub-Account is only available in policies issued before May 1, 2018 Investment Advisor: Federated Investment Management Company	0.77%*	3.89%	1.30%	2.26%
Equity	Fidelity Variable Insurance Products - Emerging Markets Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Investment Sub-Advisor: FMR UK, FMR HK, FMR Japan, FIA, and FIA(UK)	0.98%	9.87%	4.24%	5.93%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class This Sub-Account is only available in policies issued before May 1, 2013 Investment Advisor: Fidelity Management & Research Company LLC (FMR)	0.50%	5.26%	3.40%	4.54%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class This Sub-Account is only available in policies issued before May 1, 2013 Investment Advisor: Fidelity Management & Research Company LLC (FMR)	0.56%	7.55%	5.05%	5.91%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class This Sub-Account is only available in policies issued before May 1, 2013 Investment Advisor: Fidelity Management & Research Company LLC (FMR)	0.61%	9.34%	6.40%	7.20%
Equity	Fidelity Variable Insurance Products Fund - VIP Contrafund® Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.66%	33.63%	16.92%	13.50%
Equity	Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company LLC (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.85%	4.02%	12.13%	4.19%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Equity	Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.57%	15.24%	9.97%	9.11%
Equity	Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.66%	30.27%	18.81%	16.51%
Fixed Income	Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.88%	1.62%	0.34%	1.83%
Equity	Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class This Sub-Account is only available in policies issued before May 1, 2017 Investment Advisor: Fidelity Management & Research Company LLC (FMR) Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.67%	17.35%	11.23%	9.10%
Equity	Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Investment Sub-Advisor: FIL Investment Advisors, FIL Investment Advisors (UK) Limited, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.83%	4.95%	5.65%	6.21%
Equity	Fidelity Variable Insurance Products Fund - VIP Real Estate Portfolio: Service Class This Sub-Account is only available in policies issued before May 1, 2023 Investment Advisor: Fidelity Management & Research Company LLC (FMR) Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.71%	6.38%	2.10%	3.83%
Equity	Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company LLC (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.84%	9.16%	11.93%	9.37%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Allocation	Franklin Templeton Variable Insurance Products Trust - Franklin Allocation VIP Fund: Class 1 This Sub-Account is only available in policies issued before May 1, 2013 Investment Advisor: Franklin Advisers, Inc. Sub-Advisor: Brandywine Global Investment Management, LLC (Brandywine); ClearBridge Investments, LLC (ClearBridge); Franklin Templeton Institutional, LLC (FT Institutional); Templeton Global Advisors Limited (Global Advisors)	0.57%*	9.33%	5.83%	5.63%
Allocation	Franklin Templeton Variable Insurance Products Trust - Franklin Allocation VIP Fund: Class 2 This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012 Investment Advisor: Franklin Advisers, Inc. Sub-Advisor: Brandywine Global Investment Management, LLC (Brandywine); ClearBridge Investments, LLC (ClearBridge); Franklin Templeton Institutional, LLC (FT Institutional); Templeton Global Advisors Limited (Global Advisors)	0.82%*	9.15%	5.57%	5.38%
Allocation	Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP Fund: Class 1 This Sub-Account is only available in policies issued before May 1, 2022 Investment Advisor: Franklin Advisers, Inc.	0.47%*	7.46%	5.55%	5.53%
Allocation	Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP Fund: Class 2 This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012 Investment Advisor: Franklin Advisers, Inc.	0.72%*	7.20%	5.29%	5.27%
Equity	Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 1 This Sub-Account is only available in policies issued before May 1, 2013 Investment Advisor: Franklin Mutual Advisers, LLC	0.65%*	12.01%	8.63%	8.44%
Equity	Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2 This Sub-Account is only available in policies issued before April 30, 2014 Investment Advisor: Templeton Investment Counsel, LLC	1.06%*	-1.00%	2.60%	2.38%
Fixed Income	Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 1 This Sub-Account is only available in policies issued before May 1, 2019 Investment Advisor: Franklin Advisers, Inc.	0.50%*	-11.13%	-4.60%	-1.79%
Fixed Income	Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2 This Sub-Account is no longer available to receive transfers or new premium payments effective April 30, 2014 Investment Advisor: Franklin Advisers, Inc.	0.75%*	-11.37%	-4.85%	-2.03%
Allocation	Goldman Sachs Variable Insurance Trust - Goldman Sachs Trend Driven Allocation Fund: Service Shares This Sub-Account is only available in policies issued before May 1, 2014 Investment Advisor: Goldman Sachs Asset Management, L.P.	0.96%*	11.76%	4.78%	4.16%
Allocation	Invesco - Invesco V.I. Balanced-Risk Allocation Fund: Series I Shares Investment Advisor: Invesco Advisers, Inc.	0.81%*	3.88%	2.75%	3.83%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Equity	Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I This Sub-Account is only available in policies issued before April 30, 2020 Investment Advisor: Invesco Advisers, Inc.	0.85%	24.23%	10.21%	11.57%
Equity	Invesco - Invesco V.I. Global Fund: Series I This Sub-Account is only available in policies issued before May 1, 2023 Investment Advisor: Invesco Advisers, Inc.	0.81%	16.07%	9.48%	9.85%
Equity	Invesco - Invesco V.I. Main Street Mid Cap Fund: Series I Shares This Sub-Account is only available in policies issued before May 1, 2013 Investment Advisor: Invesco Advisers, Inc.	0.94%	17.07%	9.12%	7.95%
Equity	Invesco - Invesco V.I. Main Street Small Cap Fund: Series I Investment Advisor: Invesco Advisers, Inc.	0.86%	12.68%	10.49%	9.00%
Equity	Invesco Oppenheimer V.I. International Growth Fund: Series I This Sub-Account is only available in policies issued before May 1, 2023 Investment Advisor: Invesco Advisers, Inc.	1.00%*	-1.67%	3.04%	4.41%
Allocation	Ivy Variable Insurance Portfolios - Macquarie VIP Asset Strategy Series: Service Class This Sub-Account is only available in policies issued before May 1, 2017 Investment Advisor: Delaware Management Company, a series of Macquarie Investment Management Business Trust Sub-Advisor: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	0.85%*	12.44%	6.56%	5.27%
Fixed Income	Ivy Variable Insurance Portfolios - Macquarie VIP High Income Series: Service Class This Sub-Account is only available in policies issued before May 1, 2017 Investment Advisor: Delaware Management Company, a series of Macquarie Investment Management Business Trust Sub-Advisor: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	0.97%	6.19%	3.51%	4.13%
Equity	Ivy Variable Insurance Portfolios - Macquarie VIP Mid Cap Growth Series: Service Class This Sub-Account is only available in policies issued before May 1, 2014 Investment Advisor: Delaware Management Company, a series of Macquarie Investment Management Business Trust Sub-Advisor: Macquarie Investment Management Global Limited	1.10%*	2.20%	7.96%	9.88%
Equity	Janus Aspen Series - Janus Henderson Enterprise Portfolio: Institutional Shares Investment Advisor: Janus Henderson Investors US LLC	0.72%	15.61%	9.88%	12.40%
Equity	Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares This Sub-Account is only available in policies issued before May 1, 2013 Investment Advisor: Janus Henderson Investors US LLC	0.83%	28.14%	15.12%	15.36%
Equity	Janus Aspen Series - Janus Henderson Global Research Portfolio: Service Shares Investment Advisor: Janus Henderson Investors US LLC	0.97%	23.27%	12.07%	10.27%
Equity	Janus Aspen Series - Janus Henderson Global Sustainable Equity Portfolio: Institutional Shares Investment Advisor: Janus Henderson Investors US LLC	0.74%*	11.06%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Equity	Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares Investment Advisor: Janus Henderson Investors US LLC	0.97%	31.76%	17.80%	19.06%
Equity	Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares Investment Advisor: Janus Henderson Investors US LLC	1.13%	5.58%	6.95%	5.29%
Fixed Income	Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class This Sub-Account is no longer available to receive transfers or new premium payments effective April 26, 2024 Investment Advisor: Lincoln Financial Investments Corporation Sub-Advisor: American Century Investment Management, Inc.	0.71%*	1.54%	1.22%	1.73%
Fixed Income	Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Standard Class II This Sub-Account is only available in policies issued before April 26, 2024 Investment Advisor: Lincoln Financial Investments Corporation Sub-Advisor: American Century Investment Management, Inc.	0.46%*	1.82%	1.47%	1.98%
Equity	Lincoln Variable Insurance Products Trust - LVIP American Century Mid Cap Value Fund: Standard Class II This Sub-Account is only available in policies issued before April 26, 2024 Investment Advisor: Lincoln Financial Investments Corporation Sub-Advisor: American Century Investment Management, Inc.	0.86%*	8.73%	7.29%	8.03%
Fixed Income	Lord Abbett Series Fund, Inc. - Total Return Portfolio: Class VC Investment Advisor: Lord, Abbett & Co. LLC	0.71%	2.66%	0.11%	1.50%
Equity	MFS® Variable Insurance Trust - MFS Mid Cap Growth Series: Service Class Investment Advisor: Massachusetts Financial Services Company	1.05%*	14.44%	8.85%	11.43%
Equity	MFS® Variable Insurance Trust - MFS New Discovery Series: Initial Class Investment Advisor: Massachusetts Financial Services Company	0.87%*	6.72%	4.96%	9.19%
Equity	MFS® Variable Insurance Trust - MFS Value Series: Initial Class Investment Advisor: Massachusetts Financial Services Company	0.69%*	11.61%	8.03%	8.63%
Equity	MFS® Variable Insurance Trust II - MFS International Growth Portfolio: Initial Class Investment Advisor: Massachusetts Financial Services Company	0.88%*	9.00%	6.12%	7.83%
Equity	MFS® Variable Insurance Trust II - MFS International Intrinsic Value Portfolio: Initial Class Investment Advisor: Massachusetts Financial Services Company	0.89%*	7.25%	5.15%	7.53%
Equity	MFS® Variable Insurance Trust II - MFS International Intrinsic Value Portfolio: Service Class This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012 Investment Advisor: Massachusetts Financial Services Company	1.14%*	6.97%	4.88%	7.26%
Fixed Income	MFS® Variable Insurance Trust III - MFS Limited Maturity Portfolio: Service Class Investment Advisor: Massachusetts Financial Services Company	0.73%*	5.02%	2.03%	1.92%
Equity	MFS® Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Initial Class Investment Advisor: Massachusetts Financial Services Company	0.79%*	13.75%	9.74%	9.05%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I This Sub-Account is only available in policies issued before May 1, 2023 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Allspring Global Investments, LLC	0.83%*	18.50%	6.45%	9.02%
Allocation	Nationwide Variable Insurance Trust - NVIT American Funds Asset Allocation Fund: Class II Investment Advisor: Capital Research and Management Company, Nationwide Fund Advisors	0.92%*	16.00%	7.91%	7.91%
Fixed Income	Nationwide Variable Insurance Trust - NVIT American Funds Bond Fund: Class II This Sub-Account is only available in policies issued before May 1, 2013 Investment Advisor: Capital Research and Management Company, Nationwide Fund Advisors	0.86%*	0.82%	-0.08%	1.28%
Equity	Nationwide Variable Insurance Trust - NVIT American Funds Global Growth Fund: Class II Investment Advisor: Capital Research and Management Company, Nationwide Fund Advisors	1.05%*	13.23%	9.33%	10.30%
Equity	Nationwide Variable Insurance Trust - NVIT American Funds Growth Fund: Class II This Sub-Account is only available in policies issued before May 1, 2014 Investment Advisor: Capital Research and Management Company, Nationwide Fund Advisors	0.98%*	31.15%	18.38%	16.13%
Equity	Nationwide Variable Insurance Trust - NVIT American Funds Growth-Income Fund: Class II This Sub-Account is only available in policies issued before May 1, 2013 Investment Advisor: Capital Research and Management Company, Nationwide Fund Advisors	0.91%*	23.76%	12.59%	11.78%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Amundi Asset Management, US	0.81%	10.34%	5.12%	4.38%
Equity	Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: AQR Capital Management, LLC	0.78%	13.66%	8.67%	10.26%
Equity	Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.80%*	9.86%	8.04%	8.52%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint® Aggressive Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Aggressive Fund: Class I) Investment Advisor: Nationwide Fund Advisors	0.98%*	15.44%	9.69%	8.45%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint® Balanced Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class I) Investment Advisor: Nationwide Fund Advisors	0.84%*	9.34%	5.48%	5.33%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint® Capital Appreciation Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Capital Appreciation Fund: Class I) Investment Advisor: Nationwide Fund Advisors	0.89%*	12.57%	7.58%	6.97%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint® Conservative Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class I) Investment Advisor: Nationwide Fund Advisors	0.76%*	5.18%	2.56%	3.10%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint® Managed Growth & Income Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth & Income Fund: Class I) Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	0.80%*	8.90%	4.24%	4.32%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint® Managed Growth Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth Fund: Class I) Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	0.80%*	11.32%	5.78%	5.51%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint® Moderate Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderate Fund: Class I) Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	0.87%*	11.17%	6.69%	6.25%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint® Moderately Aggressive Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Aggressive Fund: Class I) Investment Advisor: Nationwide Fund Advisors	0.92%*	13.72%	8.65%	7.73%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint® Moderately Conservative Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class I) Investment Advisor: Nationwide Fund Advisors	0.81%*	7.79%	4.57%	4.65%
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Newton Investment Management Limited	0.62%*	22.80%	12.91%	13.21%
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I This Sub-Account is no longer available to receive transfers or new premium payments effective September 11, 2020 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Newton Investment Management Limited	0.76%*	15.32%	11.12%	9.34%
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Newton Investment Management Limited	0.63%*	15.49%	11.25%	9.40%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Bond Index Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.38%	1.08%	-0.68%	0.98%
Equity	Nationwide Variable Insurance Trust - NVIT Calvert Equity Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Atlanta Capital Management Company, LLC	0.86%*	8.47%	7.70%	8.36%
Fixed Income	Nationwide Variable Insurance Trust - NVIT DoubleLine Total Return Tactical Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: DoubleLine Capital LP	1.00%*	3.18%	-0.46%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM® Emerging Markets Fund: Class I This Sub-Account is only available in policies issued before May 1, 2024 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: FIAM LLC	1.18%*	6.28%	-2.63%	1.30%
Equity	Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM® Worldwide Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: FIAM LLC	0.81%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	0.69%*	1.03%	-0.80%	0.47%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Federated Investment Management Company	0.47%	4.88%	2.21%	1.46%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class V Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Federated Investment Management Company	0.42%	4.94%	2.24%	1.49%
Equity	Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Lazard Asset Management LLC	0.98%*	11.31%	7.19%	6.03%
Equity	Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class II This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2011 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Lazard Asset Management LLC	1.23%*	11.01%	6.92%	5.77%
Equity	Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.45%	3.11%	4.37%	4.96%
Equity	Nationwide Variable Insurance Trust - NVIT International Index Fund: Class II This Sub-Account is only available in policies issued before April 26, 2014 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: BlackRock Investment Management, LLC	0.68%	2.89%	4.13%	4.72%
Equity	Nationwide Variable Insurance Trust - NVIT Invesco Small Cap Growth Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Invesco Advisers, Inc.	1.08%	21.21%	9.03%	10.13%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012 Investment Advisor: Nationwide Fund Advisors	0.92%	12.63%	7.28%	7.48%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class P Investment Advisor: Nationwide Fund Advisors	0.77%	12.81%	7.45%	7.64%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012 Investment Advisor: Nationwide Fund Advisors	0.88%	7.79%	4.17%	4.73%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class P Investment Advisor: Nationwide Fund Advisors	0.73%	7.95%	4.31%	4.88%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012 Investment Advisor: Nationwide Fund Advisors	0.89%	10.47%	5.82%	6.24%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class P Investment Advisor: Nationwide Fund Advisors	0.74%	10.67%	5.98%	6.40%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012 Investment Advisor: Nationwide Fund Advisors	0.87%	3.82%	1.55%	2.52%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class P Investment Advisor: Nationwide Fund Advisors	0.72%	4.04%	1.71%	2.68%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth & Income Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	0.61%*	7.83%	3.34%	4.02%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	0.62%*	9.43%	4.75%	5.21%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012 Investment Advisor: Nationwide Fund Advisors	0.88%	9.02%	4.90%	5.46%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class P Investment Advisor: Nationwide Fund Advisors	0.73%	9.18%	5.06%	5.62%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012 Investment Advisor: Nationwide Fund Advisors	0.91%	11.21%	6.47%	6.81%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class P Investment Advisor: Nationwide Fund Advisors	0.76%	11.43%	6.64%	6.97%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012 Investment Advisor: Nationwide Fund Advisors	0.87%	6.09%	3.20%	3.97%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class P Investment Advisor: Nationwide Fund Advisors	0.72%	6.34%	3.36%	4.13%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Fixed Income	Nationwide Variable Insurance Trust - NVIT iShares® Fixed Income ETF Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.72%*	0.81%	-0.81%
Equity	Nationwide Variable Insurance Trust - NVIT iShares® Global Equity ETF Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.73%*	15.57%	10.43%
Fixed Income	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Inflation Managed Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: J.P. Morgan Investment Management Inc.	0.50%
Equity	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Large Cap Growth Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: J.P. Morgan Investment Management Inc.	0.69%*	32.56%
Equity	Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class I This Sub-Account is only available in policies issued before May 1, 2013 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Jacobs Levy Equity Management, Inc.	0.77%*	21.48%	12.31%	11.82%
Equity	Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Jacobs Levy Equity Management, Inc.	0.70%*	26.06%	22.23%	16.86%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Loomis Core Bond Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Loomis, Sayles & Company, L.P.	0.59%	1.37%	-0.74%	1.33%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Loomis, Sayles & Company, L.P.	0.55%	5.35%	1.65%	1.81%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class II This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Loomis, Sayles & Company, L.P.	0.80%	5.06%	1.38%	1.55%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Loomis Short Term High Yield Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I) Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Loomis, Sayles & Company, L.P.	0.87%*	6.28%	3.33%	4.52%
Equity	Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.40%	13.49%	9.90%	9.25%
Equity	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Jacobs Levy Equity Management, Inc. and WCM Investment Management, LLC	1.06%*	6.52%	8.63%	6.79%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Jacobs Levy Equity Management, Inc. and Invesco Advisers, Inc.	1.04%*	13.08%	10.94%	9.73%
Equity	Nationwide Variable Insurance Trust - NVIT NASDAQ-100 Index Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.47%*
Equity	Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: NS Partners Ltd	0.98%*	-1.35%	1.14%	3.73%
Equity	Nationwide Variable Insurance Trust - NVIT Putnam International Value Fund: Class I This Sub-Account is no longer available to receive transfers or new premium payments effective October 16, 2020 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Putnam Investment Management, LLC	0.99%	4.25%	5.63%	4.05%
Equity	Nationwide Variable Insurance Trust - NVIT Putnam International Value Fund: Class X Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Putnam Investment Management, LLC	0.85%	4.44%	5.75%	4.11%
Equity	Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Wellington Management Company LLP	0.92%*	10.72%	4.40%	5.36%
Equity	Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.24%*	24.76%	14.26%	12.83%
Equity	Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.58%*	10.86%	6.86%	7.32%
Equity	Nationwide Variable Insurance Trust - NVIT Victory Mid Cap Value Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Victory Capital Management Inc.	0.87%*	8.54%	7.17%	7.10%
Equity	Nationwide Variable Insurance Trust - NVIT Victory Mid Cap Value Fund: Class II This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Victory Capital Management Inc.	0.96%*	8.49%	7.06%	7.00%
Fixed Income	Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: Class I Shares This Sub-Account is only available in policies issued before May 1, 2012 Investment Advisor: Neuberger Berman Investment Advisers LLC	0.92%	6.10%	2.11%	1.75%
Allocation	Northern Lights Variable Trust - TOPS® Managed Risk Balanced ETF Portfolio: Class 3 This Sub-Account is only available in policies issued before May 1, 2018 Investment Advisor: ValMark Advisers, Inc. Sub-Advisor: Milliman Financial Risk Management, LLC	0.86%	5.96%	3.12%	3.44%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Allocation	Northern Lights Variable Trust - TOPS® Managed Risk Growth ETF Portfolio: Class 3 This Sub-Account is only available in policies issued before May 1, 2018 Investment Advisor: ValMark Advisers, Inc. Sub-Advisor: Milliman Financial Risk Management, LLC	0.85%	7.63%	4.02%	3.86%
Allocation	Northern Lights Variable Trust - TOPS® Managed Risk Moderate Growth ETF Portfolio: Class 3 This Sub-Account is only available in policies issued before May 1, 2018 Investment Advisor: ValMark Advisers, Inc. Sub-Advisor: Milliman Financial Risk Management, LLC	0.85%	7.58%	3.80%	3.90%
Allocation	PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class Investment Advisor: PIMCO Investment Sub-Advisor: Research Affiliates, LLC	2.27%*	3.74%	4.42%	4.37%
Commodities	PIMCO Variable Insurance Trust - CommodityRealReturn® Strategy Portfolio: Administrative Class Investment Advisor: PIMCO	2.28%*	4.16%	7.10%	1.65%
Fixed Income	PIMCO Variable Insurance Trust - International Bond Portfolio (Unhedged): Administrative Class This Sub-Account is only available in policies issued before May 1, 2024 Investment Advisor: PIMCO	0.98%	-3.40%	-3.16%	-0.74%
Fixed Income	PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class This Sub-Account is only available in policies issued before May 1, 2024 Investment Advisor: PIMCO	0.67%	4.50%	1.08%	1.28%
Fixed Income	PIMCO Variable Insurance Trust - Short-Term Portfolio: Administrative Class Investment Advisor: PIMCO	0.62%	6.05%	2.76%	2.40%
Equity	Putnam Variable Trust - Putnam VT Sustainable Leaders Fund: Class IB Investment Advisor: Putnam Investment Management, LLC Investment Sub-Advisor: Franklin Advisers, Inc., Franklin Templeton Investment Management Limited	0.88%	23.02%	13.72%	13.50%
Alternative	Rydex Variable Trust - Multi-Hedge Strategies Fund This Sub-Account is only available in policies issued before May 1, 2019 Investment Advisor: Guggenheim Investments	1.82%*	-3.66%	2.43%	1.68%
Equity	T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio Investment Advisor: T. Rowe Price Associates, Inc.	0.85%	1.66%	6.08%	8.47%
Equity	T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2012 Investment Advisor: T. Rowe Price Associates, Inc.	1.10%	1.42%	5.81%	8.20%
Equity	T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth Portfolio: II Investment Advisor: T. Rowe Price Associates, Inc. Investment Sub-Advisor: T. Rowe Price Investment Management, Inc.	1.08%	9.04%	7.35%	9.85%
Equity	VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class Investment Advisor: Van Eck Associates Corporation	1.06%	-2.83%	7.54%	0.82%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Equity	Virtus Variable Insurance Trust - Virtus Duff & Phelps Real Estate Securities Series: Class I Investment Advisor: Virtus Investment Advisers, Inc. Investment Sub-Advisor: Duff & Phelps Investment Management Co., an affiliate of VIA.	0.85%*	11.15%	5.85%	6.38%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
Extended Death Benefit Guarantee Rider Investment Options
Nationwide limits the investment options available for allocation of Premium and transfers of Cash Value when the Extended Death Benefit Guarantee Rider is elected. Nationwide selected the available Sub-Accounts on the basis of risk factors associated with the underlying mutual fund’s investment objective and Sub-Accounts were excluded from availability with this Rider on the basis of similar risk considerations. The permitted investment options are more conservative than those that are not permitted. By electing this Rider and accepting the limited menu of investment options, policy owners may be foregoing investment gains that could otherwise be realized by investing in riskier investment options that are not available under this Rider.
Some of the Sub-Accounts invest in underlying mutual funds that are funds of funds and/or funds that are designed to help reduce a policy owner’s exposure to equity investments when equity markets are more volatile. Additionally, some of the underlying mutual funds may not be available to a particular policy owner due to the date the policy was issued. Listed below are those investment options that are currently available with the Extended Death Benefit Guarantee Rider.
Only the investment options shown below are available for election while the Extended Death Benefit Guarantee Rider is In Force:
•
Deutsche DWS Variable Series II - DWS Global Income Builder VIP: Class A
•
Invesco - Invesco V.I. Balanced-Risk Allocation Fund: Series I Shares
•
Nationwide Variable Insurance Trust - NVIT American Funds Asset Allocation Fund: Class II
•
Nationwide Variable Insurance Trust - NVIT Blueprint® Aggressive Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Aggressive Fund: Class I)
•
Nationwide Variable Insurance Trust - NVIT Blueprint® Balanced Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class I)
•
Nationwide Variable Insurance Trust - NVIT Blueprint® Capital Appreciation Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Capital Appreciation Fund: Class I)
•
Nationwide Variable Insurance Trust - NVIT Blueprint® Conservative Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class I)
•
Nationwide Variable Insurance Trust - NVIT Blueprint® Managed Growth & Income Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth & Income Fund: Class I)
•
Nationwide Variable Insurance Trust - NVIT Blueprint® Managed Growth Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth Fund: Class I)
•
Nationwide Variable Insurance Trust - NVIT Blueprint® Moderate Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderate Fund: Class I)
•
Nationwide Variable Insurance Trust - NVIT Blueprint® Moderately Aggressive Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Aggressive Fund: Class I)
•
Nationwide Variable Insurance Trust - NVIT Blueprint® Moderately Conservative Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class I)
•
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class P
•
Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class P
•
Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class P

•
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class P
•
Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth & Income Fund: Class I
•
Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth Fund: Class I
•
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class P
•
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class P
•
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class P
•
Northern Lights Variable Trust - TOPS® Managed Risk Balanced ETF Portfolio: Class 3
•
Northern Lights Variable Trust - TOPS® Managed Risk Growth ETF Portfolio: Class 3
•
Northern Lights Variable Trust - TOPS® Managed Risk Moderate Growth ETF Portfolio: Class 3

Appendix B: State Variations
Due to state law variations, the terms, benefits, programs and Riders described in this prospectus may vary or may not be available depending on the state in which the policy is issued. Possible state law variations include, but are not limited to, Rider terms and charges, availability of certain investment options, duration of the right to cancel, policy exchange rights, policy Lapse and/or reinstatement requirements, and surrender charge, suicide, and incontestability periods. This prospectus describes all the material features of the policy. State variations are subject to change without notice at any time. To review a copy of the policy and any Riders or endorsements for the state in which the policy will be issued, contact the Service Center.
State	State Law Variations
Arizona
● The policy provides the Surviving Insured with an option to exchange the policy for an individual life insurance policy if the first Insured to die dies by suicide. This option must be elected within sixty days of their death.

California
● In addition to the right to elect to irrevocably transfer 100% of the policy's Cash Value to the Fixed Account within the first twenty-four months from the Policy Date provided under "Right of Conversion," you may also elect to irrevocably transfer 100% of the policy's Cash Value to the Fixed Account within the later of sixty days from the date of a change in the investment policy of a Sub-Account or sixty days from when we notify you of your option to make such transfer.
● Right to Cancel – 30 day right to examine and cancel. Refund of the Cash Value in full, without any deductions for any applicable policy fees. Net Premium will be placed in the
Fixed Account or a money-market Sub-Account unless directed otherwise. If invested in the Variable Account, refund will be the policy’s Cash Value, plus any policy fees paid.

Colorado
● In addition to the right to elect to irrevocably transfer 100% of the policy's Cash Value to the Fixed Account within the first twenty-four months from the Policy Date provided under "Right of Conversion," the Policy owner may also elect to irrevocably transfer
100% of the policy's Cash Value to the Fixed Account within the later of sixty days from the date of a change in the investment policy of a Sub-Account or sixty days from when we notify you of your option to make such transfer.
● The Suicide provision in the policy and in any rider is limited to one year from the Policy
Date, reinstatement date, effective date of a Specified Amount increase, or Rider effective date.

Connecticut	● The right to exchange the policy for a different policy provided under "Exchanging the Policy," is limited to within eighteen months from the Policy Date.
Massachusetts
● In addition to the right to elect to irrevocably transfer 100% of the policy's Cash Value to the Fixed Account within the first twenty-four months from the Policy Date provided under "Right of Conversion," you may also elect to irrevocably transfer 100% of the policy's Cash Value to the Fixed Account within the later of sixty days from the date of a change in the investment policy of a Sub-Account or sixty days from when we notify you of your option to make such transfer.

Missouri
● The Suicide provision in the policy and in any rider is one year from the Policy Date, reinstatement date, effective date of a Specified Amount increase, or Rider effective date.
● The reinstatement period is five years.

Montana
● Policy and Rider charges are required to be on a unisex basis. This is accomplished by treating all Insured's as male for purposes of charges that otherwise would vary by sex.
Therefore, none of the charges described in the prospectus as varying by sex, or by characteristics of the Insured, will vary by sex for policies issued in Montana.

New Hampshire	● Extends spousal rights to a party to a civil union.
New Jersey	● Extends spousal rights to a party to a civil union.
North Dakota	● The Suicide provision in policy and Rider forms is one year.

State	State Law Variations
Oregon
● In addition to the right to elect to irrevocably transfer 100% of the policy's Cash Value to the fixed account within the first twenty-four months from the Policy Date provided under
"Right of Conversion," you may also elect to irrevocably transfer 100% of the policy's
Cash Value to the fixed account within the later of sixty days from the date of a change in the investment policy of a Sub-Account or sixty days from when we notify you of your option to make such transfer.
● In addition to the right to exchange the policy for a different policy provided under
"Exchanging the Policy," is limited to within eighteen months from the Policy Date.
● The policy also provides a right to use your Cash Surrender Value as a single premium payment to purchase a paid-up insurance policy on the life of the Insureds.
● The Incontestability provision in the policy and any rider is based upon the Surviving
Insured's lifetime, not both Insureds' lifetimes.

Pennsylvania	● Adjusted Sales Load Life Insurance Rider is not available.
Texas	● There is no "Risk Charge" component used in determining the charge for the Accelerated Death Benefit Rider.

Outside back cover page
The Statement of Additional Information contains additional information about the Variable Account. To obtain a free copy of the Statement of Additional Information, request other information about the policy, request personalized illustrations of Death Benefits, Cash Surrender Values, and Cash Values, or to make any other service requests, contact Nationwide at 1-800-848-6331 or by one of the other methods described in Contacting the Service Center.
The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is also available at https://nationwide.onlineprospectus.net/NW/C000073670NW/index.php?ctype=product_sai. This prospectus is available at https://nationwide.onlineprospectus.net/NW/C000073670NW/index.php?ctype=product_prospectus.
Reports and other information about the Variable Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC Contract Identifier: C000073670

Nationwide YourLife® Survivorship VUL
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2025
Last Survivor Flexible Premium Adjustable Variable Universal Life Insurance Policies
Nationwide VL Separate Account-G
(Registrant)
Nationwide Life and Annuity Insurance Company
(Depositor)
Service Center
P.O. Box 182835
Columbus, OH 43218-2835
1-800-848-6331
TDD: 1-800-238-3035
Facsimile: 1-888-677-7393
This Statement of Additional Information ("SAI") contains additional information regarding Last Survivor Flexible Premium Adjustable Variable Universal Life Insurance Policies offered by Nationwide Life and Annuity Insurance Company ("Nationwide"). This SAI is not a prospectus and should be read together with the policy prospectus dated May 1, 2025 and the prospectuses for the mutual funds. The prospectus is incorporated by reference in this SAI. Copies may be obtained FREE OF CHARGE by writing or calling the Service Center. Capitalized terms in this SAI correspond to terms defined in the prospectus.

General Information and History
Nationwide VL Separate Account-G (the "Variable Account") is a separate investment account of Nationwide Life and Annuity Insurance Company ("Nationwide"). Nationwide is a stock life insurance company organized under under the laws of the State of Ohio in March 1981 with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide provides life insurance, annuities and retirement products. Nationwide is admitted to do business in all states, except New York. Nationwide is a member of the Nationwide group of companies and all of its common stock is owned by Nationwide Financial Services, Inc. ("NFS"), a holding company. Nationwide Corporation owns all of NFS's common stock and is a holding company, as well. All of Nationwide Corporation's common stock is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), the ultimate controlling persons of the Nationwide group of companies.
Nationwide VL Separate Account-G
Nationwide VL Separate Account-G is a separate account that invests in mutual funds offered and sold to insurance companies and certain retirement plans. Nationwide established the Variable Account on August 3, 2004 pursuant to Ohio law. Although the Variable Account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940, the SEC does not supervise the management of Nationwide or the management of the Variable Account. Nationwide serves as the custodian of the assets of the Variable Account.
Nationwide Investment Services Corporation (NISC)
The policies are distributed by NISC, located at One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned subsidiary of Nationwide. For policies issued in Michigan, all references to NISC will mean Nationwide Investment Svcs. Corporation.
The policies will be sold on a continuous basis by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the Financial Industry Regulatory Authority (FINRA).
Gross first year commissions plus any expense allowance payments paid by Nationwide on the sale of these policies provided by NISC will not exceed the 150% of Premiums paid up to the Commissionable Target Premium during the first two policy years from the Policy Date or a date of an increase of the Base Policy Specified Amount, plus 20% of any Premium paid in excess of the Commissionable Target Premium during the first two policy years from the Policy Date or a date of an increase of the Base Policy Specified Amount and 10% of all Premium paid after the first two policy years from the Policy Date or a date of an increase of the Base Policy Specified Amount. Commission may also be paid as an asset-based amount instead of a premium-based amount. If an asset-based commission is paid, it will not exceed 0.70% of the non-loaned Cash Value per year.
No underwriting commissions were paid to NISC for each of this Variable Account’s last three fiscal years.
Services
Nationwide or its affiliates provide services and incur expenses in promoting, marketing, or administrative services to the underlying funds. Nationwide or its affiliates have entered into agreements with the investment advisor and/or distributor for the underlying funds relating to the services Nationwide or its affiliates provide. For these services, some funds agree to pay mutual fund service fee payments based on the average aggregate net assets of the Variable Account (and other separate accounts of Nationwide or life insurance company subsidiaries of Nationwide) invested in the particular underlying fund.
These anticipated mutual fund service fee payments were taken into consideration when determining the expenses necessary to support the policies. Without these mutual fund service fee payments, policy charges would be higher. Generally, Nationwide expects to receive somewhere between 0.10% to 0.55% (an annualized rate of the daily net assets of the Variable Account) from the funds offered in the policies. What is actually received depends upon many factors, including but not limited to the type of fund (i.e., money market funds generally pay less mutual fund service fee payments than other fund types) and the types of services for which an underlying fund, or its distributor or advisor, pays mutual fund service fee payments.
2

Distribution, Promotional, and Sales Expenses
In addition to or partially in lieu of commission, Nationwide may pay the selling firms a marketing allowance, which is based on the firm's ability and demonstrated willingness to promote and market Nationwide's products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide's products. Nationwide makes certain assumptions about the amount of marketing allowance it will pay and takes these assumptions into consideration when it determines the charges that will be assessed under the policies. Nationwide assumed 3.00% of the Commissionable Target Premium for marketing allowance when determining the charges for the policies. The actual amount of the marketing allowance may be higher or lower than this assumption. If the actual amount of marketing allowance paid is more than what was assumed, Nationwide will fund the difference. If the actual amount of marketing allowance paid is less than what was assumed, Nationwide may use the excess to pay other sales expenses, non-sales expenses, and/or profit. For more information about marketing allowance or how a particular selling firm uses marketing allowances, consult with your registered representative.
Commissionable Target Premium (CTP) is an amount used in the calculation of the Premium Load and total compensation Nationwide pays. CTP is actuarially derived based on the Base Policy Specified Amount, the Insured’s characteristics and the death benefit option of the policy.
When Nationwide is made aware that a Qualified Plan has been orphaned, commission payments payable with respect to that Qualified Plan will cease and commission payments that would have been due will not be sent to the Qualified Plan. An orphaned Qualified Plan is a plan without an agent or firm of record.
Financial Statements
The December 31, 2024 financial statements of the Variable Account and the December 31, 2024 financial statements of the Company are incorporated into this SAI by reference to the Variable Account’s most recent Form N-VPFS ("Form N-VPFS") filed with the SEC.
Independent Registered Public Accounting Firm
The financial statements of Nationwide VL Separate Account-G and the statutory financial statements and financial statement schedules of Nationwide Life and Annuity Insurance Company have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
The KPMG LLP report dated April 8, 2025 of Nationwide Life and Annuity Insurance Company includes explanatory language that states that the financial statements are prepared by Nationwide Life and Annuity Insurance Company using statutory accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance.
Underwriting Procedure
Nationwide underwrites the policies issued through Nationwide VL Separate Account-G. The policy's cost of insurance depends upon the Insureds' Attained Ages, sexes, Issue Ages, rates classes, rate types, any Substandard Ratings, the Total Specified Amount, the Base Policy Specified Amount, the death benefit option and the duration of time the policy has been In Force. The rates will vary depending upon tobacco use and other risk factors. Monthly cost of insurance rates will not exceed those guaranteed in the policy. Guaranteed cost of insurance rates are based on the 2001 Commissioners’ Standard Ordinary Mortality Tables, sex and smoker distinct, using the Frasier method for joint lives based on each Insured's Attained Age, sex, rate type, and any Substandard Ratings. The Frasier method is a standard actuarial method for determining a set of cost of insurance rates for two Insureds under joint and last survivor life insurance policies independent of when the first death occurs. As a component of base policy and Rider cost of insurance charges, we may deduct a "flat extra charge," which is an additional factor in determining the constant charge per $1,000 of Specified Amount, for certain activities or medical conditions of the Insured. Nationwide applies the same flat extra charge to all Insureds that engage in the same activity or have the same medical condition irrespective of their sex, issue age, underwriting class, or Substandard Rating, if any.
3

Mortality tables are unisex for policies issued in the State of Montana and group or sponsored arrangements (including our employees and their family members).
The rate class of an Insured may affect the cost of insurance rate. Nationwide currently places Insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk. In an otherwise identical policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. Any change in the cost of insurance rates will apply to all Insureds with the same combination of Attained Ages, sexes, rate classes, rate types, any Substandard Ratings, the Total Specified Amount, the Base Policy Specified Amount, the death benefit option and the duration of time the policy has been In Force. The cost of insurance rates, policy charges, and payment options for policies issued in some states or in connection with certain employee benefit arrangements may be issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males. If the rating class for any increase in the Specified Amount of insurance coverage is not the same as the rating class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. The actual charges made during the policy year will be shown in the annual report delivered to policy owners.
Policy Restoration Procedure
Requests to restore a surrendered policy must meet the following requirements:
•
the request must be in writing and signed by the policy owner (if the surrender was a Code Section1035 exchange to a new policy with a different insurer, the signature of an officer of the replacing insurer is also required);
•
the written request must be received at the Service Center within 30 days of the date the policy was surrendered (periods up to 60 days will be permitted based on the right to examine period applicable to replaced life insurance policies in the state where the policy was issued);
•
the surrender Proceeds must be returned in their entirety; and
•
at least one Insured must be alive on the date the restoration request is received.
No proof of insurability or additional underwriting will be required for requests to restore a surrendered policy that meet the above requirements.
A restored policy will be treated as if it had never been surrendered for all purposes, including Investment Experience, accrual of interest, and deduction of charges, resulting in the following:
•
the returned surrender proceeds and any amount taken as a surrender charge will be used to purchase Accumulation Units according to your allocations in affect on, and priced as of, the surrender date;
•
any charges that would otherwise have been assessed during the period of surrender will be assessed as of the date(s) they were due resulting in the cancellation of Accumulation Units priced as of the applicable date(s);
•
interest will be credited on any allocation to a fixed investment option at the rate(s) in effect during the period of surrender;
•
interest charged and credited on any Indebtedness will accrue at the rates in effect for the period of surrender; and
•
any transfer of loan interest charged or credited that would have occurred during the period of surrender will been transferred as of the date(s) such transfers would have otherwise occurred.
Policy restoration is not a contract right of the policy, it is an administrative procedure based on requirements of state insurance law and the terms are subject to change without notice at any time.
4

Maximum Surrender Charge Calculation for Policies Issued on or after January 1, 2014
The maximum Surrender Charge under the policy is calculated as a percentage of the maximum Surrender Charge described in the National Association of Insurance Commissioners Standard Nonforfeiture Law for Life Insurance and is based on the following calculation:
Maximum Surrender Charge = [(A x B + C) – (D - E)] x F x G x H:
Where:
A	=
the lesser of $40 per $1,000 of Base Policy Specified Amount and the amount of Premium that, if paid each year to the Maturity Date, would keep the policy In Force assuming: maximum guaranteed charges apply and investment in the fixed account only at a 4.5% rate of interest. This factor varies with the characteristics of the
Insureds;

B	=	125%;
C	=	$10 per $1,000 of Base Policy Specified Amount;
D	=	the guaranteed maximum policy charges and deductions that can be assessed under the policy during the first policy year assuming investment in the fixed account only;
E	=	the average of the guaranteed maximum policy charges and deductions that can assessed under the policy for policy years 2 through 20 assuming investment in the fixed account only;
F	=
a Surrender Charge percentage that varies by the Insureds' Attained Ages, sexes and underwriting classes on the Policy Date or the effective date of an increase in the Base Policy Specified Amount. These percentages range between 49% and 100%; and

G	=
a Surrender Charge reduction percentage used to determine the applicable Surrender Charge as a percentage of the maximum first year Surrender Charge. This percentage is determined based on the characteristics of the Insureds.

H	=	a Surrender Charge reduction percentage that varies by the duration of the policy. These percentages range between 0% and 95%.
A table of maximum surrender charges applicable to your policy can be found in the Policy Data Pages. For additional information, contact us at the phone number or address listed on page 1 of the Statement of Additional Information.
5

Maximum Surrender Charge Calculation for Policies Issued prior to January 1, 2014
The maximum Surrender Charge under the policy is calculated as a percentage of the maximum Surrender Charge described in the National Association of Insurance Commissioners Standard Nonforfeiture Law for Life Insurance and is based on the following calculation:
Maximum Surrender Charge = [(A x B + C) – (D - E)] x F x G:
Where:
A	=
the lesser of $40 per $1,000 of Base Policy Specified Amount and the amount of Premium that, if paid each year to the Maturity Date, would keep the policy In Force assuming: maximum guaranteed charges apply and investment in the fixed account only at a 5% rate of interest. This factor varies with the characteristics of the
Insureds;

B	=	125%;
C	=	$10 per $1,000 of Base Policy Specified Amount;
D	=	the guaranteed maximum policy charges and deductions that can be assessed under the policy during the first policy year assuming investment in the fixed account only;
E	=	the average of the guaranteed maximum policy charges and deductions that can assessed under the policy for policy years 2 through 20, assuming investment in the fixed account only;
F	=
a Surrender Charge percentage that varies by the Insureds' Attained Ages, sexes and underwriting classes on the Policy Date or the effective date of an increase in the Base Policy Specified Amount. These percentages range between 49% and 100%; and

G	=
a Surrender Charge reduction percentage used to determine the applicable Surrender Charge as a percentage of the maximum first year Surrender Charge. This percentage is determined based on the characteristics of the Insureds.

A table of maximum surrender charges applicable to your policy can be found in the Policy Data Pages. For additional information, contact us at the phone number or address listed on page 1 of the Statement of Additional Information.
Illustrations
Nationwide will provide illustrations of future benefits under the policy before the policy is purchased and upon request thereafter. Nationwide may assess a $25 fee for this service to persons who request more than one policy illustration during a policy year.
Note: The Policy Owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the Policy Owner intends to pay and when. Illustrated Premium and hypothetical rates of return are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant stock market decline, additional Premium may be required to meet a Policy Owner's goals and/or to prevent the policy from Lapsing. Generally, variable universal life insurance is considered a long-term investment. Policy Owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary.
6

PART C. OTHER INFORMATION
Item 30. Exhibits
a)
Resolution of the Depositor’s Board of Directors authorizing the establishment of the Registrant - Filed previously with registration statement (333-121878) on January 6, 2005, as document "item26a.txt," and hereby incorporated by reference.
b)
Not Applicable.
c)
Amended and Restated Distribution Agreement dated November 1, 2022 between Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company, and Nationwide Investment Services Corporation – Filed previously with Post-Effective Amendment No. 29 on November 1, 2022 (333-124048) and hereby incorporated by reference.
d)
Contract - Filed previously with registration statement (333-155153) on February 18, 2009, as document "policyform.htm," and hereby incorporated by reference.
e)
Applications - Filed previously with registration statement (333-155153) on February 18, 2009, as document "application.htm," and hereby incorporated by reference.
f)
Depositor’s Certificate of Incorporation and By-Laws -
1)
Amended Articles of Incorporation for Nationwide Life and Annuity Insurance Company. Filed previously with initial registration statement (333-164123) on January 4, 2010 as document "exhibitf1.htm" and hereby incorporated by reference.
2)
Amended and Restated Code of Regulations of Nationwide Life and Annuity Insurance Company. Filed previously with initial registration statement (333-164123) on January 4, 2010 as document "exhibitf2.htm" and hereby incorporated by reference.
3)
Articles of Merger of Nationwide Life and Annuity Company of America with and into Nationwide Life and Annuity Insurance Company, effective December 31, 2009. Filed previously with initial registration statement (333-164123) on January 4, 2010 as document "exhibitf3.htm" and hereby incorporated by reference.
g)
Reinsurance Agreements -
1)
Automatic/Facultative YRT Reinsurance Agreement with RGA Reinsurance Company dated October 1, 2006, previously filed on April 12, 2011 with registration statement (333-149295), as Exhibit (g)(1) and hereby incorporated by reference.
2)
Automatic YRT Reinsurance Agreement with SCOR Global Life U.S. Re Insurance Company of Texas, dated April 1, 2008, previously filed on April 13, 2011 with registration statement (333-156020), as Exhibit (g)(3) and hereby incorporated by reference.
h)
Form of Participation Agreements –
Unless indicated as attached hereto, the following fund participation agreements were previously filed and are hereby incorporated by reference.
1)
Fund Participation Agreement with AIM Variable Insurance Funds, AIM Advisors, Inc., and AIM Distributors dated January 6, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document aimfpa99h1.htm
2)
Fund Participation Agreement (Amended and Restated) with Alliance Capital Management L.P. and Alliance-Bernstein Investment Research and Management, Inc. dated June 1, 2003 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document alliancebernsteinfpa.htm
3)
Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc., as amended, dated September 15, 2004 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document amcentfpa99h2.htm
4)
Fund Participation Agreement with American Funds Insurance Series and Capital Research and Management Company. dated July 20, 2005 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document americanfundsfpa.htm

5)
Fund Participation Agreement with BlackRock (formerly FAM Distributors, Inc. and FAM Variable Series Funds, Inc.), as amended, dated April 13, 2004 with the registration statement under 333-137202, pre- effective amendment number 3 filed on September 27, 2007 as document blackrockfpa.htm
6)
Fund Participation Agreement with Delaware Management Company and Delaware Distributors, L.P., as amended, dated February 5, 2008 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document delawarefpa.htm
7)
Fund Participation Agreement with DFA Investment Dimensions Group Inc.; Dimensional Fund Advisors LP; and DFA Securities LLC. dated February 8, 2012 with the registration statement under 333-149213, post- effective amendment number 7 filed on April 11, 2012 as document dfafpa.htm
8)
Restated and Amended Fund Participation Agreement with The Dreyfus Corporation, as amended, dated January 27, 2000 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document dreyfusfpa99h3.htm
9)
Fund Participation Agreement with DWS Variable Series I and DWS Variable Series II (formerly Scudder Variable Series I, Scudder Variable Series II), Deutsche Investment Management Americas, Inc. and DWS Investments Distributors, Inc. (formerly DWS Scudder Distributors, Inc.) dated July 1, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document dwsfpa.htm
10)
Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp., as amended, dated April 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fedfpa99h4.htm
11)
Participation Agreement among (Fidelity) Variable Insurance Products Funds, Fidelity Distributors Company LLC, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company, and Jefferson National Life Insurance Company of New York dated October 11, 2023 with the registration statement under 333-177439, post-effective amendment number 42 filed on April 25, 2024 as document d777109dex99h14.htm
12)
This field is intentionally blank.
13)
This field is intentionally blank.
14)
Amended and Restated Fund Participation Agreement with Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc., as amended, dated May 1, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document frankfpa99h8.htm
15)
Fund Participation Agreement with Goldman Sachs Variable Insurance Trust, and Goldman Sachs & Co. dated December 22, 1998 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document goldmansachsfpa.htm
16)
Fund Participation Agreement, Service and Institutional Shares, with Janus Aspen Series dated December 31, 1999 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document janusfpa99h9a.htm
17)
Fund Participation Agreement with Legg Mason Investor Services, LLC (formerly, Salomon Brothers Variable Series Funds Inc., Salomon Brothers Asset Management Inc.), as amended, dated September, 1999 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document leggmasonfpa.htm
18)
Fund Participation Agreement with Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC, as amended, dated December 31, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document lordabbettfpa.htm
19)
Fund Participation Agreement with M Fund, Inc. and M Financial Investment Advisers, Inc. dated May 1, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document mfundfpa99h10.htm

20)
Participation Agreement Among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Nationwide Financial Services, Inc., and MFS Fund Distributors, Inc., dated May 2, 2011 with the registration statement under 333-227783, post-effective amendment number 3 filed on September 9, 2019 as document d737458dex9924b24.htm
21)
Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document nwfpa99h12b.htm
22)
Fund Participation Agreement with Neuberger Berman Management Inc. dated January 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document neuberfpa99h13.htm
23)
Fund Participation Agreement with New Age Alpha Advisors, LLC. dated October 28, 2024 with the registration statement under 333-253123, post-effective amendment number 4 filed on October 3, 2024 as document d895101dex99h23.html. Portions of this exhibit have been redacted.
24)
Fund Participation Agreement with Northern Lights Variable Trust and Northern Lights Distributors, LLC. dated February 8, 2012 with the registration statement under 333-62692, post-effective amendment number 28 filed on June 11, 2012 as document northernlightsfpa.htm
25)
Fund Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. dated April 13, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document oppenfpa99h14.htm
26)
Fund Participation Agreement with PIMCO Variable Insurance Trust and PIMCO Funds Distributors, LLC, as amended, dated March 28, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document pimcofpa.htm
27)
Fund Participation Agreement with Rydex Variable Trust & Rydex Distributors, Inc. dated September 10, 2001 with the registration statement under 333-62692, post-effective amendment number 20 filed on April 18, 2008 as document rydexfundpartagreement.htm
28)
Fund Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price Investment Services, Inc., as amended, dated October 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document trowefpa99h15.htm
29)
Fund Participation Agreement with The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management, Inc., as amended, dated February 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document univfpa99h16.htm
30)
Fund Participation Agreement with Van Eck Investment Trust, Van Eck Associates Corporation, and Van Eck Securities Corporation, as amended, dated September 1, 1989 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document vaneckfpa.htm
31)
Fund Participation Agreement with Waddell & Reed Services Company and Waddell & Reed, Inc, as amended, dated December 1, 2000 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document waddellreedfpa.htm
32)
Fund Participation Agreement with Wells Fargo Management, LLC, and Stephens, Inc., as amended, dated November 15, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document wellsfargofpa.htm
33)
Fund Participation Agreement with Putnam Variable Trust and Putnam Retail Management, L.P. dated February 1, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document putnamfpa.htm
34)
Fund Participation Agreement with Virtus Variable Insurance Trust and VP Distributors, LLC, dated October 1, 2018 with the registration statement under 333-215169, post-effective amendment number 5 filed on April 18, 2019 as document d674921dex9926h32.htm

35)
Fund Participation Agreement with Advisors Preferred Trust and Ceros Financial Services, Inc., dated June 17, 2021 with registration statement under 333-253123, pre-effective amendment 1 filed on July 2, 2021 as document d184214dex9930h.htm
i)
Form of Administrative Contracts –
Unless indicated as attached hereto, the following administrative contracts were previously filed and are hereby incorporated by reference.
1)
Administrative Services Agreement with AIM Advisors, Inc. dated July 1, 2005 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document aimasa99i1a.htm
2)
Financial Support Agreement with AIM Distributors, Inc. dated July 1, 2005 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document aimasa99i1b.htm
3)
Administrative Services Agreement with Alliance Fund Distributors, Inc. dated June 3, 2003 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document alliancebersteinasa.htm
4)
Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc., as amended, dated September 15, 2004 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document amcentasa99i2.htm
5)
Business Agreement with American Funds Distributors, Inc. and Capital Research and Management Company. dated July 20, 2005 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document americanfundsasa.htm
6)
Administrative Services Agreement with BlackRock (formerly FAM Distributors, Inc., and Merrill Lynch Variable Series Funds, Inc.), as amended, dated April 13, 2004 with the registration statement under 333- 137202, pre-effective amendment number 3 filed on September 27, 2007 as document blackrockasa.htm
7)
Administrative Services Agreement with Delaware Distributors, L.P., as amended, dated February 5, 2008 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document delawareasa.htm
8)
Fund Participation Agreement with DFA Investment Dimensions Group Inc.; Dimensional Fund Advisors LP; and DFA Securities LLC. dated February 8, 2012 with the registration statement under 333-149213, post- effective amendment number 7 filed on April 11, 2012 as document dfafpa.htm
9)
Restated Administrative Services Agreement with The Dreyfus Corporation, as amended, and 12b-1 letter agreement dated, as amended, dated June 1, 2003 with the registration statement under 333-140608, pre- effective amendment number 1 filed on July 17, 2007 as document dreyfusasa99i3.htm
10)
Fund Participation Agreement with DWS Variable Series I and DWS Variable Series II (formerly Scudder Variable Series I, Scudder Variable Series II), Deutsche Investment Management Americas, Inc. and DWS Investments Distributors, Inc. (formerly DWS Scudder Distributors, Inc.) dated July 1, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document dwsfpa.htm
11)
Dealer Agreement with Federated Securities Corp. dated October 26, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fedasa99i4a.htm
12)
Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp., as amended dated April 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fedasa99i4b.htm
13)
Service Agreement between Fidelity Investments Institutional Operations Company LLC and Nationwide Investment Services Corporation dated October 11, 2023 with the registration statement under 333-177439, post-effective amendment number 42 filed on April 25, 2024 as document d777109dex99i13.htm. Portions of this exhibit have been redacted.
14)
Service Contract between Fidelity Distributors Company LLC and Nationwide Investment Services Corporation dated October 18, 2023 with the registration statement under 333-177439, post-effective amendment number 42 filed on April 25, 2024 as document d777109dex99i14.htm. Portions of this exhibit have been redacted.

15)
Administrative Services Agreement with Franklin Templeton Services, LLC, as amended dated May 1, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document frankasa99i6.htm
16)
Agreement with Goldman, Sachs & Co. dated January 6, 1999 with the registration statement under 333- 43671, post-effective amendment number 43 filed on April 12, 2011 as document goldmansachsasa.htm
17)
Distribution and Shareholder Services Agreement with Janus Distributors, Inc. dated December 31, 1999 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document janusasa99i7.htm
18)
Administrative Services Agreement with Legg Mason Investor Services, LLC dated July 11, 2008, as amended, filed December 1, 2021 with post-effective amendment number 9 to the registration statement (333-227783) as document d145743dex99i36.htm. Portions of this exhibit have been redacted.
19)
Administrative Services Agreement with Lord Abbett Series Fund, Inc., as amended dated December 31, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document lordabbettasa.htm
20)
Fund Participation Agreement with M Fund, Inc. and M Financial Investment Advisers, Inc. dated May 1, 2007. dated May 1, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document mfundfpa99h10.htm
21)
Administrative Service Agreement with M Fund, Inc. dated May 1, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document mfundasa99i8.htm
22)
Letter Agreement between MFS Fund Distributors, Inc. ("MFD") and Nationwide Financial Services, Inc. dated January 30, 2013 with the registration statement under 333-227783, post-effective amendment number 3 filed on September 9, 2019 as document d737458dex9924b39.htm
23)
Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), as amended dated May 2, 2005 with the registration statement under 333-140608, pre- effective amendment number 1 filed on July 17, 2007 as document nwasa99i10.htm
24)
Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document nwfpa99h12b.htm
25)
Fund Participation Agreement with Neuberger Berman Management Inc. dated January 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document neuberfpa99h13.htm
26)
Administrative Services Agreement with New Age Alpha Advisors, LLC. dated October 28, 2024 – with the registration statement under 333-253123, post-effective amendment number 4 filed on October 3, 2024 as document d895101dex99i26.html. Portions of this exhibit have been redacted.
27)
Service Agreement with Northern Lights Variable Trust. dated February 8, 2012 with the registration statement under 333-155153, post-effective amendment number 6 filed on April 19, 2013 as document d470080dex99i24.htm
28)
Revenue Sharing Agreement with Oppenheimer Funds, Inc. dated April 17, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document oppenasa99i12.htm
29)
Administrative Services Agreement with Pacific Investment Management Company LLC, as amended dated March 28, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document pimcoasaa.htm
30)
Administrative Services Agreement with PIMCO Variable Insurance Trust, as amended dated March 28, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document pimcoasab.htm

31)
Fund Participation Agreement with Rydex Variable Trust & Rydex Distributors, Inc. dated September 10, 2001 with the registration statement under 333-62692, post-effective amendment number 20 filed on April 18, 2008 as document rydexfundpartagreement.htm
32)
Administrative Services Letter Agreement with T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc., as amended dated October 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document troweasa99i13.htm
33)
Administrative Services Agreement with Morgan Stanley Distribution, Inc. (The Universal Institutional Funds, Inc.), as amended dated May 5, 2005 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document univasa99i14.htm
34)
Administrative Services Agreement with Van Eck Securities Corporation, as amended dated November 3, 1997 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document vaneckasa.htm
35)
Administrative Services Agreement with Waddell & Reed, Inc., as amended dated December 1, 2000 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document waddellreedasa.htm
36)
Administrative Services Agreement with Wells Fargo Funds Management, LLC and Stephens, Inc., as amended dated November 15, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document wellsfargoasa.htm
37)
Administrative Services Agreement with Putnam Retail Management Limited Partnership, as amended dated August 1, 2006 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document putnamasa.htm
38)
Administrative Services Agreement with Virtus Variable Insurance Trust and VP Distributors, LLC, dated October 1, 2018 with the registration statement under 333-215169, post-effective amendment number 5 filed on April 18, 2019 as document d674921dex9926i36.htm
39)
Administrative Services Agreement with Advisors Preferred Trust, Gemini Fund Services, LLC, and Advisors Preferred LLC, dated June 17, 2021 with registration statement under 333-253123, pre-effective amendment 1 filed on July 2, 2021 as document d184214dex9930i.htm
j)
Not Applicable.
k)
Opinion of Counsel – Filed previously with registration statement (333-155153) on June 10, 2009 as document "opinionofcounsel.htm" and hereby incorporated by reference.
l)
Not Applicable.
m)
Not Applicable.
n)
Consent of Independent Registered Public Accounting Firm – Attached hereto.
o)
Not Applicable.
p)
Not Applicable.
q)
Redeemability Exemption – Filed previously with Post-Effective Amendment No. 27 to the registration statement (File No. 333-149213) on April 21, 2023 and hereby incorporated by reference.
r)
Not Applicable.
99)
Power of Attorney - Attached hereto.
Item 31. Directors and Officers of the Depositor
The business address of the Directors and Officers of the Depositor is:
One Nationwide Plaza, Columbus, Ohio 43215

President and Chief Operating Officer and Director	Carter, John L.
Executive Vice President-Chief Human Resources Officer	Clements, Vinita J.
Executive Vice President-Nationwide Chief Technology Officer	Fowler, James R.
Executive Vice President and Director	Frommeyer, Timothy G.

Executive Vice President-Chief Legal Officer	Howard, Mark S.
Executive Vice President-Chief Marketing Officer	Jones, Ramon
Executive Vice President-Chief Customer, Strategy and Innovation Officer	Mahaffey, Michael W.
Senior Vice President-NF Strategic Customer Solutions	Ambrozy, Tina S.
Senior Vice President-Strategic Planning	Amodeo, Daniel W.
Senior Vice President-Marketing Management - Financial Services	Bair, Ann S.
Senior Vice President-Corporate Controller and Chief Accounting Officer	Benson, James D.
Senior Vice President-P&C Legal	Boyer, John N.
Senior Vice President-Human Resources – IT & Legal	Bretz, Angela D.
Senior Vice President-Internal Audit	Burchwell, Jason E.
Senior Vice President-Nationwide Pet	Carnes, Joel R.M.
Senior Vice President-Chief Technology Officer - Nationwide Financial	Carrel, Michael W.
Senior Vice President-Chief Investment Officer	Coleman, Joel L.
Senior Vice President-Chief Compliance Officer	Dankovic, Rae Ann
Senior Vice President-Chief Risk Officer	Diem, Klaus K.
Senior Vice President-External Affairs	English, Steven M.
Senior Vice President-Trial Division	Failor, Scott E.
Senior Vice President-Chief Financial Officer - Nationwide Financial and Director	Ginnan, Steven A.
Senior Vice President-Annuity Distribution	Guymon, Rona
Senior Vice President-Nationwide Annuity and Director	Hawley, Craig A.
Senior Vice President-Legal - NF	Innis-Thompson, Janice
Senior Vice President-Investment Management Group	Jestice, Kevin T.
Senior Vice President-Chief Innovation and Digital Officer	Kandhari, Chetan D.
Senior Vice President-Chief Technology Officer – Technology Strategy, Data & Innovation	Kolp, Melanie A.
Senior Vice President and Treasurer	LaPaul, David
Senior Vice President-Chief Information Security Officer	Lukens, Todd
Senior Vice President-Marketing Management - P&C	MacKenzie, Jennifer B.
Senior Vice President-Corporate Development and Finance	O'Brien, Kevin G.
Senior Vice President-Corporate Solutions	Perez, Juan J.
Senior Vice President-Talent & Organization Effectiveness	Pheister, Erin R.
Senior Vice President-Retirement Solutions Sales	Porter, Richard
Senior Vice President-Nationwide Retirement Institute	Rodriguez, Kristi L.
Senior Vice President-Finance & Strategy Legal and Corporate Secretary	Skingle, Denise L.
Senior Vice President-Nationwide Life and Director	Snyder, Holly R.
Senior Vice President-Total Rewards	Sonneman, Christopher P.
Senior Vice President-Retirement Solutions	Stevenson, Eric
Senior Vice President-Chief Technology Officer – Property & Casualty	Vasudeva, Guruprasad C.
Senior Vice President-E-Risk Services – E&S/Specialty	Walsh, James
Senior Vice President-Human Resources - NF	Webster, Cynthia S.
Director	Walker, Kirt A.
Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant
Following is a list of entities directly or indirectly controlled by or under common control with the depositor or registrant. Ownership is indicated through indentation. Unless otherwise indicated, each subsidiary is either wholly-owned or majority-owned by the parent company immediately preceding it. (For example, Nationwide Fund Distributors, LLC is either wholly-owned or majority owned by NFS Distributors, Inc.) Separate accounts that have been established pursuant to board resolution but are not, and have never been, active are omitted.
Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Financial Services, Inc.	Delaware	The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute life insurance, long-term savings and retirement products.
NFS Distributors, Inc.	Delaware	The company acts primarily as a holding company for Nationwide Financial Services, Inc. companies.
Nationwide Financial General Agency, Inc.	Pennsylvania	The company is a multi-state licensed insurance agency.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Fund Distributors, LLC	Delaware	The company is a limited purpose broker-dealer.
Nationwide Fund Management, LLC	Delaware	The company provides administration, transfer and dividend disbursing agent services to various mutual fund entities.
Nationwide Retirement Solutions, Inc.	Delaware	The company markets and administers deferred compensation plans for public employees.
Nationwide Securities, LLC	Delaware	The company is a general purpose broker-dealer and investment adviser registered with the Securities and Exchange Commission.
Nationwide Trust Company, FSB	Federal
This is a federal savings bank chartered by the Office of
Thrift Supervision in the United States Department of
Treasury to exercise deposit, lending, agency, custody
and fiduciary powers and to engage in activities
permissible for federal savings banks under the Home
Owners’ Loan Act of 1933.

Nationwide Financial Services Capital Trust	Delaware	The trust’s sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust
525 Cleveland Avenue, LLC	Ohio	This is a limited liability company organized under the laws of the State of Ohio. The company was formed to provide remedial real property cleanup prior to sale.
Nationwide Life Insurance Company [2]	Ohio	The corporation provides individual life insurance, group and health insurance, fixed and variable annuity products and other life insurance products.
Jefferson National Life Insurance Company[2,3]	Texas	The company provides life, health and annuity products.
Jefferson National Life Annuity Company C2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account E2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account F2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account G2,3		A separate account issuing variable annuity products.
Jefferson National Life Insurance Company of New York[2,3]	New York	The company provides variable annuity products.
Jefferson National Life of New York Annuity Account 1[2,3]		A separate account issuing variable annuity products.
MFS Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Multi-Flex Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-II2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-3[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-4[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-5[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-6[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-7[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-8[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-9[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-10[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-11[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-12[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-13[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-14[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-15[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable annuity contracts.
Nationwide VLI Separate Account[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-2[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-3[2,3]	Ohio	A separate account issuing variable life insurance policies.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide VLI Separate Account-4[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-5[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-6[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-7[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable life insurance policies.
Nationwide Investment Services Corporation[3]	Oklahoma
This is a limited purpose broker-dealer and distributor of
variable annuities and variable life products for
Nationwide Life Insurance Company and Nationwide Life
and Annuity Insurance Company. The company also
provides educational services to retirement plan sponsors
and its participants.

Nationwide Financial Assignment Company[3]	Ohio	The company is an administrator of structured settlements.
Nationwide Investment Advisors, LLC[3]	Ohio	The company provides investment advisory services.
Eagle Captive Reinsurance, LLC[3]	Ohio	The company is engaged in the business of insurance
Nationwide Life and Annuity Insurance Company[2,3]	Ohio	The company engages in underwriting life insurance and granting, purchasing and disposing of annuities.
Nationwide VA Separate Account-A2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-B2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-C2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-D2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account A2,3	Delaware	A separate account issuing variable annuity contracts.
Nationwide VL Separate Account-C2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-D2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-G2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account A2,3	Delaware	A separate account issuing variable life insurance policies.
Olentangy Reinsurance, LLC[3]	Vermont	The company is a captive life reinsurance company.
Nationwide SBL, LLC	Ohio	The company is a lender offering securities-back lines of credit.
Registered Investment Advisors Services, Inc.	Texas	The company is a technology company that facilitates third-party money management services for registered investment advisors
Nationwide Fund Advisors[4]	Delaware	The trust acts as a registered investment advisor.
1
This subsidiary/entity is controlled by its immediate parent through contractual association.
2
This subsidiary/entity files separate financial statements.
3
Information for this subsidiary/entity is included in the consolidated financial statements of its immediate parent.
4
This subsidiary/entity is a business trust.
Item 33. Indemnification
Provision is made in Nationwide’s Amended and Restated Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by Nationwide of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of Nationwide, against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling Nationwide pursuant to the foregoing provisions, Nationwide has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriter
Nationwide Investment Services Corporation ("NISC")
a)
NISC serves as principal underwriter and general distributor for the following separate investment accounts of Nationwide or its affiliates:
Jefferson National Life Annuity Account C	Nationwide Variable Account-14
Jefferson National Life Annuity Account E	Nationwide Variable Account-15
Jefferson National Life Annuity Account F	Nationwide VA Separate Account-A
Jefferson National Life Annuity Account G	Nationwide VA Separate Account-B
Jefferson National Life of New York Annuity Account 1	Nationwide VA Separate Account-C
MFS Variable Account	Nationwide VA Separate Account-D
Multi-Flex Variable Account	Nationwide VLI Separate Account
Nationwide Variable Account	Nationwide VLI Separate Account-2
Nationwide Variable Account-II	Nationwide VLI Separate Account-3
Nationwide Variable Account-3	Nationwide VLI Separate Account-4
Nationwide Variable Account-4	Nationwide VLI Separate Account-5
Nationwide Variable Account-5	Nationwide VLI Separate Account-6
Nationwide Variable Account-6	Nationwide VLI Separate Account-7
Nationwide Variable Account-7	Nationwide VL Separate Account-C
Nationwide Variable Account-8	Nationwide VL Separate Account-D
Nationwide Variable Account-9	Nationwide VL Separate Account-G
Nationwide Variable Account-10	Nationwide Provident VA Separate Account 1
Nationwide Variable Account-11	Nationwide Provident VA Separate Account A
Nationwide Variable Account-12	Nationwide Provident VLI Separate Account 1
Nationwide Variable Account-13	Nationwide Provident VLI Separate Account A
b)
Directors and Officers of NISC:
President and Director	Ambrozy, Tina S.
Senior Vice President and Secretary	Skingle, Denise L.
Vice President-Tax	Eppley, Daniel P.
Vice President and Assistant Secretary	Garman, David A.
Vice President-Chief Compliance Officer	Rabenstine, James J.
Vice President-Chief Tax Officer	Scheiderer, Kevin P.
Vice President-CFO - Life Insurance	Wild, Keith D.
Associate Vice President-NF Compliance - Strategic Customer Solutions	Deleget, J. Brian
Associate Vice President and Assistant Treasurer	Hacker, Hope C.
Associate Vice President and Assistant Treasurer	Radabaugh, Nathan
Associate Vice President and Treasurer	Roswell, Ewan T.
Associate Vice President and Assistant Treasurer	Walker, Tonya G.
Assistant Secretary	Bowman, Heidi K.
Assistant Secretary	Dokko, David H.
Assistant Secretary	Hartman, Mark E.
Director	Hawley, Craig A.
Director	Stevenson, Eric
The business address of the Directors and Officers of NISC is:
One Nationwide Plaza, Columbus, Ohio 43215.

c)
Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commissions	Other Compensation
Nationwide Investment Services Corporation	N/A	N/A	N/A	N/A
Item 35. Location of Accounts and Records
Steven A. Ginnan
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH 43215
Item 36. Management Services
Not Applicable
Item 37. Fee Representation
Nationwide Life and Annuity Insurance Company represents that the fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Nationwide Life and Annuity Insurance Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of the Registration Statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on April 24, 2025.
Nationwide VL Separate Account-G
(Registrant)
By: /s/ John L. Carter*
John L. Carter President and Chief Operating Officer
Nationwide Life and Annuity Insurance Company
(Depositor)
By: /s/ John L. Carter*
John L. Carter President and Chief Operating Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated, on April 24, 2025.
/s/ JOHN L. CARTER*
John L. Carter, President and Chief Operating Officer and Director (Principal Executive Officer)
/s/ HOLLY R. SNYDER*
Holly R. Snyder, Senior Vice President and Director
/s/ TIMOTHY G. FROMMEYER*
Timothy G. Frommeyer, Executive Vice President and Director
/s/ CRAIG A. HAWLEY*
Craig A. Hawley, Senior Vice President-Nationwide Annuity and Director
/s/ STEVEN A. GINNAN*
Steven A. Ginnan, Senior Vice President-Chief Financial Officer-Nationwide Financial and Director (Chief Financial Officer)
/s/ KIRT A. WALKER*
Director
/s/ JAMES D. BENSON*
James D. Benson, Senior Vice President-Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)
*By: /s/ Jamie Ruff Casto
Jamie Ruff Casto Attorney-in-Fact Pursuant to Power of Attorney